UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
GUESS?, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Copy

May [ ], 2024

Dear Shareholder:

We are pleased to invite you to the 2024 annual meeting of shareholders (including any adjournments or postponements thereto, the “Annual Meeting”) of Guess?, Inc. (the “Company”) to be held on Friday, May 31, 2024, at 9:00 a.m. (PDT). The Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.cesonlineservices.com/ges24_vm, where you will be able to listen to the Annual Meeting live, submit questions, and vote.

Shareholders of record of the Company at the close of business on April 5, 2024 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement, accompanying Proxy Card, and Fiscal 2024 Annual Report to Shareholders (including the Company’s Annual Report on Form 10-K) were first sent or given to our shareholders on or about May [ ], 2024. You should also have received a Proxy Card or Voting Instruction Form and postage-paid return envelope, through which your vote is being solicited on behalf of our Board of Directors (the “Board”).

At the Annual Meeting, you will be asked to: (i) elect seven directors to serve until the Company’s 2025 annual meeting of shareholders, (ii) cast an advisory vote on the compensation of our named executive officers, (iii) ratify the appointment of the independent auditor for the fiscal year ending February 1, 2025, (iv) approve an amendment and restatement of our 2004 Equity Incentive Plan, (v) approve amendments to our Restated Certificate of Incorporation (comprising two proposals), and (vi) consider such other business as may properly come before the Annual Meeting. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

We are confident that our slate of Board candidates has the right mix of professional achievement, skills and experiences that qualifies each of them to serve as shareholder representatives overseeing the management of the Company. We are committed to engaging with our shareholders and continuing to solicit feedback about, and understand our shareholders’ perspectives on, the Company. The Board of Directors is well positioned to oversee the execution of our long-term strategic plans to grow and realize shareholder value. Our Board recommends that you vote “FOR” each of Mr. Carlos Alberini, Mr. Thomas J. Barrack, Jr., Mr. Anthony Chidoni, Mr. Paul Marciano, Ms. Elsa Michael, Ms. Deborah Weinswig and Mr. Alex Yemenidjian for election to our Board.

It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing the Proxy Card or Voting Instruction Form in the postage-paid envelope provided. Returning your proxy or Voting Instruction Form by mail or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the Annual Meeting. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

Thank you for your ongoing support of and continued interest in Guess?, Inc.

Carlos Alberini Chief Executive Officer and Director

Preliminary Copy

GUESS?, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 31, 2024

Time and Date:	9:00 a.m. (PDT) on Friday, May 31, 2024

Place:	The 2024 annual meeting of shareholders (the “Annual Meeting”) of Guess?, Inc. (the “Company”) will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will not be able to attend the Annual Meeting in person.

Virtual Meeting Access:	You will be able to participate online and submit your questions during the meeting by visiting www.cesonlineservices.com/ges24_vm. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Proxy Statement.

Items of Business:

1.  To elect seven directors to the Company’s Board of Directors (the “Board”) to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

2. To conduct an advisory vote on the compensation of our named executive officers.

3. To ratify the appointment of the independent auditor for the fiscal year ending February 1, 2025.

4.  To approve an amendment and restatement of our 2004 Equity Incentive Plan, including to increase by 3,890,000 shares the number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company available for issuance under the plan.

5.  To approve amendments to the Restated Certificate of Incorporation to:

5.a. Amend the Restated Certificate of Incorporation to provide for officer exculpation and update indemnification and advancement provisions; and

5.b.  Amend the Restated Certificate of Incorporation to clarify, eliminate or update certain miscellaneous provisions.

6.  To consider such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders. The Board recommends a vote on the enclosed Proxy Card “FOR” each of the seven director nominees named in the accompanying Proxy Statement, and “FOR” Proposals 2, 3, 4 and 5.a and 5.b.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote at this Annual Meeting only if you were a shareholder of the Company as of the end of business on April 5, 2024 (the “Record Date”).

Attendance:	This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. The process for attending and participating in the virtual Annual Meeting will depend on whether you are a registered holder or a beneficial holder. For specific instructions on how to attend and participate, please refer to the section entitled “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on Page 1 of this Proxy Statement.

Voting:	Your vote is very important. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to submit your proxy as soon as possible using one of the following three convenient methods: (i) accessing the website set forth on your enclosed Proxy Card and following the instructions, (ii) calling the toll-free number listed on your enclosed Proxy Card and following the instructions, or (iii) completing, signing, dating and returning the Proxy Card by mail in the postage-paid envelope provided. You are urged to complete and submit the enclosed Proxy Card, even if your shares were sold after the Record Date. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about the Proxy Materials and Annual Meeting” beginning on Page 1 of this Proxy Statement and the instructions on the Proxy Card.

If your shares of Common Stock are held in a brokerage account or by a bank, trustee or other nominee (i.e., your shares are held in “street name”), you will receive a Voting Instruction Form from that nominee. You may provide voting instructions to your nominee as to how to vote your shares by following the instructions set forth on your enclosed Voting Instruction Form.

The Board recommends that you vote “FOR” each of the seven director nominees named in the accompanying Proxy Statement, and “FOR” Proposals 2, 3, 4, 5.a and 5.b.

The Company’s nominees for election as directors of the Company are listed in the accompanying Proxy Statement and on the Proxy Card or Voting Instruction Form enclosed with the accompanying Proxy Statement. The accompanying Proxy Statement also provides detailed information about the matters to be considered at the Annual Meeting. This Notice, the Annual Report on Form 10-K for the year ended February 3, 2024 and the attached Proxy Statement and form of Proxy Card are first being sent to shareholders as of the Record Date, on or about May [ ], 2024.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE PROXY CARD OR VOTING INSTRUCTION FORM. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A LEGAL PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE YOUR SHARES AT THE ANNUAL MEETING.

Regardless of the number of shares of Common Stock that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

BY ORDER OF THE BOARD OF DIRECTORS,

Alejandro (Alex) Yemenidjian Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 31, 2024

This Proxy Statement, the accompanying Proxy Card and our Annual Report on Form 10-K for the Fiscal Year Ended February 3, 2024 are available at www.viewourmaterial.com/ges. Information on that website, other than this Proxy Statement, is not incorporated by reference into, and is not a part of, this Proxy Statement.

Please sign, date and promptly return the enclosed Proxy Card or Voting Instruction Form in the postage-paid envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that your shares may be represented at the Annual Meeting. Instructions are on your Proxy Card or on the Voting Instruction Form provided by your broker, bank, trustee or other nominee.

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The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy or voting instructions for your shares, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll Free: (877) 825-8772

Banks and Brokers Call Collect: (212) 750-5833

Preliminary Copy

GUESS?, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on May 31, 2024

This proxy statement (the “Proxy Statement”) and the enclosed Proxy Card or Voting Instruction Form are first being furnished to shareholders commencing on or about May [ ], 2024, in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Guess?, Inc. (the “Company”) of proxies in the enclosed form for use at the 2024 annual meeting of shareholders (the “Annual Meeting”) to be held on Friday, May 31, 2024, at 9:00 a.m. (PDT), and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:	Why am I receiving these materials?

A:

The Board of Directors is providing the Proxy Statement and Proxy Card or Voting Instruction Form for you in connection with the Annual Meeting, which will take place on May 31, 2024. As a shareholder, you are invited to attend the Annual Meeting, which is being held virtually on the Internet, conducted via live webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or mobile device or by mail.

You are receiving this Proxy Statement as a shareholder of the Company as of April 5, 2024 (the “Record Date”) for purposes of determining the shareholders entitled to receive notice of and vote at the 2024 Annual Meeting. As further described below, we request that you promptly use the enclosed Proxy Card or Voting Instruction Form to vote, by Internet, by telephone or by mail, on the Proposals to be presented at the Annual Meeting.

To participate at the Annual Meeting online you must pre-register by 9:00 a.m. (PDT) on May 30, 2024. Please visit www.cesonlineservices.com/ges24_vm to pre-register. See “How can I attend the virtual Annual Meeting” below for further information.

THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S NOMINEES ON PROPOSAL No. 1 AND “FOR” PROPOSAL Nos. 2, 3, 4, 5.a AND 5.b USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

Q:	What information is contained in this Proxy Statement?

A:

The information included in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:	How do I obtain the Company’s Annual Report on Form 10-K?

A:	A copy of the Company’s fiscal 2024 Annual Report on Form 10-K is enclosed.

Shareholders may request another free copy of the fiscal 2024 Annual Report on Form 10-K from:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

http://investors.guess.com

The Company will also furnish any exhibit to the fiscal 2024 Annual Report on Form 10-K if specifically requested.

Q:	What may I vote on by proxy?

A:	(1)

The election of seven directors to serve until the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”) and until their respective successors are duly elected and qualified or until their earlier resignation or removal;

(2)	An advisory vote on the compensation of our named executive officers;

(3)	The ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as the independent auditor of the Company for the fiscal year ending February 1, 2025 (“fiscal 2025”);

(4)

The approval of an amendment and restatement of our 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”), including to increase by 3,890,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) the number of shares available for issuance under the plan; and

(5)	The approval of amendments to our Restated Certificate of Incorporation to:

a.	Amend the Restated Certificate of Incorporation to provide for officer exculpation and update indemnification and advancement provisions; and

b.	Amend the Restated Certificate of Incorporation to clarify, eliminate or update certain miscellaneous provisions.

We will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board recommend I vote on the Proposals?

A:	Our Board recommends that you vote with respect to the Proposals as follows:

(1)	“FOR” each of the seven nominees to serve on the Board;

(2)	“FOR” the advisory resolution approving the compensation of our named executive officers;

(3)	“FOR” the ratification of the appointment of Ernst & Young as the independent auditor of the Company for fiscal 2025;

(4)	“FOR” the approval of the amended and restated 2004 Equity Incentive Plan; and

(5)

“FOR” the adoption of amendments to our Restated Certificate of Incorporation to: (a) provide for officer exculpation and update indemnification and advancement provisions, and (b) clarify, eliminate or update certain miscellaneous provisions.

We describe each Proposal and the Board’s reason for its recommendation with respect to each Proposal on pages 13, 14, 17, 20, and 32 and elsewhere in this Proxy Statement.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Shareholders as of the close of business on the Record Date are entitled to vote at the Annual Meeting. At the close of business on April 5, 2024, we had 53,462,783 shares of Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote for each share held as of the above Record Date.

Q:	Who is soliciting my vote?

A:

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend virtually. Proxies will be solicited on behalf of the Board by our directors, certain executive officers and other employees of the Company.

Additionally, we have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also see solicitation materials by e-mail, in person, by mail, by press releases issued by us, by postings on our corporate website or other websites, or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is incorporated by reference into, and is not part of, this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Q:	How many shares can vote?

A:	As of the Record Date, 53,462,783 shares of Common Stock, the only voting securities of the Company, were issued and outstanding.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one (1) vote for each share of Common Stock you own as of the Record Date.

Q:	How will my shares be voted?

A:

Shareholders of record as of the close of business on the Record Date are entitled to one (1) vote for each share of Common Stock held on each matter to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the Proxy Card or Voting Instruction Form with respect to the Proposals, the shares represented by the Proxy Card or Voting Instruction Form will be voted as you specify. If you return a validly executed Proxy Card or Voting Instruction Form without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” each of the Board’s director nominees set forth in this Proxy Statement (Proposal No. 1) and “FOR” Proposal Nos. 2, 3, 4, 5.a and 5.b.

Additionally, each of Mr. Paul Marciano and Mr. Maurice Marciano (together, the “Marcianos”) is party to a voting agreement (each, a “Voting Agreement”) with the Company, pursuant to which the Marcianos have each agreed to vote a specified portion of their shares of Common Stock in direct proportion to the manner in which all other shares of Common Stock over which they do not have voting power are voted (or not voted) on the proposals at the Annual Meeting, as follows: Mr. Paul Marciano, 201,153 shares of Common Stock; and Mr. Maurice Marciano, 201,153 shares of Common Stock. This means that these shares of Common Stock will be voted to reflect voting results with respect to “shares voted for”, “shares voted against”, “shares abstained”, “shares withheld”, “broker non-votes” and “shares not present at the meeting” proportionate to the aggregate voting results at the Annual Meeting by all other holders of shares of Common Stock as of the Record Date.

Q:	How can I attend the virtual Annual Meeting?

A:

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by a live webcast. No physical meeting will be held. The Annual Meeting will begin promptly at 9:00 a.m. (PDT) on Friday, May 31, 2024. If you plan to participate in the virtual Annual Meeting, you will need to pre-register by 9:00 a.m. (PDT) on May 30, 2024. To pre-register for the Annual Meeting, please visit www.cesonlineservices.com/ges24_vm. Pre-registered shareholders may access the meeting up to 30 minutes prior to the start time. Please allow ample time for online check in.

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For Registered Holders: If you were a shareholder as of the close of business on April 5, 2024 and have your control number, you must register in advance to attend the Annual Meeting. To register for the Annual Meeting, please visit the website www.cesonlineservices.com/ges24_vm. Please have your Proxy Card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

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For Beneficial Holders: If you were a shareholder as of the close of business on April 5, 2024 and hold your shares through an intermediary, such as a broker, bank, trustee or other nominee, you must register in advance to attend the Annual Meeting. To register for the Annual Meeting, please visit the website www.cesonlineservices.com/ges24_vm. Please have your Voting Instruction Form or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your broker, bank, trustee or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.

Q:	How do I ask questions during the Annual Meeting?

A:

To ask a question during the Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “How can I attend the virtual Annual Meeting.” The question and answer session will answer questions submitted live during the Annual Meeting. Questions may be submitted during the Annual Meeting on the Annual Meeting website using the “Ask a Question” box.

Q:	What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call the support number found in the reminder email you will receive the day before the Annual Meeting.

Q:	How do I vote?

A:	You are eligible to vote at the Annual Meeting as follows:

Shareholder of Record: If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Computershare Trust Company, N.A. (“Computershare”), then you are a shareholder of record. As a shareholder of record, you may vote using one of the following four methods:

•	Voting by Internet. To vote via the Internet, use the website indicated on the enclosed Proxy Card;

•	Voting by Telephone. To vote by telephone, call the toll-free number on the enclosed Proxy Card;

•	Voting by Mail. To vote by mail, simply mark the enclosed Proxy Card, date and sign it, and return it by mail in the postage-paid envelope provided; or

•

Voting Electronically During the Annual Meeting. If you have pre-registered to attend the Annual Meeting, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Shareholder Ballot” link on the virtual meeting site.

The Internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares and to confirm that your voting instructions have been properly recorded. Specific instructions are set forth on the enclosed Proxy Card. Regardless of the method you choose, your vote is important. Please vote by following the specific instructions on your Proxy Card. All proxies will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

Beneficial Shareholder: If, on the Record Date, your shares were held in an account at a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. Please refer to “What if my shares are held in “street name?” below for information about how to vote those shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your voting instructions in advance of the Annual Meeting to ensure that your shares are represented at the Annual Meeting.

If you have any questions or require assistance in submitting a proxy or voting instructions for your shares, please call Innisfree at (877) 825-8772 (toll free for shareholders) or (212) 750-5833 (collect for banks and brokers).

Q:	Can I change my vote after submitting my proxy?

A:	Yes. You have the right to revoke your proxy at any time before it is exercised at the Annual Meeting by:

•	Notifying the Corporate Secretary of the Company in writing;

•	Returning a later-dated, validly executed proxy card;

•	Entering a later-dated Internet or telephone vote; or

•	Voting electronically during the virtual meeting.

Attendance at the virtual Annual Meeting will not revoke a proxy unless you actually vote electronically during the virtual Annual Meeting.

If your shares are held by your broker, bank, trustee or other nominee, you should follow the instructions provided by them.

Q:	What if my shares are held in “street name?”

A:

If your shares are held in “street name” through a brokerage firm, bank, trustee or other nominee, as the beneficial owner of those shares you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request, obtain and submit a valid legal proxy from your broker, bank, trustee or other nominee. Please follow the instructions from your broker, bank, trustee or other nominee included on the Voting Instruction Form accompanying these proxy materials, or contact your broker, bank, trustee or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, trustee or other nominee how to vote your shares using the Voting Instruction Form provided by your broker, bank, trustee or other nominee so that your vote can be counted. The Voting Instruction Form provided by your broker, bank, trustee or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q:	If my shares are held in street name through a brokerage account, what is the impact of not submitting voting instructions?

A:

If you own your shares in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal and discretionary authority is permissible at an annual meeting. A broker will generally have discretionary authority and be entitled to vote shares held for a beneficial owner on routine matters, such as the proposal to ratify the appointment of the independent auditor for the fiscal year ending February 1, 2025 (Proposal No. 3), without instructions from the beneficial owner of those shares. A broker is not entitled to vote the shares on non-routine items, which will include the proposal to elect directors (Proposal No. 1), the proposal to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 2), the proposal to approve the amendment and restatement of our 2004 Equity Incentive Plan (Proposal No. 4); and the proposals to approve amendments to our Restated Certificate of Incorporation (Proposal Nos. 5.a and 5.b). Accordingly, if you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal No. 3, even in the absence of your instruction. If your shares are voted on Proposal No. 3 as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals. Any broker non-votes will be counted in determining whether a quorum exists at the Annual Meeting, will not be counted in determining the outcome of Proposal No. 1, but will have the effect of a vote “Against” Proposal No. 2, Proposal No. 4 and Proposal Nos. 5.a and 5.b.

Accordingly, if your shares are held in a brokerage account, it is very important that you instruct your broker on how to vote shares that you hold in street name. We urge you to follow the directions provided by your broker that holds your shares and provide voting instructions on the Voting Instruction Form provided by your broker.

Q:	What does it mean if I get more than one Proxy Card or Voting Instruction Form?

A:

If your shares are registered differently and are in more than one account, you will receive more than one Proxy Card or Voting Instruction Form. If you intend to vote by return mail, sign, date and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare.

Q:	How may I obtain a separate set of voting materials?

A:

If you share an address with another shareholder, you may receive only one set of proxy materials (including our fiscal 2024 Annual Report on Form 10-K and this Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials at:

Guess?, Inc.

Attn: Investor Relations

1444 South Alameda Street

Los Angeles, California 90021

(213) 765-5578

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials in the future.

Q:	What is a “quorum?”

A:

A quorum of shareholders is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at a meeting. On the Record Date, there were 53,462,783 shares of Common Stock outstanding and entitled to vote. A “quorum” will be present if shareholders holding a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. A quorum must have been established in order to consider any matter at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting via the Internet. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement.

Q:	How many votes are needed to approve the Proposals?

A:

Proposal No. 1 (Election of Directors). A plurality of the votes of the shares of our Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required for the election of directors, which means that the seven candidates for director receiving the most “For” votes will be elected directors of the Company. Shareholders may not cumulate their votes. A properly executed proxy marked “Withhold” with respect to the election of a director will not be voted with respect to such director and a broker non-vote, if any, will not be counted in the outcome of Proposal No. 1.

Proposal No. 2 (Advisory Approval of Compensation of Named Executive Officers). The affirmative vote of the holders of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereat, provided that a quorum exists, is required to approve this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

Proposal No. 3 (Ratification of Independent Auditor). The affirmative vote of the holders of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereat, provided that a quorum exists, is required to approve this Proposal. Abstentions, if any, will have the same effect as a vote “Against” this Proposal.

Proposal No. 4 (Approval of Amended and Restated 2004 Equity Incentive Plan). The affirmative vote of the holders of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereat, provided that a quorum exists, is required to approve this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

Proposal Nos. 5.a and 5.b (Amendments to Restated Certificate of Incorporation). The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, provided that a quorum exists, is required to approve the amendments to the Company’s Restated Certificate of Incorporation set forth in Proposal Nos. 5.a and 5.b. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” these Proposals.

Please note that Proposal No. 2 and Proposal No. 3 are advisory only and will not be binding. The results of the votes on Proposal No. 2 and Proposal No. 3 will be taken into consideration by the Company, our Board or the appropriate committee of our Board, as applicable, when making future decisions regarding these matters.

As a shareholder as of the Record Date, if you properly complete, sign, date and return a Proxy Card or Voting Instruction Form, your shares of Common Stock will be voted as you specify. However, if you submit a signed Proxy Card or Voting Instruction Form or submit your proxy by telephone or Internet and do not specify how you want your shares voted on any matter, the persons named as proxies will vote your shares: “FOR” each of the Board nominees set forth on the Proxy Card or Voting Instruction Form (Proposal No. 1); and “FOR” each of Proposal Nos. 2, 3, 4, 5.a and 5.b.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the Proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed Proxy Card will give authority to each of Jason T. Miller, our General Counsel and Secretary, and Anne Deedwania, our Deputy General Counsel and Assistant Secretary, to vote on such matters at their discretion, to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as follows:

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting, the written proposal must be received by the Corporate Secretary of the Company at our principal executive offices no later than January [ ], 2025. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Guess?, Inc.

Attn: Corporate Secretary

1444 South Alameda Street

Los Angeles, California 90021

For a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 for the 2025 Annual Meeting, the shareholder must provide the information required by Section 2.09 of our Fourth Amended and Restated Bylaws (the “Bylaws”) and give timely notice to the Corporate Secretary of the Company in accordance with such section of the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

•	Not earlier than March 2, 2025, and

•	Not later than the close of business on April 1, 2025.

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, then notice of a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the shareholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

Nomination of Director Candidates: For a shareholder to nominate a director for election to the Board at the annual meeting next year, the shareholder must provide the information required by Section 3.03 of the Bylaws and give timely notice to the Corporate Secretary of the Company in accordance with such section of the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

•	Not earlier than March 2, 2025, and

•	Not later than the close of business on April 1, 2025.

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, then notice of a director nomination must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the shareholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

In addition, a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act, unless the information has been provided in a preliminary or definitive proxy statement previously filed by the shareholder. Such written notice must be postmarked or transmitted electronically no later than April 1, 2025. If we change the date of the 2025 Annual Meeting by more than 30 days from the anniversary of the Annual Meeting, your written notice must be received by the later of 60 days prior to the date of the 2025 Annual Meeting or the tenth calendar day following the day on which we first publicly announce the date of the 2025 Annual Meeting of shareholders. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

Copy of Bylaw Provisions: You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for providing notice of shareholder proposals or director nominations under the advance notice provisions of the Bylaws. The Bylaws are also available on the Company’s website at http://investors.guess.com.

Q:	Who will pay for the solicitation of proxies?

A:

This solicitation is made by mail on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by mail, telephone, facsimile, electronic mail or personal interview by the directors, officers and employees of the Company and its affiliates (none of whom will receive additional compensation for the solicitation) or from other third-party proxy solicitors (in exchange for customary fees for such services). The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders. We may incur other expenses in connection with the solicitation of proxies for the Annual Meeting.

Q:	How can I find the voting results of the Annual Meeting?

A:	We intend to publish preliminary and/or final voting results (as available) in a Current Report on Form 8-K within four business days following the Annual Meeting.

Q:	How may I communicate with the Company’s Board or the non-management directors on the Company’s Board?

A:

You may communicate with the Board by submitting an e-mail to the Company’s Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chairman of the Board.

Q:	What is the Company’s fiscal year?

A:

The Company’s fiscal year is the 52- or 53-week period that ends on the Saturday nearest to January 31 of each year. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s fiscal calendar.

Q:	Do I have appraisal or dissenters’ rights?

A:	Holders of our Common Stock are not entitled to dissenters’ rights of appraisal.

Q:	Whom should I call if I have questions about the Annual Meeting?

A:

Innisfree is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Innisfree:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll Free: (877) 825-8772

Banks and Brokers Call Collect: (212) 750-5833

THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S NOMINEES ON PROPOSAL No. 1, “FOR” PROPOSAL No. 2, “FOR” PROPOSAL No. 3, “FOR” PROPOSAL No. 4 AND “FOR” PROPOSAL Nos. 5.a AND 5.b, USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include those relating to our expectations, analyses and other information based on current plans, forecasts of future results and estimates of amounts not yet determinable. These statements may also relate to our current business strategies, strategic initiatives, sustainability and emission reduction goals, and other goals and future prospects. In some instances, these forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “goal,” “intend,” “may,” “outlook,” “pending,” “plan,” “predict,” “project,” “see,” “should,” “strategy,” “will,” “would,” and other similar terms and phrases, including references to assumptions.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from what is currently anticipated. Factors which may cause actual results in future periods to differ materially from current expectations include, among others: our ability to maintain our brand image and reputation; changes in consumer confidence or discretionary consumer spending; sanctions and export controls targeting Russia and other impacts related to the war in Ukraine; impacts related to the Israel-Hamas war; impacts related to public health crises; risks relating to our indebtedness; changes to estimates related to impairments, inventory and other reserves; changes in the competitive marketplace and in our commercial relationships; our ability to anticipate and adapt to changing consumer preferences and trends; our ability to manage our inventory commensurate with customer demand; the high concentration of our Americas Wholesale business; risks related to the costs and timely delivery of merchandise to our distribution facilities, stores and wholesale customers, including risks related to the current Red Sea supply chain crisis; unexpected or unseasonable weather conditions, catastrophic events or natural disasters; our ability to effectively operate our various retail concepts; our ability to successfully and/or timely implement our growth strategies and other strategic initiatives; our ability to complete or integrate planned acquisitions or alliances; uncertainties regarding our ability to realize operational efficiencies and other anticipated synergies, expansion plans and other benefits from the rag & bone acquisition in the timeframe expected or at all; our ability to successfully enhance our global omni-channel capabilities; our ability to expand internationally and operate in regions where we have less experience; risks relating to our convertible senior notes, including our ability to settle the liabilities in cash; disruptions at our distribution facilities, including potential challenges related to the conversion of our self-operated U.S. distribution center to a third-party provider; our ability to attract and retain management and other key personnel; obligations or changes in estimates arising from new or existing litigation, income tax and other regulatory proceedings; errors in our assumptions, estimates and judgments related to tax matters; changes in U.S. or foreign income tax or tariff policy, including changes to tariffs on imports into the U.S.; accounting adjustments to our unaudited financial statements; future non-cash asset impairments, including goodwill, right-of-use lease assets and/or other store asset impairments; violations of or changes to, domestic or international laws and regulations; risks associated with the acts or omissions of our licensees and third party vendors, including a failure to comply with our vendor code of conduct or other policies; risks associated with cybersecurity incidents and other cybersecurity risks; risks associated with our ability to properly collect, use, manage and secure consumer and employee data; risks associated with our vendors’ ability to maintain the strength and security of information systems; changes in economic, political, social and other conditions affecting our foreign operations and sourcing, including the impact of currency fluctuations; global income tax rates and economic and market conditions in the various countries in which we operate; impacts of inflation and further inflationary pressures; fluctuations in quarterly performance; slowing in-person customer traffic; increases in labor costs; increases in wages; risks relating to activist investor activity; and the significant voting power of our founders. In addition to these factors, the economic, technological, managerial, and other risks identified in the Company’s most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission, including but not limited to the risk factors discussed therein, could cause actual results to differ materially from current expectations We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date of this Proxy Statement. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Our Bylaws authorize a Board of Directors consisting of not less than three or more than fifteen directors. The Board of Directors currently consists of seven members, with all directors’ terms expiring at the Annual Meeting. The Board of Directors has nominated Mr. Carlos Alberini, Mr. Thomas J. Barrack, Jr., Mr. Anthony Chidoni, Mr. Paul Marciano, Ms. Elsa Michael, Ms. Deborah Weinswig and Mr. Alex Yemenidjian for election to the Board at the Annual Meeting. Each of the nominees is currently a member of our Board, other than Ms. Michael, and, with the exception of Mr. Barrack and Ms. Michael, was elected to our Board at our 2023 annual meeting of shareholders. Current director Cynthia Livingston is not standing for election at the Annual Meeting and will retire from the Board immediately prior to the Annual Meeting.

Mr. Alberini is our Chief Executive Officer and Mr. Paul Marciano is the Company’s Chief Creative Officer. Messrs. Barrack, Chidoni and Yemenidjian and Mses. Michael and Weinswig are independent, as discussed under the heading “Corporate Governance and Board Matters – Board Independence, Structure and Committee Composition” herein. Each of the nominees has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. Information regarding the nominees is set forth under the heading “Directors and Executive Officers” herein.

The Board of Directors recommends a vote “FOR” each of the seven nominees named in the Proxy Card.

The nominees will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders may not cumulate their votes. If any of the nominees are unable or unwilling for good cause to stand for election or serve as a director if elected, which is not anticipated, the persons named as proxies intend to vote for such other person or persons as the Board of Directors may designate, or the Board may choose to reduce the size of the Board. In no event will the shares represented by the proxies be voted for more than seven directors at the Annual Meeting.

As of the filing of this Proxy Statement, the Company has a director resignation policy to which all directors are subject. Pursuant to the director resignation policy, any director who receives a greater number of votes “Withheld” from his or her election than votes “For” such election must tender his or her resignation to the Board for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) shall evaluate such offer of resignation in light of the best interests of the Company and its shareholders and shall recommend to the Board the action to be taken with respect thereto. The Board shall then act promptly with respect to the letter of resignation and the Company shall publicly disclose the decision of the Board.

The Board of Directors recommends that shareholders vote “FOR” each of the seven Board nominees listed on the Proxy Card (i.e., Mr. Carlos Alberini, Mr. Thomas J. Barrack, Jr., Mr. Anthony Chidoni, Mr. Paul Marciano, Ms. Elsa Michael, Ms. Deborah Weinswig and Mr. Alex Yemenidjian) to serve on our Board.

PROPOSAL NO. 2: ADVISORY VOTE ON THE

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

(Item 2 on the Proxy Card)

The Company is providing shareholders with an opportunity to cast a non-binding, advisory vote on the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the “Compensation Discussion and Analysis” section of this Proxy Statement).

The basic philosophies that we use to guide the structure of our executive compensation programs are:

•	Competition for Executive Talent. The Company should provide competitive compensation opportunities so that we can attract, motivate and retain qualified executives.

•	Pay for Performance. A substantial portion of compensation should be tied to performance.

•

Alignment with Shareholder Interests. A substantial portion of compensation should be in the form of equity awards that vest over a multi-year period, thus further aligning the interests of shareholders and executives.

Fiscal 2024 was a year of achievement and transformation for our Company with strong financial performance and enhanced value creation for our shareholders. Overall, for the year, we delivered revenue growth of 3% in U.S. dollars, operating margin above 9% and earnings per share above $3.00. We continued to strengthen our capital structure and closed the year with a cash position of $360 million. During fiscal 2024, we executed two convertible note exchanges, effectively extending the maturity of a significant portion of our 2024 convertible notes by four years. We also remained committed to returning capital to our shareholders through our dividend and share repurchase programs. During the fiscal year, we increased our regular quarterly dividend by 33% to 30 cents per share and repurchased $64 million of our shares. Our performance in fiscal 2024 was the result of our strong brand momentum around the world, the robust customer response to our product assortment, and the amazing attitude and discipline our teams continue to demonstrate. Our performance through the fiscal year shows the benefits of our unique diversified business model and how we are leveraging our powerful platform across multiple product categories, geographies and channels of distribution.

Some of the key highlights of our executive compensation program for fiscal 2024 include:

•	No changes were made to the annual base salaries for Mr. Paul Marciano and Mr. Alberini as compared to fiscal 2023.

•

During fiscal 2024, our Board appointed Markus Neubrand as Chief Financial Officer of the Company, in connection with which Guess Europe sagl (“Guess Europe”), a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Neubrand. See “Description of Employment Agreements” below for a summary of this agreement. During fiscal 2024, our Board also promoted Fabrice Benarouche to Senior Vice President Finance, Investor Relations and Chief Accounting Officer of the Company.

•	The Company’s annual cash incentive awards for the Named Executive Officers for fiscal 2024 consisted of the following:

•

Each of the Named Executive Officers (other than Dennis Secor) was eligible for an annual cash incentive award for fiscal 2024 based on the Company’s earnings from operations during the fiscal year, relative to pre-established performance targets considered by the Compensation Committee to be rigorous. The Compensation Committee determined in March 2024 that the Company had exceeded the target performance level of earnings from operations for fiscal 2024, and each Named Executive Officer was awarded 126% of his target incentive amount (with Mr. Neubrand’s award being pro-rated as he joined the Company during fiscal 2024). See “Annual Incentive Awards” below for more information.

•

In addition to his annual cash incentive award opportunity, the Compensation Committee approved a separate cash incentive award for Mr. Paul Marciano of $3,000,000 that would be payable if the Company’s licensing segment revenues for fiscal 2024 achieved a pre-established performance target. The Compensation Committee determined in March 2024 that the performance goal had been achieved. See “Special Cash Incentive Award for Paul Marciano” below for more information.

•

As a result of the performance under the cash incentive components described above, final cash incentive award amounts paid for fiscal 2024 were: Mr. Paul Marciano—$6,030,572; Mr. Alberini—$3,030,572; Mr. Neubrand—$198,089 (converted from Swiss francs into U.S. dollars at an exchange rate of 1.1345 U.S. dollars per Swiss franc); and Mr. Benarouche—$246,234.

•

The equity awards granted to the Named Executive Officers in fiscal 2024 consisted entirely of restricted stock units subject to performance-based vesting requirements (other than a new-hire award granted to Mr. Neubrand pursuant to his employment agreement, an award granted to Mr. Benarouche prior to his promotion to an executive position and a retention award granted to Mr. Secor as described below, which were each subject to time-based vesting requirements). Mr. Neubrand’s awards were pro-rated as provided in his employment agreement. The Compensation Committee approved the following equity awards during fiscal 2024. See “Long-Term Equity Incentive Awards” below for more information.

•

Mr. Paul Marciano was granted an award of restricted stock units that would become eligible to vest as to 50% of the award based on the achievement of a threshold level of earnings from operations derived from the Company’s licensing segment for fiscal 2024, and as to the remaining 50% of the award based on the achievement of a threshold level of total Company earnings from operations for fiscal 2024. If the threshold level for a portion of the award is achieved, that portion will vest based on Mr. Paul Marciano’s continued employment over a three-year period. The Compensation Committee determined in March 2024 that the threshold performance levels for both earnings from operations derived from the Company’s licensing segment and total Company earnings from operations had been met (so that the entire award will vest subject to Mr. Paul Marciano’s continued service as noted above).

•

Mr. Alberini, Mr. Neubrand and Mr. Benarouche were each granted an award of restricted stock units that would become eligible to vest with respect to between 0% and 150% of the target number of restricted stock units based on the Company’s relative total shareholder return (“TSR”) for a performance period ending on the last day of the Company’s fiscal year 2026.

•

Mr. Alberini, Mr. Neubrand and Mr. Benarouche were each granted an award of restricted stock units that would become eligible to vest based on the achievement of a threshold level of earnings from operations for fiscal 2024. If the threshold level is achieved, the award vests based on the executive officer’s continued employment over a three-year period (in the case of Mr. Alberini) and a four-year period (in the case of Mr. Neubrand and Mr. Benarouche). The Compensation Committee determined in March 2024 that the threshold performance level was met (so that the entire award will vest subject to the executive officer’s continued service as noted above).

•

Based on the Company’s strong relative TSR for the two-year and seven-month period ended February 3, 2024 (at approximately the 67th percentile among the peer group of companies used for this award), the 2022 Relative TSR Award (as defined below) granted to Mr. Alberini during fiscal 2022 vested at 133% of target. See “Long-Term Equity Incentive Awards—2022 Relative TSR Award-Final Vesting” below for more information.

•

In March 2023, we amended Mr. Secor’s employment agreement to extend the term through March 31, 2024 to provide for his continued service as the Company’s Interim Chief Financial Officer until we hired a permanent Chief Financial Officer and his transition services thereafter. In connection with the amendment, we temporarily increased his base salary and granted him an award of restricted stock units that was eligible to vest in full on March 31, 2024, subject to his continued employment through that date.

We also believe shareholder interests are further served by other executive compensation related practices that we follow, including our stock ownership guidelines which include holding requirements, our CEO Stock Holding Policy and our “clawback” policy.

Shareholders are encouraged to read the “Compensation Discussion and Analysis” section of this Proxy Statement, the accompanying compensation tables and the related narrative compensation disclosures, which discuss in more detail the compensation of our Named Executive Officers and the compensation philosophy and policies that are used to determine such compensation.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors will request shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative compensation disclosures.”

The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereat, provided that a quorum exists, is required for approval of this Proposal.

This vote is an advisory vote only and will not be binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board of Directors or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

The Company’s current policy is to provide our shareholders with an advisory vote to approve the compensation of our Named Executive Officers each year at the annual meeting of shareholders. Accordingly, it is expected that the next advisory vote to approve the compensation of our Named Executive Officers will be held at the 2025 Annual Meeting.

The Board of Directors recommends a vote “FOR” the advisory resolution approving the compensation of the Named Executive Officers on the Proxy Card and Voting Instruction Form.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF

THE INDEPENDENT AUDITOR

(Item 3 on the Proxy Card)

The Audit Committee has selected the firm of Ernst & Young to act as the Company’s independent auditor for the fiscal year ending February 1, 2025, and recommends that the shareholders vote in favor of such appointment. In making its selection of the independent auditor, the Audit Committee considered whether Ernst & Young’s provision of services other than audit services, including its past and current tax planning and tax advisory services, is compatible with maintaining independence as the Company’s independent registered public accounting firm. Ernst & Young has served as the Company’s independent auditor since March 19, 2007.

Shareholder approval of the selection of Ernst & Young as our independent auditor is not required by our Bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditor. The Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of Ernst & Young. Even if Ernst & Young’s appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.

Additional information about Ernst & Young, including the fees we paid Ernst & Young in fiscal years 2024 and 2023, can be found in this Proxy Statement under the heading “Relationship with Independent Registered Public Accountant.” The report of the Audit Committee included in this Proxy Statement under the heading “Audit Committee Report” also contains information about the role of Ernst & Young with respect the audit of the Company’s financial statements.

We expect that a representative of Ernst & Young will be in attendance at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as he or she may desire.

The affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote thereat, provided that a quorum exists, is required to ratify the appointment of Ernst & Young.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young on the Proxy Card and Voting Instruction Form.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Independent Registered Public Accountant Fee Summary

Aggregate fees billed to us for the fiscal years ended February 3, 2024 and January 28, 2023 by Ernst & Young, our independent auditor, are as follows (in thousands):

	Year Ended Feb. 3, 2024	Year Ended Jan. 28, 2023
Audit fees(1)	$4,753	$4,826
Audit related fees(2)	208	45
Tax fees(3)	179	87
All other fees(4)	—	—

Total	$5,140	$4,958

(1)

“Audit fees” consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K, including the audit of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002, the review of financial statements included in Form 10-Qs, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)

“Audit related fees” consist of fees for services related to certain agreed-upon procedures and other services that are reasonably related to the performance of the audit or review of the Company’s financial statements and internal controls that are not reported under “Audit fees.”

(3)

“Tax fees” consist of fees for tax compliance and tax advice. For fiscal 2024, the amount includes approximately $61,000 for tax compliance and preparation services and approximately $118,000 for all other tax related services. For fiscal 2023, the amount includes approximately $77,000 for tax compliance and preparation services and approximately $10,000 for all other tax related services.

(4)	“All other fees” consist of fees for any services not included in the first three categories.

All non-audit services were pre-approved by our Audit Committee pursuant to the pre-approval policies and procedures described below.

The Audit Committee considered whether the provision of non-audit services provided by Ernst & Young during fiscal 2024 was compatible with maintaining auditor independence. In addition to retaining Ernst & Young to audit and review our consolidated financial statements for fiscal 2024, the Company retained Ernst & Young, as well as other accounting firms, to provide other advisory services in fiscal 2024. The Company understands the need for its independent auditor to maintain objectivity and independence in its audit of the Company’s consolidated financial statements.

The Audit Committee utilizes a policy pursuant to which the audit, audit-related, and permissible non-audit services to be performed by the independent auditor are pre-approved prior to the engagement to perform such services. Pre-approvals are detailed as to the particular service or category of service and the independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approvals, including the related fees. In addition to regular pre-approvals by the Audit Committee, the Audit Committee Chairperson may also pre-approve services to be performed by the independent auditor on a case-by-case basis, in accordance with authority delegated by the Audit Committee. Approvals made pursuant to this delegated authority are normally reported to the Audit Committee at its next meeting.

The Audit Committee Charter requires that the lead partner assigned to our audit be rotated at least every five years and that other audit partners be rotated at least every seven years.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of the Company’s internal audit function and independent auditor. Management is responsible for the financial reporting process, including the Company’s system of internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles in the United States. The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements, expressing an opinion as to the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles in the United States, and expressing an opinion on the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended February 3, 2024. In addition, we have discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. We have also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and we have discussed with the independent auditor the independent auditor’s independence.

The Audit Committee has met with Ernst & Young to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024 for filing with the SEC.

By the Audit Committee,

Anthony Chidoni, Chairperson Deborah Weinswig Alex Yemenidjian

PROPOSAL NO. 4: APPROVAL OF AMENDED AND RESTATED

GUESS?, INC. 2004 EQUITY INCENTIVE PLAN

(Item 4 on the Proxy Card)

Shareholders are being asked to approve the amended and restated Guess?, Inc. 2004 Equity Incentive Plan (the “2004 Equity Incentive Plan”), which was adopted, subject to shareholder approval, by the Board of Directors on April 10, 2024.

The 2004 Equity Incentive Plan currently limits the aggregate number of shares of the Company’s Common Stock (“Common Stock”) that may be delivered pursuant to awards granted under the 2004 Equity Incentive Plan to 29,780,000 shares. The proposed amended and restated 2004 Equity Incentive Plan would increase the aggregate number of shares of Common Stock available for award grants under the 2004 Equity Incentive Plan by 3,890,000 shares so that the new aggregate share limit for the 2004 Equity Incentive Plan would be 33,670,000 shares.

As of April 5, 2024, a total of 3,914,884 shares of Common Stock were then subject to outstanding awards granted under the 2004 Equity Incentive Plan, and an additional 2,886,075 shares of Common Stock were then available for new award grants under the 2004 Equity Incentive Plan. If shareholders approve this 2004 Equity Incentive Plan proposal, which increases the aggregate share limit under the plan by 3,890,000 shares, the number of shares available for new awards would increase from 2,886,075 shares to 6,776,075 shares (based on awards outstanding as of April 5, 2024).

The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2004 Equity Incentive Plan are an important attraction, retention and motivation tool for participants in the plan. As discussed in the “Compensation Discussion and Analysis” below, our long-term equity incentives help align our Named Executive Officers’ interests with those of our shareholders, help hold executives accountable for performance, and help us attract, motivate and retain executives. Our Board of Directors approved the foregoing proposed amended and restated 2004 Equity Incentive Plan based on a belief that the number of shares currently available for new award grants under the 2004 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Our Board of Directors believes that the proposed amended and restated 2004 Equity Incentive Plan will give us greater flexibility to structure future incentives and better attract, retain and reward our executives and key employees.

If shareholders do not approve this 2004 Equity Incentive Plan proposal, the Company will continue to have the authority to grant awards under the 2004 Equity Incentive Plan as it was previously in effect, without giving effect to the proposed amendment and restatement.

Summary Description of the 2004 Equity Incentive Plan

The principal terms of the proposed amended and restated 2004 Equity Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the proposed amended and restated 2004 Equity Incentive Plan, which appears as Appendix A to this Proxy Statement.

Purpose. The purpose of the 2004 Equity Incentive Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward officers, key employees and other eligible persons through the grant of awards and incentives, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of our Common Stock.

Administration. The 2004 Equity Incentive Plan may be administered by our Board of Directors or one or more committees appointed by our Board of Directors (or a subcommittee appointed by another committee acting within its delegated authority). Our Board of Directors has delegated general administrative authority for the 2004 Equity Incentive Plan to the Compensation Committee, although the Board of Directors will administer the Plan as to award grants for Non-Employee Directors. A committee may delegate some or all of its authority with respect to the 2004 Equity Incentive Plan to another committee of directors. (The appropriate acting body, be it the Board of Directors or a committee within its delegated authority is referred to in this proposal as the “Administrator.”)

The Administrator has broad authority under the 2004 Equity Incentive Plan with respect to award grants including, without limitation, the authority:

•	to determine eligibility, select participants and determine the type(s) and form(s) of award(s) that they are to receive;

•	to grant awards, determine the number of shares that are to be subject to share-based awards, and the price (if any) to be paid for any shares or the award;

•

to determine the terms and conditions of each award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to grant an award that is fully-vested at grant or to amend the terms and conditions of an award after the granting thereof to a participant in a manner that is not materially adverse to the rights of such participant in such award (including, without limitation, the authority to accelerate vesting, modify or extend the term of such award, and waive the Company’s rights with respect to such award);

•	to specify and approve the form and provisions of the award agreements delivered to participants in connection with their awards;

•	to determine whether, and the extent to which, certain adjustments or other actions with respect to awards may be required or advisable upon the occurrence of certain events;

•	to acquire or settle rights under awards (subject to the repricing prohibitions described below); and

•

to construe and interpret any award agreement delivered under the 2004 Equity Incentive Plan, to prescribe, amend and rescind rules and procedures relating to the 2004 Equity Incentive Plan, to vary the terms of awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or any other factors or circumstances that the Administrator may determine to be appropriate, and to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the 2004 Equity Incentive Plan.

Any action taken by the Administrator pursuant to the 2004 Equity Incentive Plan will be conclusive and binding on all persons.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to in “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility. Persons eligible to receive awards under the 2004 Equity Incentive Plan include officers and employees of the Company or any of its subsidiaries, directors of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. As of April 5, 2024, approximately 12,500 employees of the Company and its subsidiaries, all five of our Non-Employee Directors, and approximately 100 individual consultants of the Company and its subsidiaries, were considered eligible to receive awards under the 2004 Equity Incentive Plan. Approximately 265 current employees of the Company and its subsidiaries (including all of the Company’s officers) hold awards previously granted under the 2004 Equity

Incentive Plan. In determining who will receive awards, the Company balances (1) the desire to link award holder interests with shareholder interests with (2) competitive considerations and a desire to minimize the potential dilutive impact of the plan. In addition, each of our five Non-Employee Directors holds awards previously granted under the plan. No other consultant or advisor of the Company or any of its subsidiaries holds an award previously granted under the plan.

Authorized Shares; Limits on Awards. The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2004 Equity Incentive Plan, as previously in effect, was 29,780,000 shares. As of April 5, 2024, 2,886,075 shares of Common Stock remained available for grant under the 2004 Equity Incentive Plan. If shareholders approve this 2004 Equity Incentive Plan proposal, the number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2004 Equity Incentive Plan (the “Share Limit”) will increase from 29,780,000 shares to 33,670,000 shares, an increase of 3,890,000 shares.

Shares of Common Stock issued under the 2004 Equity Incentive Plan in respect of a Full-Value Award granted under the plan on or after April 22, 2022, as well as any shares of Common Stock issued under the 2004 Equity Incentive Plan in excess of the “target” number of shares subject to a Full-Value Award granted under the plan prior to April 22, 2022 as to which there was a performance-based vesting requirement as a result of performance in excess of the applicable “target” level for a performance period ending on or after that date, count against the Share Limit as 1.60 shares for every one share actually issued in connection with such award. (As provided in the 2004 Equity Incentive Plan, shares of Common Stock issued under the 2004 Equity Incentive Plan in respect of Full-Value Awards granted on or after May 1, 2017 and before April 22, 2022 counted against the Share Limit as 3.54 shares for every one share actually issued in connection with such award, except as provided in the preceding sentence as to certain shares issued in respect of performance-based awards that had open performance periods on April 22, 2022.) A “Full-Value Award” means any award granted under the 2004 Equity Incentive Plan that is not a stock option or SAR. Shares issued in respect of a stock option or SAR granted under the 2004 Equity Incentive Plan will continue to count against the Share Limit on a one-for-one basis.

The following other limits are also contained in the 2004 Equity Incentive Plan:

•

The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 10,000,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the Share Limit described above.

•

The maximum number of shares that may be subject to awards granted under the plan during any one calendar year to an individual who, on the grant date of the award, is a Non-Employee Director (whether the award is payable in cash or shares) is the number of shares that produce a grant date fair value for the award that, when combined with the grant date fair value of any other awards granted under the plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director, is $500,000. For these purposes, “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Company’s financial reporting. This limit does not apply to any award granted to an individual who, on the grant date of the award, is an officer or employee of the Company or one of its subsidiaries and applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

•

The aggregate cash compensation paid to a Non-Employee Director for service as a member of the Board during any one fiscal year of the Company commencing with fiscal year 2023 (including Board retainers, retainers for service on committees of the Board, meeting fees, fees for service as a chair of the Board or a committee of the Board, and fees for service as a lead independent director) shall not exceed $300,000. This limit does not apply to, and shall be determined without taking into account, the following: (i) any compensation or benefits granted, provided, paid or payable for service to the

Company or any of its subsidiaries in any capacity other than as a member of the Board (such as an officer, employee, or consultant), (ii) any award subject to the share limit of the preceding bullet point, and (iii) the crediting of earnings or losses on deferred compensation.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the 2004 Equity Incentive Plan. Except as provided in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Equity Incentive Plan will not count against the Share Limit and will again be available for subsequent awards under the 2004 Equity Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any stock option or SAR granted under the 2004 Equity Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any stock option or SAR granted under the 2004 Equity Incentive Plan, will count against the Share Limit and are not available for subsequent awards under the 2004 Equity Incentive Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any Full-Value Award granted under the 2004 Equity Incentive Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any Full-Value Award granted under the 2004 Equity Incentive Plan, will not count against the Share Limit and will be available for subsequent awards under the 2004 Equity Incentive Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under the 2004 Equity Incentive Plan, the number of shares delivered with respect to the award will be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding under the plan when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares will be counted against the Share Limit.) To the extent that shares are delivered pursuant to the exercise of a SAR or stock option, the number of underlying shares as to which the exercise related shall be counted against the Share Limit, as opposed to only counting the shares actually issued. (For purposes of clarity, if a SAR relates to 100,000 shares, is to be settled in Common Stock, and is exercised in full at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.) The Company may not increase the 2004 Equity Incentive Plan’s Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Shares subject to a Full-Value Award granted under the 2004 Equity Incentive Plan on or after May 1, 2017 and before April 22, 2022 (i.e., any such shares that were initially counted against the Share Limit as 3.54 shares for every one share subject to the award) that become available for subsequent awards under the plan because of the expiration, termination or forfeiture of the award, the settlement of such award in cash or a form other than shares, or a payment in connection with or satisfaction of tax withholding obligation related to such award, restore the Share Limit on an equivalent basis of 3.54 shares for every one share subject to the award that becomes so available. Shares subject to a Full-Value Award granted under the 2004 Equity Incentive Plan on or after April 22, 2022 (i.e., any such shares that were initially counted against the Share Limit as 1.60 shares for every one share subject to the award) that become available for subsequent awards under the plan because of the expiration, termination or forfeiture of the award, the settlement of such award in cash or a form other than shares, or a payment in connection with or satisfaction of tax withholding obligation related to such award, restore the Share Limit on an equivalent basis of 1.60 shares for every one share subject to the award that becomes so available.

The 2004 Equity Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Equity Incentive Plan.

Types of Awards. The 2004 Equity Incentive Plan authorizes stock options, SARs, restricted stock, stock units, performance shares, and performance stock units. In general, an option or SAR will expire, or other award will vest, not more than ten years after the date of grant. The 2004 Equity Incentive Plan permits participants to pay the exercise price of an option or the cash purchase price (if any) of any shares in one or a combination of cash, check, by notice and third party payment, if permitted by the Administrator, by the delivery of Common Stock already owned by the participant or by reducing the number of shares that would have otherwise been received by the participant. Shares may also be issued solely for services or any other form of consideration that is permitted by applicable law. Subject to the terms and conditions set forth by the Administrator and in the 2004 Equity Incentive Plan and subject to compliance with applicable law and regulation, the 2004 Equity Incentive Plan permits loans to participants to finance awards or stock purchases.

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). An option may either be an incentive stock option or a non-qualified stock option. The per share exercise price of a stock option may not be less than the fair market value of a share of the Common Stock on the date of grant. The exercise price of a non-qualified stock option will be determined by the Administrator on the date of grant. The maximum term of an option is ten years from the date of grant. Incentive stock option benefits are taxed differently from non-qualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards under the 2004 Equity Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2004 Equity Incentive Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, provided that such base price may not be less than the fair market value of a share of the Common Stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant. A SAR granted in connection with an option is only exercisable if and to the extent that the related option is exercisable. Upon exercise of a SAR, the holder receives the positive spread value in Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash.

A restricted stock award is an award typically for a fixed number of shares of Common Stock, which may be subject to vesting or other restrictions. The Administrator must specify the price, if any, or services the recipient must provide for the shares of restricted stock, any vesting conditions (which may include, among others, the passage of time or specified performance objectives (i.e. “performance shares”) or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless the Administrator otherwise provides in an award agreement, a restricted stock award confers voting and dividend rights prior to vesting.

A stock unit award is a non-voting unit of measurement which is generally payable in an equivalent number of shares of Common Stock upon the satisfaction of any applicable vesting requirements. The Administrator must specify any conditions on vesting (which may include, among others, the passage of time or specified performance objectives (i.e. “performance stock units”) or both) and any other restrictions (for example, restrictions on transfer) imposed on the stock units. The Administrator may provide for dividend equivalent rights in connection with any stock unit award.

The Administrator may permit a deferred payment of an award. The Administrator may grant an award under the 2004 Equity Incentive Plan that is fully vested at grant. The Administrator, in making or amending an award, may determine the effect of a termination of service (including retirement) on the rights and benefits under the award and in doing so may make distinctions based upon the cause of termination or other factors.

Non-Employee Director Awards. The 2004 Equity Incentive Plan provides that on each annual meeting of our shareholders, beginning with the annual meeting held in calendar year 2022, each Non-Employee Director who (unless otherwise determined by our Board of Directors) has not been an employee of the Company or any of its subsidiaries at any time during the immediately preceding 12 months shall be granted a restricted stock (or restricted stock unit) award for a number of shares of Common Stock equal to a dollar amount approved by our Board of Directors divided by the fair market value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by our Board of Directors in advance of the applicable grant date, such dollar amount is $180,000, and an additional $95,000 for a Non-Employee Director then serving as Chair of our Board of Directors (the Board of Directors has provided that the current dollar amount for such a grant to a Non-Employee Director then serving as Chair of our Board of Directors is $275,000). Each of these awards would, unless otherwise provided by our Board of Directors, be scheduled to vest in full on the first to occur of (i) the first anniversary of the date of grant, (ii) a termination of service on our Board of Directors if such Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a “change in control” of the Company as defined in the 2004 Equity Incentive Plan.

Our Board of Directors would have the authority to change the timing, grant date dollar value, and other terms of these awards, and to grant other awards to Non-Employee Directors (including a pro-rated award for a new Non-Employee Director) from time to time without shareholder approval.

Acceleration of Awards; Possible Early Termination of Awards. The 2004 Equity Incentive Plan generally provides that if a “change in control” of the Company occurs in which the Company does not survive (or does not survive as a public company in respect of its Common Stock), awards then-outstanding under the plan and granted after May 19, 2017 will not automatically become fully vested pursuant to the provisions of the plan so long as such awards are assumed, substituted for or otherwise continued. However, if such awards then-outstanding under the 2004 Equity Incentive Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested, subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Equity Incentive Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment. A change in control generally includes (subject to certain exceptions and as more specifically defined in the plan):

•

an acquisition by any person of beneficial ownership of both (i) 35% or more of the voting stock of the Company and (ii) more shares of Common Stock or voting power of the Company than are at such time beneficially owned by Maurice Marciano, Paul Marciano and certain members of their family and affiliates;

•	certain changes in a majority of the Board;

•	a liquidation or dissolution of the Company, or a sale of all or substantially all of the Company’s assets; or

•	a merger or consolidation of the Company involving more than a 50% change in ownership.

The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Equity Incentive Plan.

Transfer Restrictions. Subject to certain exceptions contained in Section 15 of the 2004 Equity Incentive Plan, awards under the 2004 Equity Incentive Plan generally are not transferable by the recipient other than to the Company or by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to third-party brokers to facilitate cashless exercises of awards and to certain family members and former family members of the award recipient.

Adjustments; Dividend Rights. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Equity Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are generally subject to adjustment in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reclassification, merger, combination, consolidation, conversion, stock split, reverse stock split, combination, extraordinary dividend or distribution, spinoff, split-up or exchange of shares. Other than for these adjustments, dividend equivalent rights may not be granted with respect to a stock option or SAR under the 2004 Equity Incentive Plan. Dividend or dividend equivalent rights may be granted with respect to other awards under the 2004 Equity Incentive Plan, provided that any such rights as to an unvested restricted stock or stock unit awards that are subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

No Limit on Other Authority. The 2004 Equity Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Termination of or Changes to the 2004 Equity Incentive Plan. The Board of Directors may amend or terminate the 2004 Equity Incentive Plan at any time and in any manner except that no amendment or termination will be effective without shareholder approval to the extent shareholder approval is required by law. Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2004 Equity Incentive Plan will terminate on March 26, 2032. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing of a stock option or SAR), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the 2004 Equity Incentive Plan

The U.S. federal income tax consequences of the 2004 Equity Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to non-qualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2004 Equity Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as non-qualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock units are taxed when shares of Common Stock are delivered in payment of vested stock units; and cash and stock-based performance awards, stock units, and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2004 Equity Incentive Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 payable to current or former Named Executive Officers (including amounts attributable to equity-based and other incentive awards) is generally not deductible by the Company.

Specific Benefits under the 2004 Equity Incentive Plan

The Company has not approved any awards that are conditioned upon shareholder approval of this 2004 Equity Incentive Plan proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the 2004 Equity Incentive Plan. If the proposed amended and restated 2004 Equity Incentive Plan had been in effect in fiscal 2024, the Company expects that its award grants for fiscal 2024 would not have been different from those actually made in that year under the 2004 Equity Incentive Plan. For information regarding the stock-based awards granted to the Company’s Named Executive Officers and members of the Board during fiscal 2024, see “Executive and Director Compensation—Grants of Plan-Based Awards in Fiscal 2024” and “Non-Employee Director Compensation—Fiscal 2024” below. For information regarding past awards made under the 2004 Equity Incentive Plan, see the “Aggregate Past Grants Under the 2004 Equity Incentive Plan” table below.

As described under the heading “Non-Employee Director Awards” above, unless otherwise provided by our Board of Directors, each Non-Employee Director serving on our Board of Directors on the date of each annual meeting of our shareholders, commencing with the annual meeting of shareholders in calendar 2022, will be granted an award of restricted stock (or restricted stock units) with the number of shares subject to each award to be determined by dividing $180,000 ($275,000 in the case of a Non-Employee Director then serving as Chair of our Board of Directors) by the closing price of our Common Stock on The New York Stock Exchange on the grant date (or the last trading day preceding such date if the grant date is not a trading day). Assuming, for illustrative purposes only, that the price of the Common Stock used for the conversion of the dollar amount set forth above into shares is $30.39 (the closing price of the Common Stock on April 5, 2024), the number of shares that would be allocated to the Company’s five Non-Employee Directors as a group pursuant to the annual grant formula over the remaining term of the 2004 Equity Incentive Plan is approximately 261,928. This figure represents the aggregate number of shares that would be subject to the annual grants under the Non-Employee Director equity grant program for calendar years 2024 through 2031 (the eight remaining years in the term of the 2004 Equity Incentive Plan, assuming this proposal to amend and restate the 2004 Equity Incentive Plan is approved) based on that assumed stock price. This calculation also assumes that there are no new Non-Employee Directors, there continue to be five Non-Employee Directors in office, that a Non-Employee Director continues to serve as Chair of our Board of Directors, and that there are no changes to the awards granted under the Non-Employee Director equity grant program.

Potential Dilution

“Overhang” refers to the number of shares of Common Stock that are subject to outstanding awards or remain available for new award grants. “Burn rate” refers to the number of shares of Common Stock subject to awards that the Company grants over a particular period of time. The following paragraphs include additional information, including regarding overhang and burn rate, to help shareholders assess the potential dilutive impact of the Company’s equity awards and the proposed amended and restated 2004 Equity Incentive Plan.

The following table shows the total number of shares of Common Stock that were (i) subject to outstanding restricted stock unit and unvested restricted stock awards with only time-based vesting requirements, (ii) subject to outstanding performance-based vesting restricted stock unit awards (at the targeted level of performance), (iii) subject to outstanding stock options, and (iv) then available for new award grants, in each case in the aggregate as of February 3, 2024 and April 5, 2024, taking into account both the 2004 Equity Incentive Plan and the Guess?, Inc. Non-Employee Directors’ Compensation Plan, as amended (the “Director Plan”). Our authority to grant additional awards under the Director Plan terminated on April 22, 2022.

	As of February 3, 2024	As of April 5, 2024
Shares subject to outstanding restricted stock and restricted stock unit awards (excluding those with performance-based vesting conditions)	848,160 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)	1,202,227 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)
Shares subject to outstanding restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)	1,099,696 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)	857,655 (all of which were subject to awards outstanding under the 2004 Equity Incentive Plan)
Shares subject to outstanding stock options	2,140,602 (with a weighted-average remaining term of 4.83 years and a weighted-average exercise price of $15.69) (all of which were subject to options outstanding under the 2004 Equity Incentive Plan)	1,855,002 (with a weighted-average remaining term of 5.04 years and a weighted-average exercise price of $14.82) (all of which were subject to options outstanding under the 2004 Equity Incentive Plan)
Shares available for new award grants	3,628,245 (all of which were available for new award grants under the 2004 Equity Incentive Plan)	2,886,075 (all of which were available for new award grants under the 2004 Equity Incentive Plan)

The total number of shares of Common Stock subject to awards that the Company granted under the 2004 Equity Incentive Plan and the Director Plan, in the aggregate, over the last three fiscal years, and to-date (as of April 5, 2024) for fiscal 2025, are as follows:

•

1,157,870 shares in fiscal 2022 (of which no shares were subject to stock option awards, 462,304 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 695,566 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•

1,049,886 shares in fiscal 2023 (of which no shares were subject to stock option awards, 598,056 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 451,830 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•

1,135,121 shares in fiscal 2024 (of which no shares were subject to stock option awards, 658,595 shares were subject to restricted stock and restricted stock unit awards (excluding performance-based vesting awards) and 476,526 shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions (at the targeted level of performance)).

•

386,878 shares in fiscal 2025 through April 5, 2024 (of which no shares were subject to stock option awards, 386,878 shares were subject to restricted stock and restricted stock unit awards and no shares were subject to restricted stock and restricted stock unit awards with performance-based vesting conditions).

All of the awards reflected in the bullet points above were granted under the 2004 Equity Incentive Plan, except for the following awards granted under the Director Plan: in fiscal 2022, 66,364 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements; and in fiscal 2023, 17,862 shares subject to restricted stock and restricted stock unit awards with only time-based vesting requirements.

In this 2004 Equity Incentive Plan proposal (including in the paragraph above), the number of shares granted pursuant to performance-based vesting restricted stock unit awards, and the number of shares subject to any such awards outstanding on a particular date as well as the number of shares remaining available under the 2004 Equity Incentive Plan for new award grants on any particular date, is based on the targeted level of performance as to such awards. The total number of shares of Common Stock subject to restricted stock and restricted stock unit awards granted under the 2004 Equity Incentive Plan with performance-based vesting conditions that became eligible to vest each year because the applicable performance-based condition was satisfied in that year (subject to the satisfaction of any applicable time-based vesting requirements) was as follows: 436,745 in fiscal 2022, 242,898 in fiscal 2023, 616,114 in fiscal 2024, and 512,643 to date (as of April 5, 2024) in fiscal 2025.

The Compensation Committee anticipates that the shares of Common Stock that will be available for new award grants under the 2004 Equity Incentive Plan if shareholders approve this proposal will provide the Company with flexibility to continue to grant equity awards under the 2004 Equity Incentive Plan through approximately the end of fiscal 2028 (reserving sufficient shares to cover potential payment of performance-based awards at maximum payment levels). However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants under the 2004 Equity Incentive Plan in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the Common Stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of our employees, changes in the number of our officers, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants, the number of shares that become available for new award grants pursuant to the terms of the plan (for example, as a result of award forfeitures), whether and the extent to which any applicable performance-based vesting requirements are satisfied and how the Company chooses to balance total compensation between cash and equity-based awards.

To help assess the potential dilutive impact of the 2004 Equity Incentive Plan proposal, the weighted average basic number of shares of Common Stock issued and outstanding in each of the last three fiscal years is 64,021,000 in fiscal 2022, 56,484,000 in fiscal 2023, and 53,329,000 in fiscal 2024. The number of shares of Common Stock issued and outstanding as of April 5, 2024 was 53,462,783 shares. As of that date, 666,748 shares were issued and outstanding under unvested restricted share awards. For more information on the weighted average basic number of shares of Common Stock issued and outstanding and the impact of potentially dilutive securities, see Note (18) to the Consolidated Financial Statements included in the Company’s Fiscal 2024 Annual Report on Form 10-K. The closing market price for a share of Common Stock as of April 5, 2024 was $30.39 per share.

In addition, as of April 5, 2024, 2,624,688 shares of Common Stock were available for issuance under the Company’s 2002 Employee Stock Purchase Plan.

Aggregate Past Grants Under the 2004 Equity Incentive Plan

As of April 5, 2024, awards covering 30,798,753 shares of Common Stock had been granted under the 2004 Equity Incentive Plan. (This number of shares includes all shares subject to awards before giving effect to forfeitures and performance-based awards measured at the targeted level of performance.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and restricted stock units vesting prior to and option and unvested restricted stock and restricted stock units holdings as of that date.

Name and Position	STOCK OPTIONS				RESTRICTED STOCK/UNITS
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise	Number of Shares Underlying Options as of April 5, 2024		Number of Shares/ Units Subject to Past Grants	Number of Shares/ Units Vested as of April 5, 2024	Number of Shares/Units Outstanding and Unvested as of April 5, 2024
			Exercisable	Unexercisable

Named Executive Officers:
Paul Marciano Chief Creative Officer	989,457	215,400	348,157	—	4,215,426	3,729,219	202,346
Carlos Alberini Chief Executive Officer	1,167,357	84,700	948,157	—	2,042,437	1,418,103	639,491
Markus Neubrand Chief Financial Officer	—	—	—	—	15,153	661	14,492
Fabrice Benarouche SVP Finance and IR, CAO	192,300	—	178,300	—	146,599	94,011	32,763
Dennis Secor Executive Vice President, Finance and Former Interim Chief Financial Officer	128,400	99,050	—	—	132,585	88,658	11,078
Total for All Current Executive Officers (5 persons, including the Named Executive Officers):	2,477,514	399,150	1,474,614	—	6,552,200	5,330,652	900,170
Non-Executive Director Group(1):
Thomas J. Barrack, Jr.	—	—	—	—	9,825	—	9,825
Anthony Chidoni	—	—	—	—	17,719	7,846	9,873
Cynthia Livingston	—	—	—	—	17,719	7,846	9,873
Deborah Weinswig	—	—	—	—	17,719	7,846	9,873
Alex Yemenidjian	—	—	—	—	27,071	11,987	15,084
Total for Non-Executive Director Group (5 persons):	—	—	—	—	90,053	35,525	54,528
Each other person who has received 5% or more of the options, warrants or rights under the 2004 Equity Incentive Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	10,560,969	5,003,405	380,388	—	11,118,017	6,825,887	1,105,184
Total	13,038,483	5,402,555	1,855,002	—	17,760,270	12,192,064	2,059,882

(1)

Carlos Alberini, Thomas J. Barrack, Jr., Anthony Chidoni, Paul Marciano, Deborah Weinswig and Alex Yemenidjian are nominees for re-election at the Annual Meeting. Cynthia Livingston has elected not to stand for re-election at the Annual Meeting.

Equity Compensation Plans

For more information on the Company’s equity compensation plans, please see the section titled “Equity Compensation Plan Information” on page 103 of this proxy statement.

Vote Required for Approval of the Amended and Restated Guess?, Inc. 2004 Equity Incentive Plan

The Board of Directors believes the proposed amended and restated 2004 Equity Incentive Plan will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

Each of the members of our Board of Directors and each of our executive officers is currently eligible for awards under the 2004 Equity Incentive Plan. Accordingly, each of them has a personal interest in the approval of this proposal.

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote thereat, provided that a quorum exists, is required to approve the proposed amended and restated 2004 Equity Incentive Plan.

The Board of Directors recommends a vote “FOR” the approval of the amended and restated Guess?, Inc. 2004 Equity Incentive Plan as described above and set forth in Appendix A hereto.

PROPOSAL No. 5: APPROVAL OF AMENDMENTS TO

GUESS?, INC. RESTATED CERTIFICATE OF INCORPORATION

(Items 5.a and 5.b on the Proxy Card)

Overview

At the Annual Meeting, our Board is submitting for shareholder approval certain proposed amendments to the Company’s Restated Certificate of Incorporation (as amended to date, the “Restated Certificate of Incorporation”), as further described below. Our Board (upon the recommendation of the Nominating and Governance Committee) has determined that approval and adoption of the proposed amendments is advisable and in the best interests of the Company and its shareholders. The proposed amendments are presented below as the following two separate proposals:

(i) to amend the Restated Certificate of Incorporation to provide for the exculpation of officers and to update certain indemnification and advancement provisions therein (Proposal No. 5.a); and

(ii) to amend the Restated Certificate of Incorporation to clarify, eliminate or update certain miscellaneous provisions therein (Proposal No. 5.b).

Approval of each of Proposal No. 5.a and Proposal No. 5.b requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, provided that a quorum exists at the Annual Meeting. If our shareholders approve one or both of Proposal No. 5.a and Proposal No. 5.b, the Company will file with the Delaware Secretary of State a Certificate of Amendment that includes the amendments corresponding to the proposal or proposals approved by our shareholders, which will become legally effective upon filing. The approval of either of Proposal No. 5.a or Proposal No. 5.b is not conditioned on the approval of the other, or any other proposal. The Board retains the discretion to abandon either or both of Proposal No. 5.a or Proposal No. 5.b and not implement either or both of them at any time before they become effective.

Proposal No. 5.a—Approval of Amendments to the Restated Certificate of Incorporation to Provide for Officer Exculpation and to Update Certain Indemnification and Advancement Provisions (Item 5.a on Proxy Card)

The Proposed Amendments

A description of the amendments to the Restated Certificate of Incorporation proposed in this Proposal No. 5.a is summarized below. The description is qualified in its entirety by the full text of the proposed amendments, which are set forth in Appendix B to this Proxy Statement, with proposed deletions reflected by “strike-through” text and proposed additions reflected by “underlined” text.

Officer Exculpation

Article VII of our Restated Certificate of Incorporation currently limits the monetary liability of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”), but does not provide such exculpation to officers. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for certain senior corporate officers for direct claims for breach of the duty of care.

Our Board has proposed to amend Article VII to update the current exculpation provision in our Restated Certificate of Incorporation consistent with the recent amendment of Section 102(b)(7) of the DGCL, which would provide officers of the Company with similar exculpation protections to those currently afforded members of our Board for direct claims, subject to certain additional limitations in the DGCL.

For purposes of the amendment, “officer” has the meaning provided in Section 102(b)(7) of the DGCL, and exculpation would be provided to the following officers: (i) the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the Company’s SEC filings, and (iii) other individuals who, by written agreement with the Company, have consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.

Similar to the existing exculpation provided to members of our Board under our Restated Certificate of Incorporation, the amendments set forth in Article VII of the Restated Certificate of Incorporation would not limit the liability of officers for any breach of the duty of loyalty to the Company or its shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Furthermore, pursuant to Section 102(b)(7) of the DGCL, the amendments to Article VII of the Restated Certificate of Incorporation would allow for the exculpation of the officers specified above only in connection with direct claims brought by shareholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation.

Indemnification and Advancement

Article V of our Restated Certificate of Incorporation currently provides for mandatory indemnification to current and former directors, officers, employees and agents of the Company and those serving in similar capacities at other entities at the request of the Company, and permits (but does not require) advancement of expenses to current and former directors, officers, employees and agents of the Company in certain circumstances. Our Board has proposed to amend certain provisions of Article V of the Restated Certificate of Incorporation to provide mandatory advancement of expenses to our directors and officers and to update the indemnification and advancement protections for directors, officers, employees and agents of the Company.

As further set forth in Appendix B, the principal changes set forth in the proposed amendments to Article V of the Restated Certificate of Incorporation are as follows:

•

Provide mandatory advancement of expenses to current and former directors and officers (as “officer” is defined consistent with Section 102(b)(7) of the DGCL as described above), subject to receipt of a repayment undertaking if the underlying matter is ultimately determined not to be indemnifiable. Advancement of expenses to any other officers, employees or agents of the Company would continue to be permissive, with proposed amendments to Article V clarifying that the Company (including pursuant to any Board-delegated authority to management) may grant such advancement rights to the extent permitted by law.

•

Narrow an indemnitee’s right to indemnification for proceedings initiated by the indemnitee by reason of his or her corporate status by permitting such mandatory indemnification right only for proceedings initiated to enforce a right to indemnification or advancement or as authorized by the Board.

•

Clarify that indemnification is also available in circumstances where the indemnitee is not a party, but is otherwise involved in, the proceeding (e.g., as a witness) and that, so long as an indemnitee is involved in a proceeding by reason of his or her corporate status, indemnification applies whether the basis of such proceeding is alleged action in an official capacity or otherwise.

•

Provide for a procedural mechanism for indemnitees to enforce indemnification and advancement rights, and clarify that the new exception to mandatory indemnification for proceedings initiated by a person described above will not prohibit indemnification for fees incurred to enforce indemnification and advancement rights.

•

Eliminate the current provision that persons serving as a director, officer, employee or agent at any entity acquired by the Company would automatically be considered “serving the Company” for purposes of the indemnification and advancement provisions set forth in Article V.

If approved, the amendments to Article V will not otherwise materially impact the mandatory indemnification currently provided to directors, officers, employees and agents under our Restated Certificate of Incorporation. We are also party to agreements providing indemnification to our directors and certain of our officers and other employees, which will not be impacted by the amendments to Article V of the Restated Certificate of Incorporation that are proposed in this Proposal No. 5.a.

Reasons for the Proposed Amendments

Our Board believes that it is advisable and in the best interests of the Company to amend the Restated Certificate of Incorporation to maintain provisions consistent with the DGCL, and believes that the amendments set forth under this Proposal No. 5.a are necessary in order to continue to attract and retain experienced and qualified directors and officers. Our Board and management prioritizes attracting and retaining top talent as a key driver of our long-term strategy and continued shareholder value creation. Exculpation, indemnification and advancement are each measures that we believe individuals consider in determining whether to accept an appointment, or continue, as a director or officer of a corporation. We do not believe that the amendments set forth under this Proposal No. 5.a would negatively impact shareholder rights.

With respect to exculpation, officers are required to make decisions on crucial matters, often in response to time-sensitive opportunities and challenges. Such decisions can create risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. We believe that limiting the economic impact of this type of litigation to our Company would empower officers to best exercise their business judgment in furtherance of shareholder interests. In considering the proposed addition of an officer exculpation provision, the Board took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to Section 102(b)(7) of the DGCL, the limited number of our officers that would be impacted, and the benefits the Board believes would accrue to the Company by providing exculpation in accordance with Section 102(b)(7) of the DGCL, including the ability to further enable our officers to best exercise their business judgment in furtherance of shareholder interests.

With respect to indemnification and advancement, in addition to mandating indemnification as currently provided, we believe that mandating advancement of expenses to the fullest extent permitted by law for our directors and officers allows them to best serve our Company knowing they have such protection. The Board further believes that the additional amendments concerning indemnification and advancement set forth under this Proposal No. 5.a are appropriately balanced to provide indemnification and advancement protections to our directors, officers and other employees and agents.

Effectiveness

If our shareholders approve this Proposal No. 5.a, the amendments described under this Proposal No. 5.a and set forth in Appendix B hereto will become legally effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Annual Meeting. If this Proposal No. 5.a is approved, the Board also intends to adopt amendments to the Company’s Amended and Restated Bylaws to conform to the indemnification and advancement provisions set forth in Article V of the Restated Certificate of Incorporation.

If this Proposal No. 5.a is not approved and adopted by our shareholders, the amendments to the Company’s Restated Certificate of Incorporation described in this Proposal No. 5.a and set forth in Appendix B will not be made. The existing exculpation, indemnification and advancement provisions set forth in Article V and Article VII of our Restated Certificate of Incorporation and our existing indemnification agreements with our directors and certain of our officers and other employees will remain in effect. As described above, the approval of this Proposal No. 5.a is not conditioned upon approval of Proposal No. 5.b.

The Board of Directors recommends a vote “FOR” approval and adoption of the amendments to the Company’s Restated Certificate of Incorporation as described above in this Proposal No. 5.a and set forth in Appendix B hereto.

Proposal No. 5.b—Approval of Amendments to Restated Certificate of Incorporation to Clarify, Eliminate or Update Certain Miscellaneous Provisions (Item 5.b on Proxy Card)

The Proposed Amendments

In addition to the amendments concerning exculpation, indemnification and advancement set forth under Proposal No. 5.a, the Board (upon the recommendation of the Nominating and Governance Committee) has determined that the adoption of certain additional amendments to the Restated Certificate of Incorporation is advisable and in the best interests of the Company and its shareholders for purposes of clarifying, eliminating or updating certain provisions of the Restated Certificate of Incorporation as further described below.

A description of the amendments to the Restated Certificate of Incorporation proposed in this Proposal No. 5.b is summarized below. The description is qualified in its entirety by the full text of the proposed amendments, which are set forth in Appendix C to this Proxy Statement, with proposed deletions reflected by “strike-through” text and proposed additions reflected by “underlined” text.

As further set forth in Appendix C, miscellaneous provisions that are proposed to be amended to clarify, eliminate or update certain provisions of the Restated Certificate of Incorporation include:

•

Update the current language in Section 6.1 of the Restated Certificate of Incorporation regarding interested transactions to align with the DGCL and to avoid any questions regarding the enforceability of the provision in the future.

•

Remove the first sentence of prior Section 4.4 (now proposed to be Section 4.3) of the Restated Certificate of Incorporation related to rights and privileges of Common Stock. We believe it is advisable to eliminate the provision in order to avoid any potential ambiguity or future interpretive issues with respect to the treatment of Common Stock in certain transactions.

•	Delete legacy language in Section 4.2 relating to a prior stock split.

•	Make certain other miscellaneous changes to clarify, eliminate or update certain other provisions, as further set forth in Appendix C, including:

•	Update the address in Section 2.1 for the Company’s registered office in Delaware;

•	Incorporate certain defined terms for consistency and clarity; and

•	Delete terms that do not have a clear meaning under Delaware law, such as “distributions” in Section 4.4.

Reasons for the Proposed Amendments

Our Board believes that the amendments to the Restated Certificate of Incorporation described above are advisable and in the best interests of the Company and its shareholders for purposes of eliminating certain outdated or potentially unclear or ambiguous language in the Restated Certificate of Incorporation. The proposed amendments are also intended to clarify and update the Restated Certificate of Incorporation in the manner described above. We do not believe that the amendments set forth under this Proposal No. 5.b would not negatively impact shareholder rights.

Effectiveness

If our shareholders approve this Proposal No. 5.b, the amendments described under this Proposal No. 5.b and set forth in Appendix C hereto will become legally effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Annual Meeting. If this Proposal No. 5.b is not approved and adopted by our shareholders, the amendments to the Company’s Restated Certificate of Incorporation described above in this Proposal No. 5.b and set forth in Appendix C will not be made and the existing provisions underlying the amendments set forth under this Proposal No. 5.b will not change. As described above, the approval of this Proposal No. 5.b is not conditioned upon approval of Proposal No. 5.a.

The Board of Directors recommends a vote “FOR” approval and adoption of the amendments to the Company’s Restated Certificate of Incorporation as described in this Proposal No. 5.b and set forth in Appendix C hereto.

DIRECTORS AND EXECUTIVE OFFICERS

The directors, director nominees and executive officers of the Company as of May [ ], 2024 are as follows:

Name*	Age	Director Since	Position
Paul Marciano	72	1990	Chief Creative Officer and Director
Carlos Alberini	68	2019	Chief Executive Officer and Director
Alex Yemenidjian	68	2005	Chairman of the Board
Thomas J. Barrack, Jr.	76	2023	Director
Anthony Chidoni	72	2002	Director
Cynthia Livingston*	72	2019	Director
Deborah Weinswig	53	2018	Director
Elsa Michael**	71	N/A	Director Nominee
Markus Neubrand	47	N/A	Chief Financial Officer
Dennis R. Secor	61	N/A	Executive Vice President, Finance
Fabrice Benarouche	48	N/A	Senior Vice President Finance, Investor Relations and Chief Accounting Officer

*	Ms. Livingston will not stand for election at the Annual Meeting and will retire from the Board immediately prior to the Annual Meeting.
**	Ms. Michael, 71, has been nominated to stand for election for the first time at the Annual Meeting.

Director Tenure and Diversity

Approximately 29% of our directors have served on the Board for less than five years (with approximately 57% serving six years or less). The average tenure of our directors is approximately 13 years (with a median tenure of approximately 5 years). The average tenure of our independent directors is approximately 10 years (with a median tenure of 5 years).*

*	Tenure information includes only current directors and accordingly does not include director nominee Elsa Michael.

With respect to the directors and director nominees named above, the Board has determined that Thomas J. Barrack, Jr., Anthony Chidoni, Cynthia Livingston, Elsa Michael, Deborah Weinswig and Alex Yemenidjian are “independent” directors under the director independence standards of the New York Stock Change (“NYSE”). Among our seven director nominees, two are women and two self-identify as an individual from an underrepresented community.

Upcoming New Director Appointments

Pursuant to the Stipulation (as defined and discussed under “Upcoming Corporate Governance Enhancements” below), the Company expects to appoint two new independent directors to the Board no later than the Company’s 2025 Annual Meeting, including one to be selected by the Employees Retirement System of Rhode Island (“ERSRI”) and mutually agreed to by the Company.

Director Nominee Skills, Experience and Background

We believe each of the seven director nominees possesses the skills and experiences necessary for effective service as a director and to properly oversee management’s execution of the Company’s strategic plan. In addition to each nominee’s specific experience, qualifications and skills listed in their biographies and below, we believe that each nominee has a reputation for integrity, honesty and adherence to high ethical standards and has demonstrated business acumen and an ability to exercise sound business judgment. We believe all nominees have a commitment to the Company and to building long-term stockholder value. The following chart shows a summary of the director nominees’ skills and core competencies:

	Paul Marciano	Carlos Alberini	Alex Yemenidjian	Thomas J. Barrack, Jr.	Anthony Chidoni	Deborah Weinswig	Elsa Michael

Public Company Leadership (CEO, CFO or Public Directorships)								6/7 directors

Senior Leadership Experience (C-Suite Executive or Equivalent)								5/7 directors

Operations Management								4/7 directors

Retail, Brand or Consumer Facing Industries								7/7 directors

eCommerce or Digital Experience								4/7 directors

Financial, Transactional, Accounting or Regulatory Compliance								4/7 directors

Board Diversity (Gender or Racial/Ethnic)								3/7 directors

DIRECTOR NOMINEES

Paul Marciano

Chief Creative Officer and Director	Current Board Committees
Since 1990	None

Skills and Qualifications

Mr. Paul Marciano brings to the Board a vast amount of knowledge and experience accumulated over the life of the Guess brand. Mr. Paul Marciano’s leadership as Chief Creative Officer provides a direct and valuable link between management and the Board, and his creative and strategic vision for the brand help to guide the Board’s overall approach.

Career Highlights

Mr. Paul Marciano joined the Company two months after its inception in 1981. Since that time, he has served in a number of senior executive positions with the Company, including his current role as Chief Creative Officer, a position he has held since August 2015. From August 2015 until June 2018, he also served as Executive Chairman of the Board. From 2007 until August 2015, Mr. Paul Marciano served as Chief Executive Officer and Vice Chairman of the Board, and between 1999 and 2007, he served as Co-Chairman of the Board and Co-Chief Executive Officer.

Carlos Alberini

Chief Executive Officer and Director	Current Board Committees
Since 2019	None

Skills and Qualifications

Mr. Alberini’s extensive executive leadership experience, particularly in the apparel industry, and strong operational background, together with his intimate knowledge of the Company’s operations (from his current and former roles with the Company), provide the Board with valuable strategic and operational insights.

Career Highlights

Mr. Alberini has served as the Chief Executive Officer and a member of the Board of Directors of the Company since February 2019. He previously served as Chairman and Chief Executive Officer of Lucky Brand, a denim-focused apparel company, from February 2014 until February 2019. Mr. Alberini served as the Co-Chief Executive Officer of RH (formerly known as Restoration Hardware Holdings, Inc.), a luxury home-furnishings company, from June 2010 through October 2012 and from July 2013 through January 2014, and he served as the sole Chief Executive Officer of RH from October 2012 through July 2013. Mr. Alberini previously served as the Company’s President and Chief Operating Officer from December 2000 to June 2010 (and as Interim Chief Financial Officer from May 2006 to July 2006). From October 1996 to December 2000, Mr. Alberini served as Senior Vice President and Chief Financial Officer of Footstar, Inc., a retailer of footwear. From May 1995 to October 1996, Mr. Alberini served as Vice President of Finance and Acting Chief Financial Officer of the Melville Corporation, a retail holding corporation. From 1987 to 1995, Mr. Alberini was with The Bon-Ton Stores, Inc., an operator of department stores, in various capacities, including Corporate Controller, Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, Mr. Alberini served in various positions at PricewaterhouseCoopers LLP, an audit firm.

Other Public Company Directorships in Last Five Years

Mr. Alberini has served on the board of directors of RH since June 2010.

Thomas J. Barrack, Jr.

Independent Director	Current Board Committees
Since 2023	-Compensation

Skills and Qualifications

Mr. Barrack provides the Board with the benefit of his extensive global real estate and investment expertise, significant executive leadership track record and deep experience serving on other public and private company boards.

Career Highlights

Mr. Barrack is the founder and former Executive Chairman of Colony Capital, Inc. (now known as DigitalBridge Group, Inc.), a leading global investment firm focused on real estate (“Colony Capital”). Prior to founding Colony Capital in 1991, Mr. Barrack was a Principal with the Robert M. Bass Group, the principal investment vehicle of Mr. Robert M. Bass. Prior to joining the Robert M. Bass Group, Mr. Barrack served in the Reagan administration as Deputy Undersecretary of the Department of the Interior. In 2010 French President Nicolas Sarkozy awarded him France’s Chevalier de la Légion d’honneur.

Other Public Company Directorships in Last Five Years

From June 2010 to April 2023, Mr. Barrack served as a director of First Republic Bank, a full service bank and wealth management firm. Mr. Barrack also previously served as a director of Northstar Realty Europe from August 2019 to September 2019.

Anthony Chidoni

Independent Director	Current Board Committees
Since 2002	-Audit (Chair) -Compensation -Nominating and Governance

Skills and Qualifications

Mr. Chidoni’s extensive background in investment banking and more recently as the principal and owner of a private hedge fund provides the Board with a valuable Wall Street perspective, a broad and deep insight into the capital markets and direct experience performing detailed review and analysis of public company financial statements.

Career Highlights

Mr. Chidoni has been the principal and owner of Lorelle Capital, a private hedge fund, since January 2004. From January 1990 to January 2004, he was the Managing Director of Private Client Business in the Los Angeles office of investment bank Credit Suisse First Boston, and its predecessor Donaldson Lufkin & Jenrette, where he had served in various positions for 21 years.

Deborah Weinswig

Independent Director	Current Board Committees
Since 2018	-Audit -Nominating and Governance

Skills and Qualifications

Ms. Weinswig’s experience and expertise in retail innovation, especially as it relates to data and technology, as well as her knowledge of the global retail landscape, provides the Board with valuable insights into these important and rapidly changing areas.

Career Highlights

Ms. Weinswig is the founder and CEO of Coresight Research, a provider of research and advisory services to brands and investors, where she has served since February 2018. From 2014 until February 2018, she served as Managing Director for Fung Global Retail and Technology (“FGRT”), the think tank for the Fung Group. Prior to leading FGRT, Ms. Weinswig served as Chief Customer Officer for Profitect Inc., a predictive analytics and big data software provider, and in a number of roles with Citigroup, Inc., most recently as Managing Director and Head of the Global Staples and Consumer Discretionary team at Citi Research. In addition, Ms. Weinswig serves on the advisory board for a number of accelerators and on the board for a number of philanthropic organizations. Ms. Weinswig is a Certified Public Accountant and holds an M.B.A. from the University of Chicago.

Other Public Company Directorships in Last Five Years

Ms. Weinswig currently serves on the board of directors of Xcel Brands, Inc., a consumer products company (where she also serves on its audit committee), and serves as trustee of Primaris REIT, a real estate investment company that manages retail properties (where she also serves on its audit committee and its compensation, governance and nominating committee).

She previously served on the board of directors of Nogin, Inc., a cloud-based eCommerce platform for brands and merchants, from August 2022 until February 2023, and CHW Acquisition Corporation, a special purpose acquisition company that ultimately merged with Wag Labs, Inc., a pet services marketplace company, from August 2021 until August 2022.

Alex Yemenidjian

Independent Director	Current Board Committees
Since 2005	-Audit -Compensation (Chair)

Chairman of the Board
Since 2020

Skills and Qualifications

Mr. Yemenidjian provides the Board with the unique perspective of someone with significant experience as a Chief Executive Officer. In addition, his strong accounting and finance background, including experience as a Chief Financial Officer, provides the Board with valuable insight and a depth of knowledge and experience with respect to accounting and finance related matters.

Career Highlights

Mr. Yemenidjian served as Chairman of the Board and Chief Executive Officer of Oshidori International Development LTD, a Japanese company established to develop an integrated resort in Japan, from June 2020 to

September 2022. Between January 2005 and June 2020, he served as Chairman of the Board and Chief Executive Officer of Armenco Holdings, LLC, a private investment company. He was a co-owner and served as Chairman of the Board and Chief Executive Officer of Tropicana Las Vegas Hotel & Casino, Inc., an owner and operator of casino hotels, from July 2009 to August 2015. Mr. Yemenidjian served as Chairman of the Board and Chief Executive Officer of Metro-Goldwyn-Mayer Inc., a leading entertainment company, from April 1999 to April 2005 and was a director thereof from November 1997 to April 2005. Mr. Yemenidjian also served as a director of MGM Resorts International, Inc. (“MGM”) (formerly MGM Grand, Inc. and MGM Mirage Resorts, Inc.), a global entertainment company, from 1989 to 2005 and was its President from 1995 to 1999. He also served MGM in other capacities, including as Chief Operating Officer from 1995 until 1999 and as Chief Financial Officer from 1994 to 1998. In addition, Mr. Yemenidjian served as an executive of Tracinda Corporation, the majority owner of both Metro-Goldwyn-Mayer Inc. and MGM, from 1990 to 1997 and again during 1999. Prior to 1990, Mr. Yemenidjian was the managing partner of Parks, Palmer, Turner & Yemenidjian, Certified Public Accountants.

Other Public Company Directorships in Last Five Years

Mr. Yemenidjian has served as a trustee of Baron Investment Funds Trust (where he also sits on its audit and nominating committees) and Baron Select Funds, both mutual funds, since 2006. He also served as non-executive Chairman of Oshidori International Holdings Ltd, a financial services company, from June 2020 until September 2022; and as a director of Green Thumb Industries, Inc., a multi-state grower, producer and retailer of cannabis products, from June 2019 to December 2020.

Elsa Michael

Independent Director Nominee	Current Board Committees
Nominee	-None

Skills and Qualifications

If elected, Ms. Michael will provide the Board with the benefit of her extensive merchandising expertise and deep knowledge of the fashion industry in general and the Guess? brand in particular. As the Company continues its growth in Europe, which currently represents the largest segment of the Company’s business, her direct experience in Europe will provide a valuable and unique perspective to the Board.

Career Highlights

Ms. Michael has over 25 years of experience in the fashion industry, having served in various non-executive merchandising positions for the Company’s European operations from 1994 until her retirement in July 2019, including most recently as Merchandising Director from 2015 to July 2019. Ms. Michael is also president and co-founder of Smile Project, a charitable organization based in Italy with a mission to provide clean water, food, energy, and education for children, primarily in her birth country of Eritrea.

EXECUTIVE OFFICERS

Information on the business background of Carlos Alberini, our Chief Executive Officer, and Paul Marciano, our Chief Creative Officer, is set forth above under “Director Nominees.”

Markus Neubrand has served as the Company’s Chief Financial Officer since July 2023. Mr. Neubrand previously served as a Group Chief Financial Officer of luxury fashion brand MCM Worldwide from January 2021 to June 2023. Between 2014 and 2020, Mr. Neubrand was the Chief Operating Officer and Chief Financial Officer of Hugo Boss Americas. Prior to this, Mr. Neubrand held various positions of increasing responsibility within the Hugo Boss Group since 2003, including Managing Director Scandinavia and Group Director Financial Planning and Analysis at the headquarters in Germany. He received a Master’s degree in Business Administration and Economics from the University of Hohenheim in Stuttgart.

Dennis R. Secor has been an employee of the Company since March 15, 2022. He currently serves as Executive Vice President, Finance, a position he has held since July 2023. He previously served as Interim Chief Financial Officer and Chief Accounting Officer of the Company from April 2022 until July 2023. Mr. Secor previously served as the Senior Vice President and Chief Financial Officer of the Company from July 2006 to December 2012. Since 2021, Mr. Secor has operated his own management consulting practice in New Zealand, providing financial and operational management services to small and medium sized businesses. Before that, he served as the Chief Financial Officer of Torrid Holdings Inc., a publicly traded plus-size clothing retailer, from May 2018 to July 2019, as Chief Financial Officer of Incipio Group, a privately held consumer technology accessories designer and manufacturer, from November 2017 to January 2018, and as Executive Vice President, Chief Financial Officer and Treasurer of Fossil Group, Inc., a publicly traded global accessories retailer and wholesaler, from December 2012 to November 2017. Before his initial service with the Company, Mr. Secor served as Vice President and Chief Financial Officer of Electronic Arts Canada, a subsidiary of Electronic Arts Inc., a publicly traded video game publisher, from August 2004 to July 2006. He holds a B.S. in Business Administration, Accounting from the University of San Diego.

Fabrice Benarouche has served as the Company’s Senior Vice President Finance, Investor Relations and Chief Accounting Officer since April 2023. Mr. Benarouche previously served as the Company’s Vice President, Finance and Investor Relations from 2014 to April 2023 after having joined Guess? in 2006 and serving in various other financial roles. Prior to joining the Company, Mr. Benarouche was a manager at Ineum Consulting (Deloitte Consulting) in Paris, France. Mr. Benarouche received a Master of Science in Information Technology from Telecom SudParis.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence, Structure and Committee Composition

The Board is currently composed of seven directors, five of whom qualify as independent directors pursuant to corporate governance standards applicable to companies listed on the NYSE. In addition, director nominee Elsa Michael also qualifies as independent pursuant to such standards. In determining independence, the Board affirmatively determines that directors have no direct or indirect material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. In addition, the Board uses the following categorical standards to determine director independence: (1) not being a present or former employee, or having an immediate family member as an executive officer, of the Company within the past three years; (2) not personally receiving, or having an immediate family member receive, during any twelve-month period within the last three years, more than $120,000 of direct compensation from the Company other than (a) for Board or committee service, pension or other forms of deferred compensation for prior service or (b) by an immediate family member for services as an employee of the Company (other than as an executive officer); (3) not (a) being a current partner or employee of a firm that is the Company’s internal or external auditor; (b) having an immediate family member who is a current partner of such a firm; (c) having an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (d) being within the last three years or having an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time; (4) not being employed, or having an immediate family member employed, within the past three years as an executive officer of another company where now or at any time during the past three years any of the Company’s present executive officers serve or served on the other company’s compensation committee; (5) not being an executive officer or employee, or having an immediate family member who is an executive officer, of a company that makes or made payments to, or receives or received payments from, the Company, for property or services in an amount which, in any of the past three fiscal years, exceeds or exceeded the greater of $1 million, or 2% of the other company’s consolidated gross revenues; (6) not being an executive officer of a charitable organization of which the Company has within the preceding three years made any contributions to that organization in any single fiscal year that exceeded the greater of $1 million, or 2% of the charitable organization’s consolidated gross revenues; (7) not accepting directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); and (8) not being an affiliated person of the Company or any of its subsidiaries.

Applying these categorical standards and considering all relevant facts and circumstances, the Board determined that the following directors and director nominees qualify as independent: Thomas J. Barrack, Jr., Anthony Chidoni, Cynthia Livingston, Elsa Michael, Deborah Weinswig and Alex Yemenidjian (the “Independent Directors”). In making its determination of independence with respect to Ms. Michael, the Board considered certain donations made by the Company to Smile Project, a charitable organization of which Ms. Michael is co-founder and president. The value of these donations did not exceed the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues for any of fiscal years 2024, 2023 or 2022. Such donations made during fiscal 2024 are described under “Certain Relationships and Related Transactions” below. The Board also considered Ms. Michael’s previous non-executive employment with the Company until her retirement in July 2019. The Board determined that neither Ms. Michael’s affiliation with Smile Project nor her previous employment with the Company impair Ms. Michael’s independence.

Each of the members of the committees of the Board is an Independent Director, and, in the case of members of the Audit Committee and the Compensation Committee, also meets the additional criteria for independence of (i) audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act and (ii) compensation committee members set forth in the NYSE listing rules in accordance with Rule 10C-1 under the Exchange Act. In addition, our Board has determined that each of the members of the Audit Committee is financially literate and that Anthony Chidoni meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5)(ii) of Regulation S-K. A brief description of Mr. Chidoni’s background and experience can be found under “Directors and Executive Officers” above.

Our Board had the following three standing committees in fiscal 2024: (1) Audit Committee, (2) Compensation Committee and (3) Nominating and Governance Committee. The current membership as of the date of this Proxy Statement and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on the Company’s website at http://investors.guess.com.

The Board of Directors held eight meetings during fiscal 2024. Each current director attended at least 75% of the aggregate of the total Board meetings and total committee meetings on which such director served during fiscal 2024 during the period of his or her service in fiscal 2024. Directors are encouraged to attend annual meetings of the Company’s shareholders. All of our then-current directors attended our 2023 annual meeting of shareholders.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Independent Directors:
Thomas J. Barrack, Jr.		X
Anthony Chidoni	*X	X	X
Cynthia Livingston**		X	*X
Deborah Weinswig	X		X
Alex Yemenidjian	X	*X
Other Directors:
Paul Marciano
Carlos Alberini
Number of Meetings in Fiscal 2024	8	6	4

X = Committee member; * = Chair

**	Ms. Livingston is not standing for election at the Annual Meeting and will retire from the Board immediately prior to the Annual Meeting.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee Charter and the Audit Committee’s performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fees and the consolidated financial statements; reviews our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; provides oversight of risks related to information technology, information security and cybersecurity matters; and reviews other risks that may have a significant impact on the Company’s consolidated financial statements. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting and other advisors as the Audit Committee deems necessary to carry out its duties.

The report of the Audit Committee is included in this Proxy Statement. A current copy of the Audit Committee Charter is available on the Company’s website at http://investors.guess.com.

Compensation Committee

The Compensation Committee is responsible for establishing and governing the compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general compensation policies of the Company, oversees the administration of all of the Company’s compensation and benefit plans and reviews and approves compensation of the executive officers of the Company. A current copy of the Compensation Committee Charter is available on the Company’s website at http://investors.guess.com. For more information, see “Executive and Director Compensation” below.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board in identifying individuals qualified to become directors; recommends to the Board the director nominees for the next annual meeting of shareholders, consistent with criteria approved by the Board, and selects, or recommends that the Board select, the director nominees for each annual meeting of shareholders; develops and recommends to the Board a set of Governance Guidelines applicable to the Company; oversees the evaluation of the Company’s management and the Board and its committees (including individual director self-evaluations); and recommends to the Board director assignments and chair appointments for each Board committee, other than the Nominating and Governance Committee. Other specific duties and responsibilities of the Nominating and Governance Committee include: developing membership qualifications and criteria for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairperson of the Compensation Committee, evaluating the performance of the Chief Executive Officer and presenting the results of such evaluation to the Board and to the Chief Executive Officer; monitoring executive-level succession planning and management development; reviewing governance-related shareholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members; overseeing and advising the Board with respect to the Company’s positions and practices regarding significant ESG risks, including environmental, sustainability and climate risks and the Company’s public reporting on these topics; overseeing the Company’s human capital management efforts and disclosures, including talent attraction, engagement and retention, and diversity, equity and inclusion. A current copy of the Nominating and Governance Committee Charter is available on the Company’s website at http://investors.guess.com.

Consideration of Director Nominees

Shareholder Recommendations

The policy of the Nominating and Governance Committee is to consider properly submitted shareholder recommendations of candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” The Nominating and Governance Committee will evaluate a prospective nominee suggested by any shareholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Governance Committee from any other source. In evaluating such recommendations of director nominees, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below.

Any shareholder recommendations proposed for consideration by the Nominating and Governance Committee should include the following information and documentation:

•	the shareholder’s name, address and phone number and a statement of the number of shares of our Common Stock beneficially owned by the shareholder during the year preceding the date of nomination;

•

the director candidate’s name, age, business address, residence address, phone number, principal occupation and a statement of the number of shares of our Common Stock beneficially owned by the director candidate during the year preceding the date of recommendation;

•	a statement of the director candidate’s qualifications for Board membership;

•

a description of all arrangements or understandings between the shareholder and each proposed director candidate and any other person or persons (including their names) pursuant to which the recommendation(s) are to be made by such shareholder;

•	a written consent by the director candidate to being named as a nominee and to serve as a director if elected; and

•	such other information required in Section 2 of our Bylaws.

Any shareholder recommendations for candidates for membership on the Board should be addressed to:

Guess?, Inc.

Attn: Chair of the Nominating and Governance Committee

c/o Corporate Secretary

1444 South Alameda Street

Los Angeles, California 90021

Director Qualifications

The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:

•	reputation for integrity, strong moral character and adherence to high ethical standards;

•	holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

•	demonstrates business acumen and experience, and ability to exercise sound business judgments in matters that relate to the current and long-term objectives of the Company;

•	ability to read and understand basic financial statements and other financial information pertaining to the Company;

•	commitment to understand the Company and its business, industry and strategic objectives;

•

commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and shareholders, and to generally fulfill all responsibilities as a director of the Company;

•	willingness to represent and act in the interests of all shareholders of the Company rather than the interests of a particular group;

•	good health and ability to serve for at least five years; and

•

for prospective non-employee directors, independence under SEC and applicable NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an audit committee “financial expert” under applicable SEC and NYSE rules;

•

for incumbent directors standing for re-election, the Nominating and Governance Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company; and

•	whether the prospective nominee will foster a diversity of backgrounds and experiences, and will add to or complement the Board’s existing strengths.

Among our seven directors nominated for election at the Annual Meeting, two are women, and two self-identify as an individual from an underrepresented community.

While the Nominating and Governance Committee considers all of these factors, including whether the nominee will foster a diversity of backgrounds and experiences, as part of its evaluation of nominees, no single factor is necessarily determinative in the evaluation process. Instead, all of these factors, and any others deemed relevant by the Nominating and Governance Committee, are considered as a whole in assessing each prospective nominee.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee evaluates the current members of the Board whose terms are expiring and who are willing to serve an additional term utilizing the criteria described above to determine whether to recommend such directors for re-election. All of the nominees for election at the Annual Meeting are currently members of our Board, other than Ms. Michael, and, with the exception of Mr. Barrack and Ms. Michael, were elected to our Board at our 2023 annual meeting of shareholders.

The Nominating and Governance Committee also regularly assesses whether any vacancies on the Board are expected due to retirement or otherwise or whether it would be advisable to increase the overall size of the Board through the addition of a new director. In the event that vacancies are anticipated, or otherwise arise, or the size of the Board may be increased, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms hired to identify potential nominees, shareholders, members of management or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. During fiscal 2024, the Nominating and Governance Committee determined it was appropriate to expand the size of the Board and re-appoint Thomas J. Barrack, Jr. to the Board. Mr. Barrack initially came to the attention of the Nominating and Governance Committee through a reference from an employee-director and previously served on the Board from June 2021 to August 2021. In addition, in connection with the Annual Meeting, the Nominating and Governance Committee has recommended, and the Board approved, Elsa Michael as a new director nominee for the Annual Meeting. Ms. Michael was initially recommended for nomination to the Board by an employee-director.

As described above, the Nominating and Governance Committee considers properly submitted shareholder recommendations of director candidates for membership on the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials are forwarded to the

Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Director Resignation Policy

The Board has adopted a Director Resignation Policy, providing that any nominee for director in a non-contested election of directors who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) shall evaluate such offer of resignation in light of the best interests of the Company and its shareholders and shall recommend to the Board the action to be taken with respect thereto. The Board shall then act promptly with respect to the letter of resignation and the Company shall publicly disclose the decision of the Board.

Board Leadership Structure

The Company’s Governance Guidelines provide that the Board should be free to determine, in any manner that it deems best for the Company from time to time, whether the roles of Chairman of the Board and Chief Executive Officer (“CEO”) should be separate. Since 2007, the roles of Chairman of the Board and Chief Executive Officer have been separate, except for a brief period between February 2, 2019 and February 19, 2019 when Mr. Maurice Marciano served as both Chairman of the Board and Interim Chief Executive Officer (pending the effective start date for Carlos Alberini as the Company’s new Chief Executive Officer). Currently, Mr. Yemenidjian serves as the Company’s non-executive Chairman of the Board and Mr. Alberini serves as the Company’s Chief Executive Officer. The Board believes that this is currently the most effective leadership structure for the Company, striking an appropriate balance between strong and consistent leadership and independent and effective oversight of the Company’s business and affairs.

Having Mr. Yemenidjian, an Independent Director, serve as Chairman of the Board helps to promote the independent and effective oversight of the Board and management and to facilitate free and open discussion and communication among the Independent Directors. The Chairman of the Board presides at all executive sessions of the Board at which only Independent Directors are present. These executive sessions are held to discuss various issues and matters of concern to the Board, including the effectiveness of management, the Company’s performance and the Company’s strategic plans. The executive sessions are generally held in conjunction with regularly scheduled quarterly meetings of the Board, but may be called at any time by our Chairman of the Board or any of our other Independent Directors. Our Chairman of the Board typically sets the agenda for these executive sessions with input from the other Independent Directors and discusses issues that arise from those sessions with our Chief Executive Officer or other members of management, as appropriate.

The Company also has strong corporate governance structures and processes that are intended to ensure that its Independent Directors will continue to effectively oversee key issues such as strategy, risk and integrity. Each of the committees of the Board is composed solely of Independent Directors. Consequently, Independent Directors oversee such critical matters as the integrity of the Company’s financial statements, the compensation of senior executives, liquidity and capital resource allocation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. Board committees hold independent sessions among their members, without management present, to discuss issues and matters of concern to the committees.

Upcoming Corporate Governance Enhancements

As previously disclosed, the Company and all defendants in the stockholder derivative action brought by ERSRI on September 19, 2022 entered into a Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”) on September 29, 2023, which was approved by the Delaware Court of Chancery on January 5, 2024. In addition to the appointment of two new independent directors, including one to be selected by ERSRI and mutually agreed to by the Company (as discussed above), and certain payments that have been made pursuant to the Stipulation, the Company agreed to implement certain governance and compliance enhancements. These enhancements include the establishment of a Diversity, Equity, and Inclusion Council (the “DEI Council”), which will be comprised of one independent director (the independent director to be mutually agreed upon between the parties) and two consultants, including one consultant to be selected by ERSRI. The DEI Council will report directly to the Board and be responsible for overseeing the development and implementation of the Company’s policies and procedures related to harassment, discrimination and retaliation, including, in certain circumstances, having the authority to conduct investigations and to recommend disciplinary action, up to and including termination, of senior executives or Board members found to have engaged in misconduct. The DEI Council will also be responsible for overseeing a commitment that has been added to the Company’s Governance Guidelines regarding the Company’s measures to prevent and respond to sexual harassment and discrimination. The Stipulation also includes certain agreements by Mr. Paul Marciano relating to meetings or activities with current or prospective Company models.

Sustainability and Climate Change

In fiscal 2024, we released our latest Environmental, Social, and Governance (“ESG”) report entitled “Our best today, better tomorrow”, our fifth sustainability report covering fiscal 2022 and fiscal 2023, written in accordance with standards of the Global Reporting Initiative (“GRI”) Universal Standard Sustainable Accounting Standards Board (“SASB”) Apparel, Accessories & Footwear Sustainability Accounting Standard, and the Multiline and Specialty Retailers & Distributors Sustainability Accounting Standard and World Resource Institute/World Business Council for Sustainable Development Greenhouse Gas Protocol (“GHG Protocol”): A Corporate Accounting and Reporting Standard, Revised Edition, including the GHG Protocol Scope 2 Guidance, an amendment to the GHG Protocol Corporate Standard. The publication of “Our best today, better tomorrow” is a milestone achievement for us, marking the successful completion of a double materiality assessment and a reasonable assurance engagement examining the metrics and disclosures in this ESG report.

The report shares our significant progress on ESG topics since our first sustainability plan launched in 2016 and showcases our refined ESG strategy ACTION GUESS. The ESG report also provides information about our current and future activities which includes, among others, reducing greenhouse gas (“GHG”) emissions with Science Based Targets, transitioning to more sustainable and recycled materials, and continuing our commitment to circular fashion.

The “Our best today, better tomorrow” ESG report is available at http://sustainability.guess.com. We plan to release our next ESG report in summer 2025, covering fiscal 2024 and fiscal 2025, which will also be available on our website at the foregoing link. This site provides information on our policies, social impact and environmental programs, as well as our sustainability strategy, data and reporting. The information contained on, or that may be accessed through, our websites is not incorporated by reference into, and is not a part of, this Proxy Statement.

Strengthening Sustainability Oversight

We are committed to good governance and sustainability oversight at every level, ethics in every business facet, and transparency in sustainability reporting. During fiscal 2024, we further engaged with the Board of Directors (including through the Nominating and Governance Committee) on ESG priorities, risks, and opportunities. We continue to ensure all operations and businesses are conducted ethically, both with internal personnel and external business partners, and all of our directors, officers, and associates are held to our Code of Ethics.

Additionally, in the ACTION GUESS strategy, we committed to connecting ESG priorities with business performance incentive and evaluation metrics. Our Sustainability and ESG Team ensures that environmental and social responsibility is embedded into decision-making processes. In addition, we have implemented a rigorous internal auditing program, covering our sustainability metrics and performance data to ensure complete, accurate, and balanced ESG reporting. With our continuous effort, since fiscal 2020 we continued to undergo a third-party reasonable assurance examination indicating our sustainability report was prepared in accordance with the GRI, SASB and GHG Protocol.

Protecting Our Environment

We are committed to protecting our environment and addressing climate change issues through product responsibility, water stewardship, and GHG emissions reduction. We understand sustainably sourced materials are the key to ensuring product responsibility. Lifecycle analyses have shown that fiber and fabric production make up about half of our apparel’s environmental impact. To that end, we have been working with our vendors to incorporate more sustainable materials and practices. By setting sustainability goals to increase use of responsible materials and promote circular fashion, and by following the GUESS Eco material sourcing guide, we source over 28% sustainable materials across all brands within our product portfolios in the Americas and Europe.

As part of our commitment to protect our environment, we aim to ensure that animal-derived material used in our products upholds our commitment to the ethical and humane treatment of animals. Through the GUESS Animal Welfare Policy, guided by international best practice in accordance with “The Five Freedoms for Animal Welfare” by the Farm Animal Welfare Council, our suppliers are prohibited from using any fur, mohair, angora, exotic leather or any other parts from vulnerable, endangered, or wild-caught species. The use of feathers and downs or other animal derived hair is subject to limitation and use with caution.

Historically, denim production factories require the use of many chemicals, which could impact a factory’s wastewater discharge. In fiscal 2019, we established the GUESS Water Action Plan to address each phase of the denim lifecycle to prioritize water savings and improve water quality while providing water education and community engagement. With our commitments in adopting water-saving denim technology and managing environmental impacts in our supply chain, over 40% of our denim across all brands within our product portfolios in the Americas and Europe meets our GUESS Eco guidelines and approximately 100% of our key laundries completed the Higg Facility Environmental Module survey.

Our strategy in managing GHG emissions includes meeting our carbon footprint goals and setting Science Based Targets. We are now pursuing our Science Based Targets for GHG emissions, which were approved by the Science Based Targets Initiative in fiscal 2021. We remain committed to a 50% reduction of absolute Scope 1 and 2 emissions, as well as an ambitious 30% reduction of absolute Scope 3 emissions by 2030. In fiscal 2023, we continued purchasing renewable energy, solar and wind in the Americas, Europe and Asia, equivalent to power approximately 25% of our stores globally. We replicated the same in fiscal 2024 while working on a long-term strategy to reduce our GHG emissions. We will also continue implementing a variety of energy efficiency and renewable energy strategies and working with our key vendors to implement energy efficiency and renewable energy plans.

Board Oversight Over Environmental, Sustainability, and Corporate Social Responsibility

The Nominating and Governance Committee oversees and advises the Board with respect to the Company’s global sustainability planning and biennial Corporate Sustainability Report. In addition, our Sustainability and ESG Team works to ensure that environmental and social responsibility is embedded into decision-making processes across the Company. This global team is made up of directors and senior managers in the U.S., Europe and Asia reporting to our Vice President, Internal Audit and Corporate Social Responsibility, who administratively reports to our Chief Executive Officer and directly reports to the Audit Committee. Further, our

Sustainability Steering Committee, which is led by our Chief Executive Officer, reviews our sustainability plan, identifies priority risks and opportunities, and monitors progress against our commitments and goals.

Risk Oversight

The Board executes its risk oversight responsibility for risk management directly and through its committees. Although management is responsible for the day-to-day management of risk, throughout the year the Board regularly discusses and assesses significant risks and mitigation strategies with management. The Board and its appropriate committees consider risks associated with our business plans, operational efficiencies, strategic objectives, investment opportunities, financial reporting, capital structure, cybersecurity, information system infrastructure and controls, climate and others. For instance, the Audit Committee, which is generally responsible for oversight of financial reporting risks, reviews an annual risk assessment prepared by the internal audit department, which identifies strategic, operational and internal control risks, and informs the internal audit plan for the next fiscal year. Pursuant to its charter, the Audit Committee is also responsible for oversight of risks related to information technology, information security and cybersecurity matters. Pursuant to its charter, the Nominating and Governance Committee is responsible to oversee and advise the Board with respect to the Company’s positions and practices regarding significant ESG risks, including environmental, sustainability and climate risks and the Company’s public reporting on these topics. The Nominating and Governance Committee Charter also provides for the committee to oversee the Company’s human capital management efforts and disclosures, including talent attraction, engagement and retention, and diversity, equity and inclusion.

In addition, the Compensation Committee and management consider, in establishing and reviewing our compensation arrangements for executives and other employees, whether these arrangements encourage unnecessary or excessive risk taking, and we believe that they do not. In particular, our executive compensation program reflects a balanced approach using a mix of different compensation elements without putting an undue emphasis on a single element or applicable performance measure. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executives to pursue overly risky business strategies in order to maximize short-term variable compensation. While annual bonus opportunities for our named executive officers generally include a pre-established, objective measure of performance for the applicable year, the Compensation Committee retains the ability to adjust the incentives based on its assessment of such other factors as it deems appropriate, and in all cases subject to an applicable maximum level. The Compensation Committee also has discretion to set the appropriate equity award grant levels each year (within any applicable maximum). The Compensation Committee’s ability to exercise discretion in making these determinations helps ensure that there is a clear linkage between pay and performance over both the short- and long-term, and that performance is evaluated based on both the absolute results and the manner in which the results were achieved.

Because equity awards make up a substantial portion of each of our executive’s total compensation opportunity, there is a strong alignment between executives’ interests and those of our shareholders. We believe that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, because grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance, and because we utilize multiple performance measures for our equity awards subject to performance-based vesting requirements. For example, equity awards granted to Mr. Alberini in fiscal 2024 included performance-based restricted stock units with vesting based on a three-year relative total shareholder return (“TSR”) measure and performance-based restricted stock units that would become eligible to vest over a three-year period if the Company achieved a threshold level of earnings from operations for fiscal 2024. Equity awards granted to Mr. Paul Marciano in fiscal 2024 included performance-based restricted stock units that would become eligible to vest over a three-year period if the Company achieved certain performance thresholds tied to the Company’s fiscal 2024 licensing segment earnings from operations and the Company’s fiscal 2024 earnings from operations.

Potential risks are also mitigated by the significant amount of our Common Stock that is owned by Mr. Paul Marciano and, as outlined in the “Compensation Discussion and Analysis” section below, our stock ownership guidelines, our compensation “clawback policy” applicable to certain senior executives, and our CEO Stock Holding Policy.

Communications with the Board

You may communicate with the Board by submitting an e-mail to the Company’s Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Chairman of the Board.

Governance Guidelines and Committee Charters

The Company’s Governance Guidelines, which satisfy the NYSE’s listing standards for “corporate governance guidelines,” as well as the charters for each of the committees of the Board, are available at http://investors.guess.com. Any person may request a copy of the Company’s Governance Guidelines or the charter of any of the committees of the Board, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021.

Code of Ethics

The policies comprising our code of ethics are set forth in the Company’s Code of Ethics (the “Code of Ethics”). These policies satisfy the NYSE’s and the SEC’s requirements for a “code of ethics,” and apply to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and controller) and employees. The Code of Ethics is published on our website at http://investors.guess.com. Any person may request a copy of the Code of Ethics, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021. To the extent required by rules adopted by the SEC and the NYSE, we intend to promptly disclose future amendments to certain provisions of the Code of Ethics, or waivers of such provisions granted to executive officers and directors, on our investor website.

Anti-Hedging Policy

The Company does not have a separate written policy prohibiting hedging transactions. Instead, the Company has a practice of reviewing and restricting, as appropriate, hedging transactions as part of its overall program for reviewing employee and director trading in Company securities. That program is governed by the Company’s written Securities Trading Policy and Restrictions, which generally prohibits insiders with material non-public information from engaging in transactions in Company stock, including purchases, sales or any other change in ownership, including gifts, loans, pledges or hedges, or other transfers.

EXECUTIVE AND DIRECTOR COMPENSATION

The Compensation Committee of the Board of Directors is responsible for establishing and governing the executive compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general executive compensation policies of the Company, administers certain of the Company’s compensation plans, and reviews and approves compensation of the executive officers of the Company. The Compensation Committee Charter requires that the Compensation Committee consist of no fewer than two Board members who satisfy the independence requirements of the NYSE, including such additional requirements specific to membership on the Compensation Committee. During fiscal 2024, the Compensation Committee consisted solely of Board members whom the Board affirmatively determined satisfied these independence requirements. The Compensation Committee may form and delegate authority to subcommittees when appropriate, although the Compensation Committee did not delegate its authority to any subcommittee in fiscal 2024.

The Compensation Committee Charter sets forth the purpose of and other matters pertaining to the Compensation Committee. The Compensation Committee Charter is available on the Company’s website at http://investors.guess.com. Pursuant to its Charter, the Compensation Committee’s responsibilities and authorities include the following:

•	review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other officers of the Company;

•	evaluate the Chief Executive Officer’s performance in light of such goals and objectives;

•	set officers’ compensation levels, including base salary, annual incentive opportunities, long-term incentive opportunities and benefits;

•	review and approve employment, consulting, severance or retirement arrangements and/or change in control agreements or provisions covering any current or former officers of the Company;

•	review and recommend to the Board appropriate director compensation programs for non-employee directors;

•	review its own performance and assess the adequacy of its Charter;

•	approve stock option grants and other equity-based or incentive awards;

•

the authority to retain and terminate any compensation consultant or other advisor used to assist in the evaluation of officer or director compensation, including to approve the advisor’s fees and other retention terms; and

•

produce a report of the Compensation Committee and review and recommend to management the inclusion of the Compensation Discussion and Analysis section to be included in the Company’s annual proxy statement.

The Company’s executive compensation programs are determined and approved by the Compensation Committee. Messrs. Paul Marciano and Alberini make recommendations to the Compensation Committee regarding the salary, cash incentive awards, equity-based awards and long-term compensation levels for less senior executives, including the other Named Executive Officers. Messrs. Paul Marciano and Alberini do not participate in Compensation Committee deliberations regarding their own compensation. At the direction of the Compensation Committee, other members of management furnish financial, performance and other information relevant to setting performance goals and certifying results. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for all Named Executive Officers. Other members of management, including any other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers.

While the Compensation Committee reviews and makes recommendations regarding compensation paid to the non-employee directors, the compensation for these directors is ultimately determined by the Board. Equity awards to all employees, including all officers subject to Section 16 of the Exchange Act, are made by the Compensation Committee. During fiscal 2024, the Compensation Committee met six times.

As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of our officers (including all of the Named Executive Officers). The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its compensation consultant. As described below under “Compensation Discussion and Analysis—The Role of the Independent Compensation Consultant,” the Compensation Committee has determined that FW Cook is independent and that its services do not raise any conflict of interest with the Company or any of its executive officers or directors.

Non-Employee Director Compensation—Fiscal 2024

Compensation for individuals who were members of our Board of Directors at any time during fiscal 2024 and who were not also our employees (referred to herein as “Non-Employee Directors”) generally consisted of annual retainers, fees for attending meetings and equity awards. The compensation paid to Messrs. Paul Marciano and Alberini, directors who also served as executive officers of the Company during fiscal 2024, is presented below in the “Summary Compensation Table” and the related explanatory tables. While employed by the Company, Messrs. Paul Marciano and Alberini are not entitled to receive additional compensation for their services as directors. The following table presents information regarding the compensation paid to our Non-Employee Directors with respect to fiscal 2024.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	All Other Compensation($)	Total($)
(a)	(b)	(c)	(d)	(e)
Maurice Marciano(2)	30,750	179,985	—	210,735
Thomas J. Barrack, Jr.(3)	32,942	170,660	—	203,602
Anthony Chidoni	94,000	179,985	—	273,985
Cynthia Livingston	201,516	179,985	—	381,501
Deborah Weinswig	166,613	179,985	—	346,598
Alex Yemenidjian	190,500	274,981	—	465,481

(1)

The amounts reported in Column (c) reflect the aggregate grant date fair value of stock awards granted in fiscal 2024, computed in accordance with FASB ASC Topic 718 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of equity awards contained in Note 19 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2024 Annual Report on Form 10-K.

On May 5, 2023, the Company granted Mr. Yemenidjian an award of 15,084 shares of restricted stock (with a grant date fair value of $274,981) as Chairman of the Board, and granted each of our other Non-Employee Directors then serving on our Board an award of 9,873 shares of restricted stock with a grant date fair value of $179,985. In connection with his joining our Board, the Company granted Mr. Barrack an award of 9,825 shares of restricted stock on May 24, 2023, with a grant date fair value of $170,660. See the preceding paragraph regarding the grant date fair value of these awards.

The following table presents the number of shares of our Common Stock subject to outstanding and unexercised option awards and the number of shares of our Common Stock subject to unvested stock awards held by each of our Non-Employee Directors as of February 3, 2024.

Director	Number of Shares Subject to Outstanding and Unexercised Option Awards	Number of Shares Subject to Outstanding and Unvested Stock Awards
Maurice Marciano(2)	—	—
Thomas J. Barrack, Jr.(3)	—	9,825
Anthony Chidoni	—	9,873
Cynthia Livingston	—	9,873
Deborah Weinswig	—	9,873
Alex Yemenidjian	—	15,084

(2)	Mr. Maurice Marciano retired as a member of our Board of Directors on September 29, 2023.

(3)	Mr. Barrack was appointed to our Board of Directors effective May 24, 2023.

Annual Retainer and Meeting Fees

The following schedule of annual retainers and meeting fees was used to determine the cash compensation paid to each of our Non-Employee Directors for their service during fiscal 2024.

Type of Fee	Dollar Amount($)
Annual Board Retainer	35,000
Additional Annual Retainer to Chair of the Board	105,000	(1)
Additional Annual Retainer to Chair of Audit Committee	20,000
Additional Annual Retainer to Chair of Compensation Committee	17,500
Additional Annual Retainer to Chair of Nominating and Governance Committee	12,500
Additional Attendance Fee per Standing Committee Meeting Attended	1,500
Additional Attendance Fee per Board Meeting Attended	1,500

(1)	If no Non-Employee Director is serving as Chair of the Board, the Non-Employee Director serving as lead independent director will receive an additional annual retainer of $25,000.

In addition to the amounts above, the members of a special committee originally formed by our Board during fiscal 2023 received an additional monthly retainer of $10,000 while serving on that committee ($12,500 monthly for the Non-Employee Director serving as Chair of that committee). All Non-Employee Directors are eligible to defer up to 100% of their annual retainer and meeting fees under the Company’s Non-Qualified Deferred Compensation Plan, as more fully described below under “Compensation Discussion and Analysis—Non-Qualified Deferred Compensation Plan.” Non-Employee Director retainers are paid on a quarterly basis. All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur in serving as directors.

The Company’s 2004 Equity Incentive Plan includes limits on the cash and equity compensation that may be paid or granted to Non-Employee Directors each year. Pursuant to the terms of the 2004 Equity Incentive Plan, the maximum cash compensation that may be paid to a Non-Employee Director in any one fiscal year for service on our Board is $300,000 and the maximum grant date fair value of all share-based awards granted to a Non-Employee Director under the 2004 Equity Incentive Plan in any one fiscal year is $500,000.

Equity Awards

The Company’s 2004 Equity Incentive Plan provides that on each annual meeting of our shareholders, each Non-Employee Director who (unless otherwise determined by our Board) has not been an employee of the

Company or any of its subsidiaries at any time during the immediately preceding 12 months will be granted a restricted stock (or, for non-U.S. residents, restricted stock unit) award for a number of shares of our Common Stock equal to a dollar amount approved by our Board divided by the fair market value of a share of our Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by our Board in advance of the applicable grant date, such dollar amount is $180,000, and $275,000 for a Non-Employee Director then serving as Chair of our Board. Accordingly, on May 5, 2023, each Non-Employee Director then serving on our Board was granted a restricted stock or restricted stock unit award with respect to 9,873 shares (except that the grant for Mr. Yemenidjian was for 15,084 shares because he was serving as Chairman of our Board). Each Non-Employee Director restricted stock or restricted stock unit award under the 2004 Equity Incentive Plan is, unless otherwise provided by our Board, scheduled to vest in full on the first to occur of (i) the first anniversary of the date of grant of the award, (ii) a termination of the award recipient’s service on our Board if the Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a “change in control” of the Company as defined in the 2004 Equity Incentive Plan.

Unless otherwise determined by the Board, if a Non-Employee Director’s service as a director terminates for any reason other than a termination in the circumstances described above, any restricted stock or restricted stock units granted to the Non-Employee Director that are not fully vested and free from restriction as of the director’s termination of service will automatically be forfeited and returned to the Company.

Our Board may change the terms of our director compensation program from time to time, has the authority under the 2004 Equity Incentive Plan to change the timing, grant date dollar value, and other terms of Non-Employee Director awards under that plan, and may grant other awards to Non-Employee Directors under the 2004 Equity Incentive Plan (including a pro-rated award for a new Non-Employee Director) from time to time. On May 24, 2023, Mr. Barrack was granted an award of 9,825 shares of restricted stock in connection with his joining our Board that are scheduled to vest in full on the first to occur of (i) the first anniversary of the date of grant of the award, (ii) the date of the Annual Meeting, or (iii) the occurrence of a “change in control” of the Company as defined in the 2004 Equity Incentive Plan. The number of shares awarded to Mr. Barrack was determined by dividing a pro-rated portion of the dollar amount of the annual equity award for Non-Employee Directors by the fair market value of a share of our Common Stock on the date of grant.

Non-Employee Directors are subject to the Company’s Stock Ownership Guidelines, as described in more detail under “Compensation Discussion and Analysis—Stock Ownership Guidelines” below.

Maurice Marciano Retirement

After serving for over 30 years as an executive and leader for Guess, co-founder Maurice Marciano retired from his position as executive Chairman of the Board and as an employee of the Company upon the expiration of his employment agreement on January 28, 2012. As required by the terms of his previous employment agreement, Mr. Maurice Marciano is entitled to receive lifetime retiree and family medical coverage. Mr. Maurice Marciano is also entitled to his fully vested benefits (based on his prior employment) pursuant to the standard terms of the Company’s Supplemental Executive Retirement Plan, Deferred Compensation Plan and 401(k) Plan. Mr. Maurice Marciano subsequently retired as a member of our Board of Directors on September 29, 2023.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including a description of the Company’s compensation philosophies and objectives and a discussion of the material elements of compensation awarded to, earned by or paid to the following executive officers, referred to in this Proxy Statement as the “Named Executive Officers,” for their service in fiscal 2024:

•	Paul Marciano, Chief Creative Officer

•	Carlos Alberini, Chief Executive Officer

•	Markus Neubrand, Chief Financial Officer

•	Fabrice Benarouche, Senior Vice President Finance, Investor Relations and Chief Accounting Officer

•	Dennis Secor, Executive Vice President, Finance and Former Interim Chief Financial Officer

Overview of Fiscal 2024 Results and Executive Compensation Actions

Fiscal 2024 Results

Fiscal 2024 was a year of achievement and transformation for our Company with strong financial performance and enhanced value creation for our shareholders. Overall, for the year, we delivered revenue growth of 3% in U.S. dollars, operating margin above 9% and earnings per share above $3.00. We continued to strengthen our capital structure and closed the year with a cash position of $360 million. During fiscal 2024, we executed two convertible note exchanges, effectively extending the maturity of a significant portion of our 2024 convertible notes by four years. We also remained committed to returning capital to our shareholders through our dividend and share repurchase programs. During the fiscal year, we increased our regular quarterly dividend by 33% to 30 cents per share and repurchased $64 million of our shares. Our performance in fiscal 2024 was the result of our strong brand momentum around the world, the robust customer response to our product assortment, and the amazing attitude and discipline our teams continue to demonstrate. Our performance through the fiscal year shows the benefits of our unique diversified business model and how we are leveraging our powerful platform across multiple product categories, geographies and channels of distribution.

Fiscal 2024 Executive Compensation Actions

The highlights of the Company’s executive compensation program for fiscal 2024 include:

•	No changes were made to the annual base salaries for Mr. Paul Marciano and Mr. Alberini as compared to fiscal 2023.

•

During fiscal 2024, our Board appointed Mr. Neubrand as Chief Financial Officer of the Company, in connection with which Guess Europe sagl (“Guess Europe”), a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Neubrand. See “Description of Employment Agreements” below for a summary of this agreement. During fiscal 2024, our Board also promoted Mr. Benarouche to Senior Vice President Finance, Investor Relations and Chief Accounting Officer of the Company.

•	The Company’s annual cash incentive awards for the Named Executive Officers for fiscal 2024 consisted of the following:

•

Each of the Named Executive Officers (other than Mr. Secor) was eligible for an annual cash incentive award for fiscal 2024 based on the Company’s earnings from operations during the fiscal year, relative to pre-established performance targets considered by the Compensation Committee to be rigorous. The Compensation Committee determined in March 2024 that the Company had exceeded the target performance level of earnings from operations for fiscal 2024, and each Named Executive Officer was awarded 126% of his target incentive amount (with Mr. Neubrand’s award being pro-rated as he joined the Company during fiscal 2024). See “Annual Incentive Awards” below for more information.

•

In addition to his annual cash incentive award opportunity, the Compensation Committee approved a separate cash incentive award for Mr. Paul Marciano of $3,000,000 that would be payable if the Company’s licensing segment revenues for fiscal 2024 achieved a pre-established performance target. The Compensation Committee determined in March 2024 that the performance goal had been achieved. See “Special Cash Incentive Award for Paul Marciano” below for more information.

•

As a result of the performance under the cash incentive components described above, final cash incentive award amounts paid for fiscal 2024 were: Mr. Paul Marciano—$6,030,572; Mr. Alberini—$3,030,572; Mr. Neubrand—$198,089 (converted from Swiss francs into U.S. dollars at an exchange rate of 1.1345 U.S. dollars per Swiss franc); and Mr. Benarouche—$246,234.

•

The equity awards granted to the Named Executive Officers in fiscal 2024 consisted entirely of restricted stock units subject to performance-based vesting requirements (other than a new-hire award granted to Mr. Neubrand pursuant to his employment agreement, an award granted to Mr. Benarouche prior to his promotion to an executive position and a retention award granted to Mr. Secor as described below, which were each subject to time-based vesting requirements). Mr. Neubrand’s awards were pro-rated as provided in his employment agreement. The Compensation Committee approved the following equity awards during fiscal 2024. See “Long-Term Equity Incentive Awards” below for more information.

•

Mr. Paul Marciano was granted an award of restricted stock units that would become eligible to vest as to 50% of the award based on the achievement of a threshold level of earnings from operations derived from the Company’s licensing segment for fiscal 2024, and as to the remaining 50% of the award based on the achievement of a threshold level of total Company earnings from operations for fiscal 2024. If the threshold level for a portion of the award is achieved, that portion will vest based on Mr. Paul Marciano’s continued employment over a three-year period. The Compensation Committee determined in March 2024 that the threshold performance levels for both earnings from operations derived from the Company’s licensing segment and total Company earnings from operations had been met (so that the entire award will vest subject to Mr. Paul Marciano’s continued service as noted above).

•

Mr. Alberini, Mr. Neubrand and Mr. Benarouche were each granted an award of restricted stock units that would become eligible to vest with respect to between 0% and 150% of the target number of restricted stock units based on the Company’s relative total shareholder return (“TSR”) for a performance period ending on the last day of the Company’s fiscal year 2026.

•

Mr. Alberini, Mr. Neubrand and Mr. Benarouche were each granted an award of restricted stock units that would become eligible to vest based on the achievement of a threshold level of earnings from operations for fiscal 2024. If the threshold level is achieved, the award vests based on the executive officer’s continued employment over a three-year period (in the case of Mr. Alberini) and a four-year period (in the case of Mr. Neubrand and Mr. Benarouche). The Compensation Committee determined in March 2024 that the threshold performance level was met (so that the entire award will vest subject to the executive officer’s continued service as noted above).

•

Based on the Company’s strong relative TSR for the two-year and seven-month period ended February 3, 2024 (at approximately the 67th percentile among the peer group of companies used for this award), the 2022 Relative TSR Award (as defined below) granted to Mr. Alberini during fiscal 2022 vested at 133% of target. See “Long-Term Equity Incentive Awards—2022 Relative TSR Award-Final Vesting” below for more information.

•

In March 2023, we amended Mr. Secor’s employment agreement to extend the term through March 31, 2024 to provide for his continued service as the Company’s Interim Chief Financial Officer until we hired a permanent Chief Financial Officer and his transition services thereafter. In connection with the amendment, we temporarily increased his base salary and granted him an award of restricted stock units that was eligible to vest in full on March 31, 2024, subject to his continued employment through that date.

Executive Compensation Program Philosophies and Objectives

The Company’s executive compensation programs are intended to achieve three fundamental objectives: (1) attract, motivate and retain qualified executives; (2) hold executives accountable for performance; and

(3) align executives’ interests with those of our shareholders. In structuring the Company’s current executive compensation programs, we are guided by the following basic philosophies:

•	Competition for Executive Talent. The Company should provide competitive compensation opportunities so that we can attract, motivate and retain qualified executives.

•	Pay for Performance. A substantial portion of compensation should be tied to performance.

•

Alignment with Shareholder Interests. A substantial portion of compensation should be in the form of equity awards that vest over a multi-year period, thus further aligning the interests of shareholders and executives.

We also believe shareholder interests are further served by other executive compensation-related practices that we follow. These practices include:

•	We do not have minimum award levels under our Annual Incentive Bonus Plan or minimum payouts for our equity awards with performance-based vesting requirements.

•	We do not provide excise tax gross-ups on change in control payments.

•	We do not reprice “underwater” stock options (stock options where the exercise price is above the then-current market price of our stock) without shareholder approval.

•

Members of our senior management team, and all of our directors, are subject to stock ownership guidelines, which include holding requirements for individuals who have not satisfied the guideline level of ownership.

•

We recently adopted a CEO Stock Holding Policy that generally requires the CEO to retain 100% of the net shares of Common Stock the CEO acquires under an award granted under the 2004 Equity Incentive Plan (or any successor equity compensation plan) until the earlier of the one year anniversary of the acquisition of such shares and the date of the CEO’s termination of employment.

•

We have a policy to limit the amount of Company shares that a director or executive officer of the Company may pledge or otherwise use as security for a loan, margin account or similar arrangement to no more than 50% of the Company shares beneficially owned by such person after meeting his or her applicable stock ownership guidelines.

•

We have a “clawback” policy pursuant to which reimbursement or cancellation of cash and equity incentive compensation is required in certain circumstances if our financial results are subsequently revised or if certain misconduct occurs.

•	Our Compensation Committee retains an independent compensation consultant for independent advice and market data.

Consistent with our compensation philosophies described above, our goal for fiscal 2024 was to provide each Named Executive Officer with a total compensation opportunity that was competitive in light of the compensation provided to comparable executives at our peer group companies and that appropriately reflects individual and Company performance.

The Role of the Compensation Committee and Management

The Company’s executive compensation programs are determined and approved by the Compensation Committee. Messrs. Paul Marciano and Alberini make recommendations to the Compensation Committee regarding the salary, cash incentive awards, equity-based awards and long-term compensation levels for less senior executives, including the other Named Executive Officers. Messrs. Paul Marciano and Alberini do not participate in Compensation Committee deliberations regarding their own compensation. At the direction of the Compensation Committee, other members of management furnish financial, performance and other information relevant to setting performance goals and certifying results. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for all Named Executive Officers. Other members of management, including any other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers.

The Role of the Independent Compensation Consultant; Fiscal 2024 Peer Group

As indicated above, the Compensation Committee has engaged FW Cook as its independent compensation consultant. During fiscal 2024, FW Cook assisted the Compensation Committee in reviews of (i) executive compensation and perquisite levels and (ii) non-employee director compensation levels and program structures, including, in each case, assembling and analyzing competitive compensation data for a peer group of companies.

The services performed by FW Cook for the Company have been exclusively limited to compensation consulting services performed at the request of the Compensation Committee. FW Cook does not undertake any work for the Company at the direction of the Company’s management or other employees, although the consultant communicates with management from time to time to obtain information necessary to advise the Compensation Committee. The Compensation Committee has determined that FW Cook is independent and that its services do not raise any conflict of interest with the Company or any of its executive officers or directors.

The peer group used to inform the Compensation Committee’s judgment in setting executive compensation levels for fiscal 2024 was established by the Compensation Committee, taking into account the advice of FW Cook and input from management. In selecting the peer companies, made up of publicly traded retail apparel and accessories companies, the Compensation Committee considered factors such as the size and business models of each company, as well as whether such companies may compete with Guess for executive talent. The companies that comprised the peer group for fiscal 2024 were:

Abercrombie & Fitch Co. American Eagle Outfitters, Inc. Capri Holdings Limited Chico’s FAS, Inc. The Children’s Place, Inc. Deckers Outdoor Corp. Express, Inc.	Fossil Group, Inc. Levi Strauss & Co. PVH Corp. Ralph Lauren Corporation Tapestry, Inc. Urban Outfitters, Inc.

The peer group for fiscal 2024 was the same as the peer group for the prior year. Peer company compensation data was used by the Compensation Committee as a general reference point in its compensation reviews. The Compensation Committee does not set compensation levels at any specific level or percentile against this compensation data. Instead, the peer group data is only one point of information taken into account by the Compensation Committee in making compensation decisions. Except as otherwise noted, the Compensation Committee’s executive compensation determinations are subjective and the result of the Compensation Committee’s business judgment, which is informed by the experiences of the members of the Compensation Committee as well as the input from, and peer group data provided by, the Compensation Committee’s independent executive compensation consultant.

Shareholder Engagement and the Role of Shareholder Say-on-Pay Votes

The Board of Directors and the Compensation Committee value the input of our shareholders regarding the Company’s governance practices and the design and effectiveness of our executive compensation program. In a typical year, the Company’s Chairman of the Board and Chairperson of the Compensation Committee engages directly in dialogue with key shareholders. During fiscal 2024, he and other representatives from the Company spoke directly with select investors who expressed an interest in engaging with the Company regarding corporate governance and Board oversight topics, including human capital management, environmental and supply chain matters, and board refreshment. We intend to continue these outreach efforts in fiscal 2025.

Our shareholders are currently provided with an opportunity to cast an advisory vote on our executive compensation program every year through the say-on-pay proposal. Our shareholders were last presented with such an opportunity at our 2023 annual meeting of shareholders, where shareholders approved of our executive compensation program for fiscal 2023, with 84.5% of the votes on our advisory say-on-pay shareholder vote at that meeting cast in favor of our executive compensation program. Based in part on shareholder conversations and the say-on-pay shareholder vote at our last annual meeting of shareholders, the Compensation Committee decided to continue to emphasize pay-for-performance through the use of rigorous performance metrics for both cash and equity awards. The annual cash and equity awards granted to our Named Executive Officers are vested and paid only if performance goals established by the Compensation Committee are achieved. The equity awards granted to the Named Executive Officers (other than Mr. Paul Marciano and Mr. Secor) include awards that are subject to a relative total shareholder return (“TSR”) vesting requirement that compares the Company’s TSR over a three-year performance period to the TSR of a select peer group of companies. The Compensation Committee chose the TSR design based on prior feedback from shareholders indicating that they wanted the committee to incorporate (1) performance metrics that more closely link executive pay with shareholder value, such as TSR, and (2) longer performance periods for performance-based equity.

The Board and the Compensation Committee consider shareholder engagement to be an important part of their decision making process and plan to continue their outreach efforts in order to stay abreast of shareholder perspectives. When making future compensation decisions for our Named Executive Officers, the Compensation Committee will continue to consider the opinions that shareholders express directly to the Compensation Committee and through our annual say-on-pay advisory votes.

Executive Compensation Program Elements for Fiscal 2024

Summary

The key elements of our current executive compensation program for Named Executive Officers consist of base salary, an annual cash incentive opportunity and equity-based long-term incentive opportunities. We also provide a non-qualified deferred compensation plan, a 401(k) plan, a supplemental executive retirement plan for our Chief Creative Officer (and for our Chief Executive Officer, but only with respect to his prior service to the Company ending in June 2010) and severance protection for certain terminations of our Named Executive Officers’ employment.

We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan, 401(k) plan, supplemental executive retirement plan and severance and other termination benefits are all primarily intended to attract and retain qualified executives. These are the elements of our current executive compensation program where the value of the benefit in any given year is generally not variable. We believe that in order to attract and retain top-caliber executives, we need to provide executives with predictable benefit amounts that reward the executive’s continued service. Some of the elements, such as base salaries, are generally paid out on a short-term or current basis. The other elements are generally paid out on a longer-term basis, such as upon retirement or other termination of employment or following a vesting period. We believe that this mix of longer-term and shorter-term elements allows us to achieve our dual goals of attracting and retaining executives.

Our Named Executive Officers’ annual incentive opportunities are paid out on an annual basis and are designed to hold executives accountable for annual performance. They also help further align Named Executive Officers’ interests with those of our shareholders and help us attract, motivate and retain executives. Our long-term equity incentives are primarily intended to align Named Executive Officers’ interests with those of our shareholders, although they also hold executives accountable for performance (as the value of the awards, as well as the number of shares/units vesting under certain awards, is linked to the achievement of specified performance goals and/or our stock price) and help us attract, motivate and retain executives. These are the elements of our current executive compensation program that are designed to reward performance and the creation of shareholder value, and therefore the value of these benefits is dependent on performance and/or share price.

The Compensation Committee uses these elements, as described in more detail below, to create a total compensation package for each Named Executive Officer that it believes supports the Company’s compensation objectives and provides a competitive compensation opportunity tied to both operating performance and changes in shareholder value.

Base Salaries

Base salaries for the Named Executive Officers are designed to compensate executives for their level of responsibility, skill, experience and individual contributions. The Compensation Committee reviews and approves base salaries for Named Executive Officers annually and in connection with promotions or other changes in responsibilities. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executives to pursue overly risky business strategies in order to maximize short-term variable compensation. In determining the appropriate levels of base salary, the Compensation Committee also considers, in its subjective judgment, individual performance, scope of duties, pay history and market data.

The Compensation Committee determined that the base salary levels in effect for Mr. Paul Marciano and Mr. Alberini for fiscal 2023 remained appropriate for fiscal 2024. Mr. Benarouche’s base salary was increased upon his promotion to an executive position in April 2023. Mr. Neubrand’s base salary was negotiated in connection with his joining the Company in July 2023 and is set forth in his employment agreement. For fiscal 2024, the Named Executive Officers’ annualized base salary levels were as follows: Mr. Paul Marciano—$1,200,000; Mr. Alberini—$1,200,000; Mr. Neubrand—$538,888 (as converted from CHF 475,000 into U.S. dollars at an exchange rate of 1.1345 U.S. dollars per Swiss franc); and Mr. Benarouche—$390,000. As noted above, Mr. Secor’s employment agreement was extended for one year through March 31, 2024 while we conducted a search for a permanent Chief Financial Officer. His annual salary rate was increased from $650,000 to $750,000 for the period from April 1, 2023 through August 31, 2023 and then reduced to $75,000 annually for the period he provided transition services to the Company from September 1, 2023 through March 31, 2024.

Annual Incentive Awards

We believe that a significant portion of compensation for executive officers should be based on performance, with the opportunity to earn substantial awards in connection with superior performance. Annual incentive awards are generally granted to the Company’s Named Executive Officers under the Company’s Annual Incentive Bonus Plan (the “Bonus Plan”), a performance-based plan intended to motivate key employees by linking cash incentive award opportunities to pre-established performance objectives.

The Compensation Committee determined the amount of the Named Executive Officers’ annual incentives under the Bonus Plan would be based on the Company’s earnings from operations for fiscal 2024. The Compensation Committee chose earnings from operations as the measurement used to calculate the annual cash incentive amount for each executive to provide an objective framework for determining the awards. Earnings from operations is also a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors to better assess managements’ operation of the business. For these purposes, the Compensation Committee established threshold, target and maximum earnings from operations and, for Mr. Paul Marciano, licensing segment revenue goals for fiscal 2024 at levels that the Compensation Committee considered to be rigorous. With respect to the earnings from operations goals in particular for fiscal 2024, the Compensation Committee considered the meaningful headwinds expected at the time those goals were set related to currency exchange rates and inflationary pressures versus the prior year.

Methodology to Determine Awards

For each of our Named Executive Officers (other than Mr. Secor), the Compensation Committee approved an annual incentive award under the Bonus Plan for fiscal 2024, and each executive’s annual cash incentive was in all events capped at a maximum amount. The threshold, target and maximum cash incentive award opportunities for the Named Executive Officers (other than Mr. Secor) for fiscal 2024 are presented in the

“Grants of Plan-Based Awards” table below, using their respective annual base salary levels in effect at the start of the fiscal year. The threshold, target and maximum incentive amounts are 100%, 200%, and 300%, respectively, of annual base salary in effect at the start of the fiscal year as to Messrs. Paul Marciano and Alberini, and 25%, 50%, and 75%, respectively, of annual base salary for Messrs. Neubrand and Benarouche (with Mr. Neubrand’s award to be pro-rated for the period of his employment with Guess Europe during fiscal 2024 and Mr. Benarouche’s award determined using his salary after his promotion to an executive position during fiscal 2024). The Named Executive Officers’ fiscal 2024 annual incentives were determined entirely based on the Company’s earnings from operations for fiscal 2024 (excluding the impact of certain specified litigation charges, certain professional service and legal fees and related costs, reorganization charges, impairment charges, acquisition charges, and tax and accounting related matters, or such other items as the Compensation Committee may in its discretion determine to be appropriate in the circumstances) relative to performance targets established by the Compensation Committee set forth in the table below.

	Earnings from Operations for Fiscal 2024	Annual Cash Incentive Amount (as a Percentage of Total Target Award)
Below Threshold	Less than $200.0 million	0%
Threshold	$200.0 million	50%
Target	$239.6 million	100%
Maximum	$270.0 million or more	150%

If the Company’s actual performance fell between the levels indicated above, the payout percentage would be determined by linear interpolation between the applicable payout levels.

Pursuant to the terms of his employment agreement, and given the nature of his position as Interim Chief Financial Officer followed by a period of transition support, Mr. Secor did not participate in the Bonus Plan for fiscal 2024. Instead, Mr. Secor’s employment agreement provided that he would receive a retention bonus for fulfilling his duties to the Company through the March 31, 2024 expiration of the term of his employment agreement.

Determination of Actual Awards

In March 2024, the Compensation Committee determined that the Company’s earnings from operations (as described above) for fiscal 2024 was $255.6 million, after giving effect to adjustments approved by the Compensation Committee in accordance with the terms of the awards to exclude (i) $6.9 million for asset impairment charges, (ii) $0.6 million of acquisition costs, (iii) $(13.5) million for certain professional service and legal fees and related (credits) costs and legal settlement charges, and (iv) $(1.7) million net gains on lease modifications. Accordingly, the Compensation Committee approved an award to each Named Executive Officer under the Bonus Plan of 126% of his target incentive amount for fiscal 2024 (with Mr. Neubrand’s award being pro-rated as noted above).

Special Cash Incentive Award for Paul Marciano

In addition to his annual cash incentive award described above, the Compensation Committee approved a separate licensing-based incentive opportunity for Mr. Paul Marciano for fiscal 2024. If the Company’s licensing segment revenues for fiscal 2024 (subject to the same adjustments noted above for earnings from operations under the Bonus Plan) were at least $94.1 million, Mr. Paul Marciano would be entitled to a cash award of $3,000,000. He would not receive any payment under this opportunity if the Company’s licensing segment revenues for fiscal 2024 were less than $94.1 million. The Compensation Committee approved this opportunity based on its determination that Mr. Paul Marciano’s performance and contributions continue to be instrumental to the success of the Company’s licensing results. In March 2024, the Compensation Committee determined that the Company’s licensing segment revenues for fiscal 2024 were $113.2 million, and accordingly, Mr. Paul Marciano received the full amount of this award.

Signing Bonus for Mr. Neubrand

In connection with his commencing employment with us in July 2023, Mr. Neubrand received a signing bonus of $170,175 (as converted from CHF 150,000 using a rate of 1.1345 U.S. dollars per Swiss franc). If Mr. Neubrand resigns for any reason prior to the first anniversary of his first day of employment, he is required to repay the signing bonus upon his resignation. The bonus was negotiated with Mr. Neubrand and approved by the Compensation Committee as an additional incentive for him to join the Company.

Long-Term Equity Incentive Awards

The Company’s philosophy is that the Named Executive Officers’ long-term compensation should be directly linked to the value provided to our shareholders. Therefore, 100% of the Named Executive Officers’ long-term compensation is currently awarded in the form of equity awards that are approved by the Compensation Committee under the 2004 Equity Incentive Plan.

The Compensation Committee primarily utilizes restricted stock units as the main component of its long-term incentive grants to our Named Executive Officers. Use of restricted stock units instead of stock options as the main component of the long-term incentive grants reduces the level of potential share dilution that would otherwise develop if larger stock option awards were granted. In addition, restricted stock units promote commonality of interests between management and shareholders since the awards expose the recipient to both upside and downside risk based on the value of the Common Stock over time. The Compensation Committee also uses restricted stock unit awards as a retention incentive as they generally vest over a multi-year period.

In some years, the Compensation Committee has also granted a portion of the long-term incentive awards to the Named Executive Officers in the form of stock options with an exercise price that is equal to the closing price of a share of the Common Stock on the NYSE on the grant date. The Compensation Committee may from time to time utilize stock options in an executive equity award mix as stock options have value only if our shareholders realize value through stock price appreciation after the grant date of the options. Stock options also foster retention of key executives since the awards generally vest over a multi-year period.

Equity Awards for Named Executive Officers for Fiscal 2024

For fiscal 2024, the Compensation Committee determined that the Named Executive Officers’ long-term compensation would be granted solely in the form of restricted stock units that were subject to both performance-based and time-based vesting requirements to provide additional incentives to achieve specified financial goals (other than the new hire award granted to Mr. Neubrand, an award granted to Mr. Benarouche prior to his promotion to an executive position and the retention award granted to Mr. Secor, each as described below, that were subject to time-based vesting only). The fiscal 2024 equity awards granted to the Named Executive Officers are described below.

Performance Award for Mr. Paul Marciano. In May 2023, the Compensation Committee granted an award of 248,208 restricted stock units to Mr. Paul Marciano that were subject to both time- and performance-based vesting requirements. Fifty percent of Mr. Paul Marciano’s restricted stock unit award for fiscal 2024 was eligible to vest if the Company’s earnings from operations from its licensing segment for fiscal 2024 exceeded a threshold amount established by the Compensation Committee of $80.5 million, and the remaining 50% of Mr. Paul Marciano’s restricted stock unit award for fiscal 2024 was eligible to vest if the Company’s earnings from operations for fiscal 2024 exceeded a threshold amount established by the Compensation Committee of $200.0 million (in either case, excluding the impact of certain specified litigation charges, certain professional service and legal fees and related costs, reorganization charges, impairment charges, acquisition charges and tax and accounting related matters). If the applicable threshold goals are met, the award is scheduled to vest in three equal installments on January 30, 2024, January 30, 2025 and January 30, 2026 subject to Mr. Paul Marciano’s continued service to the Company through the applicable vesting date and to accelerated vesting in certain circumstances as discussed in “Description of Plan-Based Awards” below.

Earnings from operations was selected as a performance measure for half of Mr. Paul Marciano’s award for fiscal 2024 because it is a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors. The Compensation Committee believes that Mr. Paul Marciano also continues to make substantial contributions to the Company’s licensing segment. Earnings from operations derived from the Company’s licensing segment was selected as a performance measure for the other half of Mr. Paul Marciano’s award as a way to further link Mr. Paul Marciano’s incentives to the performance of that segment of the Company’s business. Given Mr. Paul Marciano’s substantial ownership interest in the Company (which aligns his interests with shareholder interests generally), the Compensation Committee believed it was appropriate to focus Mr. Paul Marciano’s incentives on these two measures while the Company’s relative total shareholder return (“TSR”) was included in the mix of performance measures for other NEO awards (as discussed below) to further align their interests with shareholder interests. Following the end of fiscal 2024, the Compensation Committee determined that the Company’s licensing segment earnings from operations for fiscal 2024 was $105.6 million and the Company’s earnings from operations for fiscal 2024 was $255.6 million (after giving effect to adjustments approved by the Compensation Committee in accordance with the terms of the awards, which adjustments were the same as discussed under “Annual Incentive Awards” above), meaning that the threshold level had been achieved for both the licensing segment earnings from operations portion of the award and the earnings from operations portion of the award. Accordingly, one-third of the award vested upon the Compensation Committee’s determination, and one-third of the award is scheduled to vest on each of January 30, 2025 and 2026.

Performance Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche. In May 2023, the Compensation Committee granted awards of restricted stock units to Mr. Alberini and Mr. Neubrand (in accordance with their employment agreements) and to Mr. Benarouche. The size and time-based vesting requirements of the awards were determined by the Compensation Committee to be, in light of these executives’ roles with the Company, appropriate incentives for them to continue employment with the Company through the vesting periods (with the size of Mr. Neubrand’s award being pro-rated to reflect his period of employment with the Company during fiscal 2024). As discussed below, a portion of each executive’s total award with respect to fiscal 2024 was subject to a relative TSR performance vesting requirement (each, a “2024 Relative TSR Award”) and the other portion was subject to an earnings from operations performance vesting requirement (each, a “2024 Earnings from Operations Award”).

Relative TSR Performance Award for Mr. Alberini, Mr. Neubrand and Mr. Benarouche. Each 2024 Relative TSR Award is eligible to vest based on the Company’s relative TSR over a performance period commencing on the first day of fiscal 2024 (January 29, 2023) and ending on the last day of fiscal 2026 compared to the TSRs of a group of peer companies selected by the Compensation Committee at the time of grant of the award over that performance period. The target number of shares subject to these awards were as follows: Mr. Alberini—127,489 shares, Mr. Neubrand—2,509 shares, and Mr. Benarouche—6,486 shares. The use of a TSR vesting metric reflects prior feedback from shareholders indicating that they wanted us to incorporate in the executive compensation program (1) performance metrics that more closely link executive pay with shareholder value, such as TSR, and (2) longer performance periods for performance-based equity awards. The Compensation Committee believes this structure helps to further align these executives’ interests with those of our shareholders.

Between zero and 150% of the target number of restricted stock units subject to each 2024 Relative TSR Award will vest based on the Company’s TSR relative to the peer group of companies for the three-year performance period as follows:

Performance Level	Company TSR Percentile for the Performance Period	Percentage of Target Number of Units that Will Vest
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	25%
Target	50th Percentile	100%
Maximum	75th Percentile and Above	150%

The percentage of target restricted stock units that vest will be determined by linear interpolation if the Company’s TSR percentile is between the levels noted above. The portion of the award that is credited to the executive based on the Company’s relative TSR performance will be eligible to vest as of the last day of the performance period. However, in no event will the award vest as to the number of shares of Common Stock determined by dividing a dollar amount specified for the award by the Compensation Committee ($9,200,000 for Mr. Alberini, $209,720 for Mr. Neubrand, and $468,000 for Mr. Benarouche) by the closing price of a share of the Common Stock on the applicable vesting date.

The peer group of companies used for purposes of the 2024 Relative TSR Awards is the same fiscal 2024 peer group of companies identified under “—The Role of the Independent Compensation Consultant” above, except that the Compensation Committee, recognizing that company size is less relevant for TSR performance comparisons than it is for determining compensation levels and taking into account the business model of each company and whether each company competes with Guess for executive talent, determined it was appropriate to increase the number of peer companies by adding Columbia Sportswear Company, The Gap, Inc., and lululemon athletica inc.

Earnings from Operations Award for Mr. Alberini, Mr. Neubrand and Mr. Benarouche. Each 2024 Earnings from Operations Award was eligible to vest only if the Company achieves a threshold level of earnings from operations for fiscal 2024 established by the Compensation Committee of $200.0 million, subject to the adjustments described above under “Performance Award for Mr. Paul Marciano”. The number of shares subject to these awards were as follows: Mr. Alberini—82,736 shares, Mr. Neubrand—2,644 shares, and Mr. Benarouche—6,454 shares. If the threshold earnings from operations level for fiscal 2024 is achieved, the units subject to the award will vest, subject to the executive’s continued employment, in annual installments over a three-year period (in the case of Mr. Alberini) or a four-year period (in the case of Mr. Neubrand and Mr. Benarouche). Earnings from operations was selected as a performance measure because it is a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors.

As noted above, the Compensation Committee determined that the Company’s adjusted earnings from operations for fiscal 2024 was $255.6 million. Accordingly, the first installment of each award vested upon the Compensation Committee’s determination and the remaining installments are eligible to vest as described above.

Time-Based Award for Mr. Neubrand. In connection with his commencing employment with us in July 2023, the Compensation Committee granted an award of 10,000 restricted stock units to Mr. Neubrand that becomes eligible to vest in four annual installments following the grant date. The relative size and vesting period of this award were negotiated with Mr. Neubrand and provided in his employment agreement with Guess Europe described below.

Time-Based Award for Mr. Secor. In April 2023, the Compensation Committee granted an award of 25,694 restricted stock units to Mr. Secor that became eligible to vest on March 31, 2024 (the expiration of the term of Mr. Secor’s employment agreement), subject to Mr. Secor’s continued employment through that date. The relative size and vesting period of this award were aligned with the one-year extension of the term of Mr. Secor’s employment under his employment agreement described below.

Time-Based Award for Mr. Benarouche. Prior to his promotion to the executive position of Senior Vice President Finance, Investor Relations and Chief Accounting Officer effective April 26, 2023, Mr. Benarouche participated in the Company’s annual equity program for non-executives whereby he was eligible to receive a discretionary equity award in the first quarter of fiscal 2024 with respect to fiscal 2023 performance (performance, for purposes of this non-executive program, is assessed by the Compensation Committee in its judgment and without pre-established metrics). Under this program, the Compensation Committee granted Mr. Benarouche a time-based award of 15,000 restricted shares that becomes eligible to vest in four equal installments on January 5 of each of 2024, 2025, 2026 and 2027.

2022 Relative TSR Award—Final Vesting

During fiscal 2022, the Compensation Committee granted Mr. Alberini an award of restricted stock units that vested based on the Company’s relative total shareholder return over a two-year and seven-month performance period from the June 30, 2021 grant date through the end of the Company’s 2024 fiscal year (the “2022 Relative TSR Award”). The target number of restricted stock units subject to the award was 129,451 units. Between zero and 150% of the target number of restricted stock units subject to the award could vest based on the Company’s TSR relative to the TSRs for the peer group of companies used for purposes of the award for the two-year and seven-month performance period. A dollar-denominated payment cap was also imposed on the award such that, in all events, the number of restricted stock units subject to the award that could vest would not exceed the number of restricted stock units determined by dividing $11,500,000 by the closing price of a share of the Company’s Common Stock on the vesting date. In February 2024, the Compensation Committee determined that the Company’s TSR (calculated pursuant to the terms of the award) for the two-year and seven-month performance period was 8.51%, which was in the 67th percentile compared to the TSRs for the peer group of companies used for purposes of the award for the performance period and resulted in a vesting percentage of 133% of target. Accordingly, the award vested as to 172,601 units at the end of fiscal 2024.

Fiscal 2022 Stock Price Award for Mr. Alberini.

In June 2021, the Compensation Committee granted an award of 300,000 restricted stock units to Mr. Alberini that was subject to both time- and performance-based vesting requirements (the “2022 Stock Price Award”). The units subject to the award are eligible to vest in four equal installments, on the later of (i) achievement of the stock price target for that installment and (ii) the “earliest vesting date” for that installment, in each case as shown in the table below:

Tranche	Stock Price Target	Earliest Vesting Date
A	$35.00	6/30/22
B	$40.00	6/30/23
C	$45.00	6/30/24
D	$50.00	6/30/25

For purposes of this award, stock price is measured based on the average closing price of a share of Company Common Stock over a period of 15 consecutive trading days. To the extent the award has not vested as of June 30, 2025, it will terminate on that date. As of the date of this Proxy Statement, none of the tranches of the 2022 Stock Price Award have vested.

Secondment Arrangements

Over time, the Company has consolidated certain of its global functions in Europe. As a natural extension of these efforts, during fiscal 2022, the Company completed an intra-entity transfer of certain intellectual property rights from the U.S. to a Swiss subsidiary of the Company (Guess Europe), aligning our IP rights with our business operations. In fiscal 2022 and in connection with that reorganization, the Company, Guess Europe, and Messrs. Paul Marciano and Alberini agreed to a secondment arrangement pursuant to which Messrs. Paul Marciano and Alberini would each provide services to Guess Europe for no additional compensation, and the Company would pay each of them $15,000 annually while the secondment arrangement is in place to help cover their incremental financial and tax planning expenses as a result of the secondment arrangement. The Company also agreed to pay any incremental tax obligations that each of Messrs. Paul Marciano and Alberini incur should they become subject to tax in Switzerland as a result of their having performed services in Switzerland during the period of secondment, such that their after-tax compensation from the Company for a particular year during which the secondment arrangement is in effect is approximately equal to the after-tax compensation from the Company they would have received for such year if their compensation was subject to tax only in the United States.

401(k) Retirement Benefits

The Company’s employees, including the Named Executive Officers, are eligible to participate in the Company’s tax-qualified 401(k) plan and are eligible to receive a discretionary matching contribution from the Company after one year of service. In calendar year 2023, the Company made a discretionary matching contribution on behalf of each eligible participant equal to 50% of the first 6% of compensation contributed by the participant. These Company matching contributions can function as a retention incentive as they vest over the first five (5) years of service with the Company. The Named Executive Officers participate in the plan on the same terms as our other participating employees.

Non-Qualified Deferred Compensation Plan

The Company maintains a Non-Qualified Deferred Compensation Plan (the “DCP”). Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers and members of the Board, may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their annual cash incentive, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their cash director fees to be earned during the following calendar year. In addition, the Company may make contributions to “make up” for Company match amounts under the Company’s 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits. The Company may also make other discretionary contributions, although it did not do so for fiscal 2024. The Company believes that providing the Named Executive Officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred. Information with respect to the Named Executive Officers’ participation in the DCP is presented in, and the material terms of the DCP are described following, the “Non-Qualified Deferred Compensation Plan Table—Fiscal 2024” below.

Supplemental Executive Retirement Plan

The Company has also maintained a Supplemental Executive Retirement Plan (“SERP”) since 2006. The only current executive officers who participate in the SERP are Messrs. Paul Marciano and Alberini. The SERP provides Mr. Paul Marciano with supplemental pension benefits in prescribed circumstances. The Company included Mr. Paul Marciano as a participant in the SERP in 2006 to provide him with supplemental pension benefits in recognition of his substantial contributions and to provide a valuable retention incentive. Mr. Alberini’s benefit under the SERP was accrued with respect to his service to the Company between 2006 and 2010. Mr. Alberini is not accruing additional SERP benefits with respect to his current service as Chief Executive Officer. Additional information with respect to the SERP is presented in, and the material terms of the SERP are described following, the “Pension Benefits Table—Fiscal 2024” below. Additional information concerning potential payments under the SERP upon certain terminations or a change in control is presented in “Potential Payments Upon Termination or Change in Control” below.

Severance and Other Benefits Upon Termination of Employment

In order to support our compensation objectives of attracting, retaining and motivating qualified executives, we believe that, in certain cases, it is appropriate to provide our key executive officers with severance protections upon certain types of termination of their employment. These severance protections are negotiated on an individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters with the executive officer. In each case, the Compensation Committee determined that the severance provisions for these executives were reasonable in light of market practices and the importance to the Company and its shareholders of securing their continued service with the Company.

All of the equity awards granted to the Named Executive Officers in fiscal 2024 provide that the award will not automatically accelerate on a change in control unless either the award is to be terminated in connection with the event (that is, the award is not assumed or continued by the successor entity) or the executive’s employment terminates in certain circumstances specified in the award agreement.

None of the employment agreements or other compensation arrangements we maintain for our Named Executive Officers include a right to receive any “gross-up” payment for change in control excise taxes. Additional information concerning potential payments that may be made to the Named Executive Officers in connection with their termination of employment or a change in control is presented in “Potential Payments Upon Termination or Change in Control” below.

Security Protections

We provide Mr. Paul Marciano with certain security protections. The Compensation Committee believes that these protections are appropriate for Mr. Paul Marciano in light of the high-profile nature of his services to, and position as a founder of, the Company. These protections are not intended to provide a personal benefit (other than the intended security) to Mr. Paul Marciano and we do not view these security protections as compensation for Mr. Paul Marciano. However, as required under applicable SEC rules, we include the Company’s cost of providing these protections for the applicable year as compensation for Mr. Paul Marciano for that year in the “Summary Compensation Table” below.

Stock Ownership Guidelines

In order to encourage stock ownership by senior management and Non-Employee Directors of the Company, the Company maintains Stock Ownership Guidelines. The Stock Ownership Guidelines are intended to further align the financial interests of senior management and Non-Employee Directors with those of the Company’s shareholders. Under the Stock Ownership Guidelines, certain specified senior executives, including all of the Named Executive Officers, and our Non-Employee Directors are required to accumulate, and then retain while they remain employed by the Company or on the Board of Directors, the following amounts of Company Common Stock:

Position	Stock Ownership Requirement
CEO	Six times annual base salary
Select Senior Executives (including all other Named Executive Officers)	Two and one-half times annual base salary
Non-Employee Directors	Five times annual board retainer

Until a participant has met the applicable ownership guideline, the participant is expected to retain an amount equal to 50% of the net shares (after payment of any exercise price and related taxes) received as a result of the exercise, vesting or payment of equity awards (including stock options and restricted stock) granted by the Company to the participant. Once a participant has met the applicable ownership guideline, ownership of the guideline amount is expected to be maintained. For purposes of satisfying the Stock Ownership Guidelines, the following holdings count toward the required holding amounts: (1) shares owned directly (including through open market purchases, vesting of restricted stock awards or exercise of stock options), (2) shares held by spouses or children or through certain trusts for the benefit of the participant, a spouse and/or children and (3) stock option equivalents based on the value of “in-the-money” vested and unexercised stock options. As of April 5, 2024, each of our Named Executive Officers, and each of our Non-Employee Directors, satisfied the applicable guideline level of ownership under the policy or was in compliance with the stock retention provisions of the policy. The Board may amend the guidelines, and may waive compliance with the guidelines. No such waivers were provided during fiscal 2024.

CEO Stock Holding Policy

Our CEO Stock Holding Policy requires our CEO to hold 100% of net shares of Common Stock the CEO acquires under an award granted under the 2004 Equity Incentive Plan (or any successor equity compensation plan) after April 10, 2024 until the earlier of the one year anniversary of the acquisition of such shares and the date of the CEO’s termination of employment. For this purpose, “net shares” generally means the total number of shares of Common Stock received by the CEO as a result of the exercise, vesting or payment of the award, as the case may be, less (1) the number of shares used to pay any applicable purchase or exercise price of the award and (2) a number of shares having a value equal to the applicable tax obligations arising in connection with the exercise, vesting or payment of the equity award. The Compensation Committee may amend the policy, and may waive compliance with the policy if compliance would create a hardship for the CEO. No such waivers were provided during fiscal 2024.

Executive Compensation Clawback Policy

In accordance with SEC and NYSE requirements, the Board has adopted an executive compensation recovery policy (the “Clawback Policy”) regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the Clawback Policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results. The Clawback Policy also provides that we may require reimbursement or cancellation of all or a portion of any discretionary short or long-term cash awards made to an executive officer for reasons pertaining to harassment, discrimination and/or retaliation committed by such executive officer, including, but not limited to, the failure to respond appropriately to allegations or complaints.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to publicly held companies for compensation paid to a current or former named executive officer that exceeds $1 million during the tax year. Certain awards granted before November 2, 2017 that were based upon attaining pre-established performance measures that were set by the Compensation Committee under a plan approved by the Company’s shareholders, as well as amounts payable to former executives pursuant to a written binding contract that was in effect on November 2, 2017, may qualify for an exception to the $1 million deductibility limit. As one of the factors in its consideration of compensation matters, the Compensation Committee notes this deductibility limitation. However, the Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of the Company and its shareholders, including awarding compensation that may not be deductible for income tax purposes. There can be no assurance that any compensation will in fact be deductible.

Compensation Committee

Report on Executive Compensation(1)

The Compensation Committee has certain duties and powers as described in its Charter. The Compensation Committee is currently composed of the four Non-Employee Directors named at the end of this report, each of whom the Board has determined to be independent as defined by the NYSE listing standards.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and our discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in the Company’s Fiscal 2024 Annual Report on Form 10-K and in this Proxy Statement for the 2024 Annual Meeting, each as filed with the SEC.

By the Compensation Committee,

Alex Yemenidjian, Chairperson
Thomas J. Barrack, Jr.
Anthony Chidoni
Cynthia Livingston

(1)

SEC filings sometimes “incorporate information by reference.” This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Exchange Act.

Compensation Committee

Interlocks and Insider Participation

All of the Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of fiscal 2024, except that Mr. Barrack was appointed to the Compensation Committee effective May 24, 2023. No director who served on the Compensation Committee during fiscal 2024 is a current or former executive officer or employee of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Company’s Compensation Committee during fiscal 2024.

Summary Compensation Table—Fiscal 2022-2024

The following table presents information regarding compensation of our Named Executive Officers for services rendered with respect to the covered fiscal years.

As required by SEC rules, stock awards (including restricted stock units) and option awards are shown as compensation in the Summary Compensation Table for the year in which they were granted (even if they have multi-year vesting schedules and/or performance-based vesting requirements), and are valued based on their grant date fair values for accounting purposes. Accordingly, the table includes stock and option awards granted in the years shown even if they were scheduled to vest in later years, and even if they were subsequently forfeited (such as, for example, because an applicable performance-based vesting condition was not satisfied). Therefore, the stock and option columns do not report whether the officer realized a financial benefit from the awards (such as by vesting in stock or exercising options).

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paul Marciano	2024	1,223,521	—	4,500,011	—	6,030,572	—	438,132	12,192,236
Chief Creative Officer	2023	1,200,000	—	4,500,001	—	3,000,000	—	386,633	9,086,634
	2022	1,200,000	—	4,500,012	—	6,600,000	—	313,662	12,613,674

Carlos Alberini	2024	1,223,521	—	3,800,007	—	3,030,572	—	100,375	8,154,475
Chief Executive Officer	2023	1,200,000	—	3,800,000	—	—	—	94,130	5,094,130
	2022	1,200,000	—	10,861,253	—	3,600,000	—	68,463	15,729,716

Markus Neubrand	2024	308,000	170,175	303,161	—	198,089	—	43,373	1,022,798
Chief Financial Officer (7)

Fabrice Benarouche	2024	390,247	—	514,224	—	246,234	—	44,185	1,194,890
Senior Vice President, Finance and IR, and Chief Accounting Officer (8)

Dennis R. Secor	2024	458,104	350,000	500,005	—	—	—	37,789	1,345,898
Executive Vice President, Finance and Former Interim Chief Financial Officer (9)	2023	572,500	200,000	345,004	—	—	—	32,479	1,149,983

(1)	Salary amounts for fiscal 2024 include an extra week of pay due to the extra 53rd week in the Company’s fiscal year 2024.

(2)

The amount reported in Column (d) above for Mr. Neubrand represents a signing bonus awarded to him upon his commencing employment in July 2023 (subject to repayment if he resigns for any reason within one year after his start date). The amounts reported in Column (d) above for Mr. Secor reflect (i) an annual incentive payment for fiscal 2023, of which $175,000 was guaranteed under the terms of the Secor Employment Agreement and $25,000 was awarded on a discretionary basis by the Compensation Committee, and (ii) a retention bonus for fiscal 2024 that became payable to Mr. Secor in March 2024.

(3)

In accordance with the SEC’s disclosure rules, the amounts reported in Columns (e) and (f) above reflect the aggregate grant date fair value of stock awards and option awards, respectively, computed in accordance with FASB ASC Topic 718 and granted during each fiscal year (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported in Columns (e) and (f), please see (i) the discussion of equity incentive awards granted during fiscal 2024 contained in Note 19 (Share-Based Compensation) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2024 Annual Report on Form 10-K, and (ii) the similar Share-Based Compensation notes contained in the Company’s Consolidated Financial Statements, included as part of the Company’s Annual Reports on Form 10-K for prior fiscal years as to the equity awards granted during those years. Except as described in the following paragraphs of this footnote (3), the grant-date fair value of all awards assumes that the highest level of performance conditions will be achieved.

The fiscal 2024 amounts in Column (e) above include the following:

•

For Mr. Paul Marciano, this amount represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2024, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $18.13 (which was the per share closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

•

For Mr. Alberini, Mr. Neubrand and Mr. Benarouche, this amount includes the fair value of the 2024 Relative TSR Award granted to each of them during fiscal 2024, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the awards). The grant date fair value of the 2024 Relative TSR Award reported in the table above is for Mr. Alberini—$2,300,004, for Mr. Neubrand—$52,430, and for Mr. Benarouche—$117,013. The grant date fair value of the 2024 Relative TSR Award for each executive assuming the maximum level of performance applicable to the award would be achieved is for Mr. Alberini—$3,450,005, for Mr. Neubrand—$78,645, and for Mr. Benarouche—$175,519. The Monte Carlo simulation pricing model assumptions used in determining the grant date fair value of this award were: (i) for Mr. Alberini and Mr. Benarouche: a fair value per share of Company Common Stock of $18.13 (which represents the closing price of a share of Company Common Stock on the date of grant of the awards), a 3-year measurement period, expected volatility of 53.58% for the Company Common Stock and average expected volatility over that same period of 59.77% for the companies used in the relative TSR measurement under the awards, an assumed annual interest rate of 3.71% over that measurement period, and an assumed dividend yield of 0.00%, and (ii) for Mr. Neubrand: a fair value per share of Company Common Stock of $19.83 (which represents the closing price of a share of Company Common Stock on the date of grant of the award), a 3-year measurement period, expected volatility of 49.95% for the Company Common Stock and average expected volatility over that same period of 58.5% for the companies used in the relative TSR measurement under the awards, an assumed annual interest rate of 4.66% over that measurement period, and an assumed dividend yield of 0.00%.

•

For Mr. Alberini, Mr. Neubrand and Mr. Benarouche, this amount also includes the fair value of the 2024 Earnings from Operations Award granted to each of them during fiscal 2024, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance). Based on this determination and the closing price per share of Company Common Stock on the grant date of the award, the grant date fair value of the award is for Mr. Alberini—$1,500,004, for Mr. Neubrand—$52,431, and for Mr. Benarouche—$117,011. The grant date fair value of each award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

The fiscal 2023 amounts in Column (e) above include the following:

•

For Mr. Paul Marciano, this amount represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2023, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $20.34 (which was the per share closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

•

For Mr. Alberini, this amount includes the fair value of the 2023 Relative TSR Award granted to him during fiscal 2023, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the awards). The grant date fair value of the 2023 Relative TSR Award reported in the table above is $2,300,006. The grant date fair value of the 2023 Relative TSR Award assuming the maximum level of performance applicable to the award would be achieved is $3,450,009. The Monte Carlo simulation pricing model assumptions used in determining the grant date fair value of this award were: a fair value per share of Company Common Stock of $20.34 (which was the closing price of a share of Company Common Stock on the date of grant of the awards), a 3-year measurement period, expected volatility of 94.11% for the Company Common Stock and average expected volatility over that same period of 71.27% for the companies used in the relative TSR measurement under the awards, an assumed annual interest rate of 2.78% over that measurement period, and an assumed dividend yield of 0.00%.

•

For Mr. Alberini, this amount also includes the fair value of the 2023 Earnings from Operations Award granted to him during fiscal 2023, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the award which was the target level of performance). Based on this determination and the closing price per share of Company Common Stock on the grant date of the award, the grant date fair value of the award for Mr. Alberini was $1,499,994. The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

The fiscal 2022 amounts in Column (e) above include the following:

•

For Mr. Paul Marciano, this amount represents the fair value of a performance-based award of restricted stock units granted to him during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance) and a fair value per share of Company Common Stock of $26.40 (which was the per share closing price of a share of Company Common Stock on the date of grant of the award). The grant date fair value of the award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

•

For Mr. Alberini, this amount represents (A) the fair value of the 2022 Relative TSR Award granted to Mr. Alberini during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the award), (B) the fair value of the 2022 Earnings from Operations Award granted to Mr. Alberini during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was the target level of performance), and (C) the fair value of the 2022 Stock Price Award granted to Mr. Alberini during fiscal 2022, determined as of the grant date under generally accepted accounting principles based on the outcome of the performance conditions applicable to the award that we determined to be probable for these purposes at the time of grant of the award (which was based on a Monte Carlo simulation pricing model that probability weights multiple potential outcomes as of the grant date of the award). The Monte Carlo simulation pricing model assumptions used in determining the grant date fair value of this award were: a fair value per share of Company Common Stock of $26.40 (which was the closing price of a share of Company Common Stock on the date of grant of the awards), a 4-year measurement period, expected volatility of 82.58%, an assumed annual interest rate of 0.66% over that measurement period, and an assumed dividend yield of 0.00%. The grant date fair value of the 2022 Stock Price Award reported in the table above for Mr. Alberini was $7,061,250 and the grant date fair value of this award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award. The grant date fair value of the 2022 Relative TSR Award for Mr. Alberini was $2,300,008. The grant date fair value of Mr. Alberini’s 2022 Relative TSR Award assuming the maximum level of performance applicable to the award would be achieved was $3,450,012. The grant date fair value of the 2022 Earnings from Operations Award for Mr. Alberini was $1,499,995. The grant date fair value of Mr. Alberini’s 2022 Earnings from Operations Award assuming the maximum level of performance applicable to the award would be achieved was the same as the grant date fair value of the award based on the probable outcome of the performance condition applicable to the award.

(4)

The amounts reported in Column (g) above reflect the aggregate dollar amounts paid to Named Executive Officers as cash incentive awards with respect to performance for the covered fiscal years under the terms of the Company’s Bonus Plan. The annual cash incentive awards reported in Column (g) for each fiscal year were generally paid in the first quarter of the following fiscal year.

(5)

Amounts reported in Column (h) represent the annual changes in the actuarial present value of Messrs. Paul Marciano and Alberini’s accrued aggregate pension benefit with respect to the Company’s Supplemental Executive Retirement Plan, or SERP. None of the other Named Executive Officers participate in the SERP. See “Pension Benefits Table—Fiscal 2024” below for a discussion of the change in the actuarial present value of Messrs. Paul Marciano and Alberini’s benefits for fiscal 2024. The actuarial present value of Messrs. Paul Marciano and Alberini’s respective SERP benefits decreased in fiscal 2024 as compared to fiscal 2023, in fiscal 2023 as compared to fiscal 2022, and in fiscal 2022 as compared to fiscal 2021. Mr. Alberini’s SERP benefit was accrued with respect to his prior service to the Company between 2006 and 2010. He is not accruing any additional SERP benefits with respect to his current service as Chief Executive Officer. The actuarial present value of accrued benefits for each of fiscal 2022, 2023 and 2024 is based on the PRI 2012 Mortality Table with MP 2021 Mortality Projections; a discount rate of 2.75% for fiscal 2022, 4.5% for fiscal 2023 and 4.8% for fiscal 2024; and an assumed retirement age for Mr. Paul Marciano of 73 for fiscal 2022 and fiscal 2023 and 76 for fiscal 2024, and an assumed retirement age for Mr. Alberini of 65. The assumptions used are the same as those used for financial reporting purposes and contained in Note 13 (Defined Benefit Plans) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2024 Annual Report on Form 10-K. See the “Pension Benefits Table—Fiscal 2024” below.

No amounts are included in Column (h) for earnings on deferred compensation under the Company’s Non-Qualified Deferred Compensation Plan because the Named Executive Officers do not receive above-market or preferential earnings on compensation that is deferred under this plan. The earnings that the Named Executive Officers received during fiscal 2024 on compensation deferred under the Non-Qualified Deferred Compensation Plan are reported in the “Non-Qualified Deferred Compensation Plan Table—Fiscal 2024” below.

(6)

Amounts shown in Column (i) for fiscal 2024 consist of, for (i) Mr. Paul Marciano, home security ($285,936), automobile expenses, including fuel, maintenance and insurance ($83,250), health insurance related expenses ($44,796), financial and tax planning expenses related to his secondment arrangement ($15,000), and matching contributions to the Company’s 401(k) Plan (or to Mr. Paul Marciano’s DCP to “make up” for 401(k) match amounts that could not be made to the Company’s 401(k) Plan) ($9,150); (ii) Mr. Alberini, automobile expenses, including fuel, maintenance and insurance ($46,326), health insurance related expenses ($30,949), financial and tax planning expenses related to his secondment arrangement ($15,000), and matching contributions to the Company’s 401(k) Plan

($8,100); (iii) for Mr. Neubrand, tuition allowance ($29,780), flat expense refund ($9,927), and relocation benefits ($3,666); (iv) for Mr. Benarouche, health insurance related expenses ($36,085), and matching contributions to the Company’s 401(k) Plan ($8,100); and (v) Mr. Secor, health insurance related expenses ($37,789). On occasion, when our Named Executive Officers travel on an aircraft leased or chartered by the Company for business purposes, a personal guest of the executive may accompany the executive by occupying a seat on the aircraft that would otherwise be unoccupied. In these situations, any incremental cost to the Company for the personal air travel is paid for or reimbursed by the executive. During fiscal 2024, Messrs. Paul Marciano and Alberini were each entitled to the use of a Company-provided automobile. Incremental cost to the Company for the use of Company-owned automobiles was calculated based on an Internal Revenue Service formula for valuing the use of Company-owned automobiles. Incremental cost to the Company for each other item included in Column (i) was calculated using the actual cost to the Company (unless otherwise disclosed). As discussed in Note 14 (Related Party Transactions) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2022 Annual Report on Form 10-K, the Company discovered in the fourth quarter of fiscal 2021 that it had erroneously paid the medical expenses of the employees of certain entities controlled by Paul Marciano and Maurice Marciano from approximately 2000 until October 2020 (the “Marciano Offices”). The fact that the Marciano Offices may have realized lower overall expenses in connection with obtaining and administering medical insurance for the employees of the Marciano Offices may itself be considered a perquisite provided by the Company to Paul Marciano and Maurice Marciano, but there was ultimately no associated incremental cost to the Company for providing that benefit for fiscal years 2024, 2023 and 2022 because the Marcianos either reimbursed the Company 100% of the aggregate incremental cost to the Company or paid the insurance provider directly in those fiscal years. The Company maintains three apartments in Lugano, Switzerland that are typically used by Company personnel traveling to the Company’s offices in Switzerland for business. Mr. Neubrand lived in one of the apartments for approximately one month in fiscal 2024 when he commenced employment with the Company and before he established other housing arrangements in Switzerland. These was no incremental cost to the Company for Mr. Neubrand’s use of that apartment.

(7)

Mr. Neubrand was appointed Chief Financial Officer effective July 3, 2023. Mr. Neubrand’s salary, bonus, non-equity incentive plan compensation, and All Other Compensation amounts for fiscal 2024 have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.1345 U.S. dollars per Swiss franc, the average exchange rate used by the Company for financial reporting purposes for the period during which Mr. Neubrand was employed during fiscal 2024.

(8)	Mr. Benarouche was promoted to the executive position of Senior Vice President Finance, Investor Relations and Chief Accounting Officer effective April 26, 2023.

(9)

Mr. Secor served as Interim Chief Financial Officer from April 1, 2022 until Mr. Neubrand became Chief Financial Officer on July 3, 2023. Mr. Secor became Executive Vice President, Finance on July 3, 2023.

Compensation of Named Executive Officers

The “Summary Compensation Table” above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers in fiscal 2024, fiscal 2023 and fiscal 2022. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, long-term equity incentives consisting of stock options, restricted stock and/or restricted stock units and cash incentive compensation. Named Executive Officers also earned or were paid the other benefits listed in Column (i) of the “Summary Compensation Table,” as further described in footnote (6) to the table.

The “Summary Compensation Table” should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Executive Officer’s employment agreement or employment offer letter is provided immediately following this paragraph. The “Grants of Plan-Based Awards in Fiscal 2024” table, and the description of the material terms of the stock options and restricted stock units that follows it, provides information regarding the long-term equity incentives awarded to Named Executive Officers in fiscal 2024. The “Outstanding Equity Awards at Fiscal 2024 Year-End” and “Option Exercises and Stock Vested in Fiscal 2024” tables provide further information on the Named Executive Officers’ potential realizable value and actual realized value with respect to their equity awards. The “Pension Benefits Table—Fiscal 2024” and related description of the material terms of our SERP describe the retirement benefits provided to Messrs. Paul Marciano and Alberini under our SERP. The discussion under “Potential Payments Upon Termination or Change in Control” below is intended to further explain the potential future payments that are, or may become, payable to our Named Executive Officers under certain circumstances.

Description of Employment Agreements

The following is a description of the material terms of the employment agreements and employment offer letters with our Named Executive Officers that were in effect during fiscal 2024. Each of these agreements also provides or provided for severance payments and benefits upon certain terminations of the Named Executive Officer’s employment. See “Potential Payments upon Termination or Change in Control” below for a description of the material terms of these benefits. The Company is not currently party to an employment agreement with either Mr. Paul Marciano or Mr. Benarouche, and each of them is employed with the Company on an “at-will” basis. Mr. Paul Marciano’s previous employment agreement with the Company expired according to its terms on January 30, 2019.

Carlos Alberini

On January 27, 2019, the Company entered into an employment agreement with Carlos Alberini (the “Alberini Employment Agreement”). Subject to certain termination provisions, the Alberini Employment Agreement provided for Mr. Alberini’s employment by the Company as its Chief Executive Officer for a three-year term, with automatic one-year renewals thereafter unless either party provides notice that the term will not be extended. The Alberini Employment Agreement was amended in June 2021 to extend the term through June 30, 2025 (with automatic one-year renewals thereafter as noted above).

The Alberini Employment Agreement provides for Mr. Alberini to receive the following compensation and benefits:

•	base salary at the annual rate of $1,200,000 (subject to annual review and increase (but not decrease) by the Compensation Committee);

•

an annual cash incentive opportunity based on the achievement of performance criteria to be established by the Compensation Committee, with his annual threshold, target and maximum cash incentive opportunities to be 100%, 200% and 300%, respectively, of his base salary for the corresponding year;

•

an equity award each year during the term of the agreement, commencing with fiscal 2021 and subject to Mr. Alberini’s continued employment, to be made when the Company sets performance goals for that year for purposes of the Company’s executive compensation programs generally, with the target grant date fair value of such award to be not less than $3,800,000 (with the values based on the grant date fair value of the awards as determined by the Company for its financial reporting purposes); and

•

participation in the Company’s other benefit plans and policies on terms commensurate with his position (including, without limitation, vacation benefits, an automobile provided by the Company and other perquisites), and reimbursement of life insurance premiums up to $10,000 per year.

Markus Neubrand

In connection with his appointment as the Company’s Chief Financial Officer, on April 27, 2023, Guess Europe sagl (“Guess Europe”), a wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. Neubrand (the “Neubrand Employment Agreement”). The Neubrand Employment Agreement does not have a specific term, and generally may be terminated by either party on three months’ notice.

The Neubrand Employment Agreement provides that Mr. Neubrand will be based out of the Company’s headquarters in Switzerland and will be entitled to the following compensation and benefits:

•	a yearly base salary of CHF 475,000;

•

participation in the Company’s annual bonus plan for the Company’s senior executive officers with a target annual cash bonus of 50% of base salary (pro-rated for any period of employment less than an entire fiscal year). Mr. Neubrand’s actual bonus for a fiscal year will be determined by the Company in its discretion based on the achievement by the Company and its subsidiaries of performance goals established by the Compensation Committee of the Board (the “Compensation Committee”) and such other considerations as the Compensation Committee may determine;

•

an initial award (the “Initial Award”), to be granted on or promptly after Mr. Neubrand’s first day of employment with Guess Europe, of restricted stock units with respect to 10,000 shares of Company common stock. The award will be granted under the Company’s 2004 Equity Incentive Plan and will be scheduled to vest, subject to Mr. Neubrand’s continued employment through the applicable vesting date, in equal annual installments over the four-year period following the date of grant;

•

during each fiscal year of the Company, beginning with fiscal year 2024 and subject to Mr. Neubrand remaining employed with Guess Europe through the applicable grant date, Mr. Neubrand will be eligible to receive an additional equity award from the Company with a grant date value equal to 50% of Mr. Neubrand’s annual rate of base salary, except that (a) the grant date value for the fiscal 2024 equity award will be pro-rated for the portion of the year Mr. Neubrand is employed with Guess Europe, and (b) the grant date fair value of each of Mr. Neubrand’s first four annual equity awards from the Company will be reduced by one-quarter of the grant date fair value of the Initial Award. The Compensation Committee will determine the type, and other terms and conditions, of each annual equity award;

•

a signing bonus of CHF 150,000, to be paid on the first regular pay date following Mr. Neubrand’s first day of employment with Guess Europe. If Mr. Neubrand resigns for any reason prior to the first anniversary of his first day of employment, he is required to repay the signing bonus upon his resignation;

•	a tuition allowance of CHF 45,000 per year and a flat expense refund of CHF 15,000 per year; and

•	relocation benefits of up to 8,000 CHF to support Mr. Neubrand’s relocation to the Lugano, Switzerland area.

Dennis Secor

On March 14, 2022, the Company entered into an employment agreement with Dennis Secor (the “Secor Employment Agreement”). The Secor Employment Agreement provided for Mr. Secor to serve the Company as an executive for an employment term that commenced March 15, 2022. The Secor Employment Agreement also provided for Mr. Secor to receive the following compensation and benefits:

•	base salary at the annual rate of $650,000;

•

a cash incentive opportunity for fiscal 2023 based on the achievement of performance criteria to be established by the Compensation Committee, with his target annual cash opportunity to be 75% of his base salary for the corresponding year and his minimum annual cash incentive opportunity to be not less than $175,000;

•

a restricted stock unit award with a grant date value of $345,000 that became eligible to vest as to 100% of the award on March 31, 2023, subject to Mr. Secor’s continued employment through such date; and

•	participation in the Company’s other benefit plans and policies on terms commensurate with his position (including, without limitation, vacation benefits and other perquisites).

The Secor Employment Agreement originally provided for a term of employment to end March 31, 2023, subject to earlier termination. On March 31, 2023, the Secor Employment Agreement was amended (the “Secor Amendment”) to extend the term through March 31, 2024, subject to earlier termination. The Secor Amendment provided that Mr. Secor would continue to serve as the Company’s Interim Chief Financial Officer and Chief Accounting Officer until such time as determined by the Company’s Board of Directors, following which time he would continue to serve the Company (for the duration of his period of employment with the Company) as the Company’s Executive Vice President, Finance. As noted above, Mr. Neubrand succeeded Mr. Secor as the Company’s Chief Financial Officer effective July 3, 2023. For the portion of Mr. Secor’s period of employment with the Company through August 31, 2023, Mr. Secor was employed with the Company on a full-time basis with an annualized base salary rate of $750,000. For the portion of Mr. Secor’s period of employment with the Company following August 31, 2023, his workload was reduced and his annualized base salary rate was reduced to $75,000. Pursuant to the Secor Amendment, he was not eligible for an annual bonus for fiscal year 2024, but he earned a retention bonus of $350,000 for remaining employed with the Company through March 31, 2024. On April 1, 2023, the Company granted Mr. Secor an award of restricted stock units with a grant date fair value of $500,000. The restricted stock units were scheduled to vest, subject to Mr. Secor’s continued employment with the Company, on March 31, 2024, and they vested on that date.

On March 29, 2024, the Company and Mr. Secor entered into an amendment and restatement of the Secor Employment Agreement (the “Amended and Restated Secor Employment Agreement”). The Amended and Restated Secor Employment Agreement extends the term of Mr. Secor’s employment as the Company’s Executive Vice President, Finance through March 31, 2025, subject to earlier termination as provided in the agreement. The Amended and Restated Secor Employment Agreement provides for the following:

•	Mr. Secor’s annual rate of base salary beginning April 1, 2024 will be $240,000.

•

Mr. Secor will be entitled to an incentive bonus opportunity for fiscal 2025 based 50% on the achievement of performance criteria established by the Compensation Committee and 50% based on deliverables to be mutually agreed between Mr. Secor and the Company’s Chief Executive Officer. Mr. Secor’s threshold, target and stretch bonus opportunities for fiscal 2025 are $90,000, $180,000, and $270,000, respectively, provided that he remains employed with the Company through March 31, 2025.

•

On April 1, 2024, the Company granted Mr. Secor 11,078 restricted stock units with a grant date fair value of $370,005. The restricted stock units are scheduled to vest, subject to Mr. Secor’s continued employment, on March 31, 2025.

•	The Company will pay Mr. Secor a one-time fixed allowance of $5,000 and Mr. Secor will also be entitled to certain employee benefits.

Grants of Plan-Based Awards in Fiscal 2024

The following table presents information regarding the equity and non-equity incentive awards granted to the Named Executive Officers during fiscal 2024 under the Company’s 2004 Equity Incentive Plan and Bonus Plan. The material terms of each grant are described below under “Description of Plan-Based Awards.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Paul Marciano	5/12/2023	(2)	—	—	—	—	248,208	—	—	—	—	4,500,011
	5/12/2023	(3)	1,200,000	2,400,000	3,600,000	—	—	—	—	—	—	—
	5/12/2023	(4)	—	3,000,000	—	—	—	—	—	—	—	—

Carlos Alberini	5/12/2023	(5)	—	—	—	31,872	127,489	191,234	—	—	—	2,300,004
	5/12/2023	(6)	—	—	—	—	82,736	—	—	—	—	1,500,004
	5/12/2023	(3)	1,200,000	2,400,000	3,600,000	—	—	—	—	—	—	—

Markus Neubrand	7/3/2023	(5)	—	—	—	627	2,509	3,764	—	—	—	52,430
	7/3/2023	(6)	—	—	—	—	2,644	—	—	—	—	52,431
	7/3/2023	(7)	—	—	—	—	—	—	10,000	—	—	198,300
	7/3/2023	(3)	78,482	156,965	235,446	—	—	—	—	—	—	—

Fabrice Benarouche	3/22/2023	(8)	—	—	—	—	—	—	15,000	—	—	280,350
	5/12/2023	(5)	—	—	—	1,622	6,486	9,729	—	—	—	117,013
	5/12/2023	(6)	—	—	—	—	6,454	—	—	—	—	117,011
	5/12/2023	(3)	97,500	195,000	292,500	—	—	—	—	—	—	—

Dennis Secor	4/1/2023	(9)	—	—	—	—	—	—	25,694	—	—	500,005

(1)

The grant date fair value for each equity award reported in Column (l) of the table above was determined in accordance with applicable accounting rules, with the grant date fair value of performance-based awards determined based on the outcome of the performance-based conditions applicable to the awards that we determined to be probable for these purposes at the time of grant of the awards. See footnote (3) to the “Summary Compensation Table” above.

(2)

The award reported in this row granted to Mr. Paul Marciano during fiscal 2024 consists of restricted stock units that were subject to time- and performance-based vesting requirements. For a description of this award, see “Executive Compensation Program Elements for Fiscal 2024—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2024—Performance Award for Mr. Paul Marciano” above and the narrative that follows this table.

(3)

Amounts reported in these rows reflect the threshold, target and maximum cash incentive award opportunities for the Named Executive Officers for fiscal 2024, presented using their respective annual base salary levels in effect at the start of the fiscal year (and for Mr. Benarouche, using his base salary after his promotion to his current executive position). The cash incentive amount awarded to each Named Executive Officer for fiscal 2024 is included in Column (g) of the “Summary Compensation Table”. For more details, see “Executive Compensation Program Elements for Fiscal 2024—Annual Incentive Awards” above. The amounts for Mr. Neubrand were pro-rated to reflect the period of his employment with Guess Europe during fiscal 2024. Mr. Neubrand’s amounts have been converted from Swiss francs to U.S. dollars at the exchange rate of 1.1345 U.S. dollars per Swiss franc, the average exchange rate used by the Company for financial reporting purposes for the period during which Mr. Neubrand was employed during fiscal 2024.

(4)

Reflects Mr. Paul Marciano’s fiscal 2024 licensing segment revenues incentive opportunity. The amount awarded to Mr. Paul Marciano for fiscal 2024 is included in Column (g) of the “Summary Compensation Table”. For more details, see “Executive Compensation Program Elements for Fiscal 2024—Annual Incentive Awards” above.

(5)

Reflects the 2024 Relative TSR Awards for these Named Executive Officers. For a description of these awards, see “Executive Compensation Program Elements for Fiscal 2024—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2024—Performance Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche—Relative TSR Performance Award for Mr. Alberini, Mr. Neubrand, and Mr. Benarouche” above and the narrative that follows this table.

(6)

Reflects the 2024 Earnings from Operations Awards for these Named Executive Officers. For a description of these awards, see “Executive Compensation Program Elements for Fiscal 2024—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2024— Performance Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche—Earnings from Operations Award for Mr. Alberini, Mr. Neubrand, and Mr. Benarouche” above and the narrative that follows this table.

(7)

Reflects a time-based restricted stock unit award granted to Mr. Neubrand that is eligible to vest as to 25% of the award on each of the first four anniversaries of the date of grant, subject to Mr. Neubrand’s continued employment through the applicable vesting date.

(8)

Reflects a time-based restricted stock unit award granted to Mr. Benarouche that vests in four equal installments on each January 5 of 2024, 2025, 2026 and 2027, subject to Mr. Benarouche’s continued employment through each such date.

(9)

Reflects a time-based restricted stock unit award granted to Mr. Secor that became eligible to vest as to 100% of the award on March 31, 2024, subject to Mr. Secor’s continued employment through such date.

Description of Plan-Based Awards

The Grants of Plan-Based Awards Table above reflects a cash incentive award opportunity (under a performance-based program based on fiscal 2024 results) for each of the indicated Named Executive Officers. The table also reflects equity awards granted during fiscal 2024 to the Named Executive Officers, in each case as described in more detail below. Each of these awards was granted under, and is subject to the terms of, the 2004 Plan or the Bonus Plan. The plans are administered by the Compensation Committee. Vesting requirements for these awards discussed in this Proxy Statement generally assume no change in control of the Company occurs and that the executive would not be entitled to any accelerated vesting in connection with a termination of employment. Change in control and accelerated vesting provisions applicable to these awards are discussed below and in the “Potential Payments upon Termination or Change in Control” section below.

Each restricted stock unit awarded to the Named Executive Officers represents a contractual right to receive one share of the Common Stock if the applicable vesting requirements are satisfied. These restricted stock units include dividend equivalent rights. If a cash dividend is paid with respect to the Common Stock while any restricted stock units subject to the award are outstanding, the award will be credited with an amount in cash equal to the dividends the award holder would have received if he or she had been the owner of the shares of Company Common Stock subject to the outstanding restricted stock units. Any dividend equivalents credited with respect to an award are subject to the same vesting requirements as the restricted stock units to which they relate.

Performance-Based Restricted Stock Units

Mr. Paul Marciano 2024 Performance Award. The restricted stock unit award for Mr. Paul Marciano reported in Column (g) of the table above was eligible to vest if the Company achieved the specific performance goals and based on Mr. Paul Marciano’s continued service through the applicable vesting dates. Fifty percent of the award was eligible to vest based on the Company’s earnings from operations from its licensing segment for fiscal 2024 and the remaining 50% of the award was eligible to vest based on the Company’s earnings from operations for fiscal 2024. If both of the performance goals established by the Compensation Committee for the performance period were met, all of the restricted stock units subject to the award would be eligible to vest. If only one of the performance goals established by the Compensation Committee for the performance period was met, then 50% of the restricted stock units subject to the award would be eligible to vest. If neither of the performance goals established by the Compensation Committee for the performance period were met, all of the restricted stock units subject to the award would have been cancelled and terminated as of the last day of the performance period. As described in, “Executive Compensation Program Elements for Fiscal 2024—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2024—Performance Award for Mr. Paul Marciano” above, the Compensation Committee determined that the threshold performance level for both earnings from operations derived from the Company’s licensing segment and earnings from operations were met, resulting in 100% of the award becoming eligible to vest.

The restricted stock units subject to Mr. Paul Marciano’s award that became eligible to vest based on performance during the performance period will generally vest in three equal installments, with one-third of the stock units vesting on January 30 of 2024, 2025 and 2026. In general and except as noted below, if the executive’s service to the Company terminates for any reason, any restricted stock units subject to the award that have not previously vested will terminate. If the executive’s employment terminates due to the executive’s death or disability, all restricted stock units subject to the award will become fully vested as of the termination date (and if such termination occurs prior to the end of the performance period, the performance requirements will be deemed to have been met). If there is a change in control of the Company prior to the end of the performance period, the performance conditions would be deemed to have been satisfied as of the date of such event and the time-based vesting conditions will continue to apply (except as provided in the next sentence). If there is a change in control of the Company and the then-outstanding and unvested portion of the award is terminated in connection with the transaction (that is, it is not continued following such event or assumed or converted by the successor entity), such portion of the restricted stock units subject to the award will become fully vested as of the date of the change in control.

2024 Relative TSR Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche. Columns (f) through (h) of the table above include the restricted stock units subject to the 2024 Relative TSR Awards granted to Mr. Alberini and Mr. Benarouche in May 2023 and to Mr. Neubrand in July 2023. The restricted stock units subject to each award cover a target number of shares of the Common Stock as follows: for Mr. Alberini—127,489 shares, for Mr. Neubrand—2,509 shares, and for Mr. Benarouche—6,486 shares, with the number of units subject to the award that are ultimately eligible to vest being equal to zero to 150% of the target number based upon the Company’s TSR for a performance period commencing on the first day of fiscal 2024 (January 29, 2023) and ending on the last day of fiscal 2026 relative to the TSRs during that performance period of a peer group of companies selected by the Compensation Committee at the time of grant of the award. If the Company’s TSR ranks at the 50th percentile relative to the peer group for the performance period, the target number of the restricted stock units subject to the award will be eligible to vest. If the Company’s TSR ranks at the 25th percentile relative to the peer group for the performance period, 25% of the target number of the restricted stock units subject to the award will be eligible to vest. If the Company’s TSR ranks at the 75th percentile or above relative to the peer group for the performance period, 150% of the target number of the restricted stock units subject to the award will be eligible to vest. However, in no event will the award vest as to the number of shares of Common Stock determined by dividing a dollar amount specified for the award by the Compensation Committee ($9,200,000 for Mr. Alberini, $209,720 for Mr. Neubrand, and $468,000 for Mr. Benarouche) by the closing price of a share of the Common Stock on the applicable vesting date. If the Company’s TSR is between these threshold, target and maximum performance levels, the vesting percentage will be determined by linear interpolation between the vesting percentages for those levels. No portion of the award will vest if the Company’s relative TSR for the performance period is below the 25th percentile. Any restricted stock units subject to the award that are not deemed eligible to vest based on the Company’s relative TSR will be cancelled and terminated as of the last day of the performance period.

As to Mr. Alberini’s 2024 Relative TSR Award, in the event that, during the performance period and outside of a “Change in Control Window” (which is 12 months prior to, in connection with, or 24 months following a change in control of the Company), Mr. Alberini’s employment terminates due to a termination by the Company without “cause”, by the executive for “good reason” (as such terms are defined in the Alberini Employment Agreement) or due to a non-renewal of the term of the Alberini Employment Agreement by the Company, or if Mr. Alberini’s employment is terminated due to his death or “disability” (as such term is defined in the Alberini Employment Agreement) at any time prior to the vesting date, the target number of units will be prorated by multiplying the target number by a fraction, the numerator of which is the number of days Mr. Alberini was employed during the performance period, and the denominator of which is total number of days in the performance period, and the prorated number of target units would remain outstanding and eligible to vest based on the Company’s relative TSR for the entire performance period. If a change in control of the Company occurs during the performance period, the award will be eligible to vest as to either the target number of units (if the change in control occurs during fiscal 2024) or based on the Company’s relative TSR for the performance period through the change in control (if the change in control occurs during fiscal 2025 or fiscal 2026). If the award continues following such event or is assumed or converted by the successor entity, the number of units that are eligible to vest will vest on the last day of the original performance period subject to Mr. Alberini’s continued employment through the vesting date and to accelerated vesting if his employment terminates within a Change in

Control Window due to a termination by the Company without “cause”, by him for “good reason”, or due to a non-renewal of the term of the Alberini Employment Agreement by the Company, without application of the proration described above, or due to Mr. Alberini’s death or “disability,” with application of the proration described above. Such units will vest upon the change in control if the award is to be terminated in connection with the change in control transaction (that is, the award does not continue following such event and is not assumed or converted by the successor entity).

As to the 2024 Relative TSR Awards granted to Mr. Neubrand and Mr. Benarouche, in the event that, during the performance period, the executive’s employment is terminated due to his death or disability (as defined in the 2004 Plan) at any time prior to the vesting date, the target number of units will be prorated by multiplying the target number by a fraction, the numerator of which is the number of days the executive was employed during the performance period, and the denominator of which is total number of days in the performance period, and the prorated number of target units would remain outstanding and eligible to vest based on the Company’s relative TSR for the entire performance period. If a change in control of the Company occurs during the performance period, the award will be eligible to vest as to either the target number of units (if the change in control occurs during fiscal 2024) or based on the Company’s relative TSR for the performance period through the change in control (if the change in control occurs during fiscal 2025 or fiscal 2026). If the award continues following such event or is assumed or converted by the successor entity, the number of units that are eligible to vest will vest on the last day of the original performance period subject to the executive’s continued employment through the vesting date and to accelerated vesting if his employment terminates due to his death or disability, with application of the proration described above. Such units will vest upon the change in control if the award is to be terminated in connection with the change in control transaction (that is, the award does not continue following such event and is not assumed or converted by the successor entity).

2024 Earnings from Operations Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche. Column (g) of the table above includes the restricted stock units subject to the 2024 Earnings from Operations Awards granted to Mr. Alberini and Mr. Benarouche in May 2023 and Mr. Neubrand in July 2023. The restricted stock units subject to each award are as follows: for Mr. Alberini—82,736 shares, for Mr. Neubrand—2,644 shares, and for Mr. Benarouche—6,454 shares. None of these restricted stock units will vest unless the Company achieves a threshold level for earnings from operations for fiscal 2024 established by the Compensation Committee. If the threshold level is achieved, the units subject to the award will vest, subject to the executive’s continued employment as follows: Mr. Alberini’s award will vest in three annual installments on January 30 of 2024, 2025 and 2026, and the awards granted to Mr. Neubrand and Mr. Benarouche will vest in four annual installments on January 30 of 2024, 2025, 2026 and 2027. If, during fiscal 2024, either a change in control occurs or the executive’s employment terminates due to death or disability, the earnings from operations threshold will automatically be deemed satisfied.

Restricted stock units subject to the 2024 Earnings from Operations Awards that are then unvested will generally terminate on a termination of the executive’s employment. However, as to Mr. Alberini’s award, if his employment terminates before the last vesting date of the award and outside of a “Change in Control Window” (which is 12 months prior to, in connection with, or 24 months following a change in control of the Company), due to a termination by the Company without “cause”, by the executive for “good reason” (as such terms are defined in the Alberini Employment Agreement) or due to a non-renewal of the term of his employment agreement by the Company, or if Mr. Alberini’s employment is terminated due to his death or “disability” (as such term is defined in the Alberini Employment Agreement), the next scheduled vesting installment of his award will vest on a pro-rated basis (unless such installment has previously terminated). If Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason”, or due to a non-renewal of the term of the Alberini Employment Agreement by the Company that occurs, in each case, during a “Change in Control Window,” Mr. Alberini’s then-unvested units will fully vest. As to the 2024 Earnings from Operations Awards granted to Mr. Neubrand and Mr. Benarouche, if the executive’s employment is terminated before the last vesting date of the award due to his death or “disability” (as such term is defined in the 2004 Plan), the next scheduled vesting installment of his award will vest on a pro-rated basis (unless such installment has previously terminated).

As described in, “Executive Compensation Program Elements for Fiscal 2024—Long-Term Equity Incentive Awards—Equity Awards for Named Executive Officers for Fiscal 2024—Performance Awards for Mr. Alberini, Mr. Neubrand and Mr. Benarouche—Earnings from Operations Award for Mr. Alberini, Mr. Neubrand and Mr. Benarouche” above, the Compensation Committee determined that the threshold performance level for earnings from operations was met, so that the first installment of each award vested on January 30, 2024 and the remaining installments are eligible to vest as described above.

Non-Equity Incentive Plan Awards

With respect to fiscal 2024 performance, the Company granted non-equity incentive plan award opportunities to its Named Executive Officers as described in footnote (3) to the table above. In March 2024, the Compensation Committee reviewed the Company’s performance with respect to the pre-established performance goals, certified the level of performance and the resulting awards to the Named Executive Officers for fiscal 2024 as described above under “Executive Compensation Program Elements for Fiscal 2024—Annual Incentive Awards” and as set forth in Column (g) of the “Summary Compensation Table.”

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table presents information regarding the outstanding equity awards held by each Named Executive Officer as of February 3, 2024, including the vesting dates for the awards that had not fully vested as of that date.

			Option Awards(1)				Stock Awards(2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paul Marciano	6/11/2020	(4)	348,157	—	8.64	6/11/2030	—	—	—	—
	6/3/2022	(5)	—	—	—	—	36,874	842,940	—	—
	5/12/2023	(6)	—	—	—	—	—	—	165,472	3,782,690

Carlos Alberini	2/20/2019	(7)	600,000	—	21.38	2/20/2029	—	—	—	—
	6/11/2020	(4)	348,157	—	8.64	6/11/2030	—	—	—	—
	6/30/2021	(8)	—	—	—	—	—	—	300,000	6,858,000
	6/3/2022	(9)	—	—	—	—	—	—	235,268	5,378,215
	5/12/23	(10)	—	—	—	—	—	—	55,157	1,260,889
	5/12/23	(11)	—	—	—	—	—	—	127,489	2,914,399

Markus Neubrand	7/3/2023	(12)	—	—	—	—	10,000	228,600	—	—
	7/3/2023	(13)	—	—	—	—	—	—	1,983	45,331
	7/3/2023	(11)	—	—	—	—	—	—	2,509	57,356

Fabrice Benarouche	11/5/2014	(14)	25,000	—	21.83	11/5/2024	—	—	—	—
	4/2/2015	(14)	14,100	—	18.20	4/2/2025	—	—	—	—
	3/30/2016	(14)	21,400	—	18.82	3/30/2026	—	—	—	—
	3/29/2017	(14)	72,500	—	11.22	3/29/2027	—	—	—	—
	3/30/2018	(14)	14,000	—	20.74	3/30/2028	—	—	—	—
	6/10/2019	(14)	31,300	—	14.32	6/10/2029	—	—	—	—
	4/13/2021	(15)	—	—	—	—	2,687	61,425	—	—
	5/10/2022	(16)	—	—	—	—	7,500	171,450	—	—
	3/22/2023	(17)	—	—	—	—	11,250	257,175	—	—
	5/12/2023	(13)	—	—	—	—	—	—	4,840	110,642
	5/12/2023	(11)	—	—	—	—	—	—	6,486	148,270

Dennis Secor	4/1/2023	(18)	—	—	—	—	25,694	587,365	—	—

(1)

All options reported in the table above were granted under, and are subject to, the Company’s 2004 Equity Incentive Plan. The option expiration date shown in Column (f) above is the normal expiration date, and the latest date that the options may be exercised. The options may terminate earlier in certain circumstances.

(2)	All stock awards reported in the table above were granted under, and are subject to, the Company’s 2004 Equity Incentive Plan.
(3)

The market value of stock awards reported in Columns (h) and (j) is computed by multiplying the applicable number of shares of stock reported in Columns (g) and (i), respectively, by $22.86, the closing market price of the Common Stock on February 2, 2024, the last trading day of fiscal 2024.

(4)	Awards vested in three equal installments on each June 11 of 2021, 2022 and 2023.
(5)

Under the terms of the award granted to Mr. Paul Marciano in fiscal 2023, the Company’s earnings from operations derived from the Company’s licensing segment for fiscal 2023 exceeded the pre-established performance threshold, but the Company’s earnings from operations for fiscal 2023 did not meet the pre-established performance threshold. Accordingly, one-half of the award was forfeited and is not shown in the table as outstanding. One-third of the remaining half of the award vested on each of January 30, 2023 and January 30, 2024, with the remaining installment scheduled to vest on January 30, 2025.

(6)

Under the terms of the award granted to Mr. Paul Marciano in fiscal 2024, since the Company’s earnings from operations derived from the Company’s licensing segment for fiscal 2024 and the Company’s earnings from operations for fiscal 2024 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award vested on January 30, 2024, and the remaining installments will vest on January 30, 2025 and January 30, 2026.
(7)	Award vested in four equal installments on each February 20 of 2020, 2021, 2022 and 2023.
(8)

Award is eligible to vest in four equal tranches, with a tranche vesting on each of (i) the later of the Company’s stock achieving a market price of $35 and June 30, 2022, (ii) the later of the Company stock’s achieving a market price of $40 and June 30, 2023, (iii) the later of the Company’s stock achieving a market price of $45 and June 30, 2024, and (iv) the later of the Company’s stock achieving a market price of $50 and June 30, 2025, provided that the stock price hurdle for each tranche must be achieved prior to July 1, 2025 and each tranche being subject to Mr. Alberini’s continued employment through the applicable vesting date. Stock price for purposes of determining achievement is the trailing 15 trading day average closing stock price.

(9)

Under the terms of Mr. Alberini’s 2023 Relative TSR Award, the award is subject to a relative TSR vesting requirement over a three-year performance period consisting of the Company’s 2023, 2024 and 2025 fiscal years. Between zero and 150% of the target number of restricted stock units subject to the award will vest based on the Company’s TSR compared to the TSRs for a peer group of companies approved by the Compensation Committee for the three-year performance period. The numbers reported above reflect the maximum number of units subject to the awards (150% of the target number of units subject to the award) because, had the applicable performance period ended at the end of fiscal 2024, the number of restricted stock units subject to the award that would have vested would have exceeded the target level. This award includes a dollar-denominated payment cap such that the number of restricted stock units that vest will not exceed the number of restricted stock units determined by dividing $11,500,000 by the closing price of a share of the Company’s Common Stock on the applicable vesting date.

(10)

Under the terms of the Earnings from Operations award granted to Mr. Alberini in fiscal 2024, since the Company’s earnings from operations for fiscal 2024 exceeded the pre-established performance threshold, the award will vest in three equal annual installments. One third of the award vested on of January 30, 2024 and the remaining installments will vest on January 30, 2025 and January 30, 2026.

(11)

Under the terms of the 2024 Relative TSR Awards, these awards are subject to a relative TSR vesting requirement over a three-year performance period from January 29, 2023 through the end of the Company’s 2026 fiscal year. Between zero and 150% of the target number of restricted stock units subject to the awards will vest based on the Company’s TSR compared to the TSRs for a peer group of companies approved by the Compensation Committee for the three-year performance period. The numbers reported above reflect the target number of units subject to the awards (100% of the target number of units subject to the award) because, had the applicable performance period ended at the end of fiscal 2024, the number of restricted stock units subject to the award that would have vested would have been between the threshold and target level. These awards include a dollar-denominated payment cap such that the number of restricted stock units that vest will not exceed the number of restricted stock units determined by dividing a specified dollar amount ($9,200,000 as to Mr. Alberini’s award, $209,720 as to Mr. Neubrand’s award and $468,000 as to Mr. Benarouche’s award) by the closing price of a share of the Company’s Common Stock on the applicable vesting date.

(12)	Award vests in four equal installments on each July 3 of 2024, 2025, 2026 and 2027.
(13)

Under the terms of the Earnings from Operations awards granted to Mr. Neubrand and Mr. Benarouche in fiscal 2024, since the Company’s earnings from operations for fiscal 2024 exceeded the pre-established performance threshold, the awards will vest in four equal annual installments. One fourth of the awards vested on January 30, 2024 and the remaining installments will vest on each January 30 of 2025, 2026 and 2027.

(14)	Awards have vested in full.
(15)	Award vests in four equal installments. One fourth of the awards vested on each January 5 of 2022, 2023 and 2024, and the remaining installment will vest on January 5, 2025.
(16)	Award vests in four equal installments. One fourth of the awards vested on each January 5 of 2023 and 2024, and the remaining installments will vest on each January 5 of 2025 and 2026.
(17)	Award vests in four equal installments. One fourth of the awards vested on January 5, 2024, and the remaining installments will vest on each January 5 of 2025, 2026 and 2027.
(18)	Award was scheduled to (and did) vest in full on March 31, 2024, subject to Mr. Secor’s continued employment through such date.

Option Exercises and Stock Vested in Fiscal 2024

The following table presents information regarding (i) the exercise of stock options by Named Executive Officers during fiscal 2024 and (ii) the vesting during fiscal 2024 of stock awards previously granted to the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Paul Marciano	—	—	336,873	8,924,216
Carlos Alberini	—	—	300,558	7,806,398
Markus Neubrand	—	—	661	21,198
Fabrice Benarouche	—	—	15,576	373,930
Dennis Secor	—	—	18,863	388,295

(1)

The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of the Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of the Common Stock on the date of exercise and the exercise price of the options.

(2)

The dollar amounts shown in Column (e) above for stock awards are the sum of (1) the number of shares that vested multiplied by the per-share closing price of the Common Stock on the vesting date, plus (2) the aggregate cash value of any dividend equivalents received by the executive with respect to the applicable award.

Pension Benefits Table—Fiscal 2024

The following table presents information regarding the present value, computed as of February 3, 2024, of accumulated benefits that may become payable to Messrs. Paul Marciano and Alberini under the Company’s Supplemental Executive Retirement Plan, or SERP, the Company’s only defined benefit pension plan.

Name	Plan Name	Number of Years Credited Services (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)(2)
Paul Marciano	SERP	24	18,806,542	—
Carlos Alberini	SERP	9	2,818,720	226,939

(1)

The amount in this Column represents the actuarial present value, computed as of February 3, 2024, of the Named Executive Officer’s accrued aggregate pension benefit with respect to the SERP. The actuarial present value of accrued benefits is based on a discount rate of 4.8%, the PRI 2012 Mortality Table with MP 2021 Mortality Projections and an assumed retirement age of 76 for Mr. Paul Marciano and 65 for Mr. Alberini. The assumptions used are the same as those used for financial reporting purposes and contained in Note 13 (Defined Benefit Plans) to the Company’s Consolidated Financial Statements, included as part of the Company’s Fiscal 2024 Annual Report on Form 10-K. See footnote (5) to the “Summary Compensation Table” above for more information concerning the year-over-year changes to the actuarial present value of the accrued aggregate pension benefits with respect to the SERP.

(2)

Mr. Alberini began receiving SERP benefits in January 2021 with respect to his prior service to the Company ending in June 2010. In light of applicable Internal Revenue Code rules, these payments could not be delayed or deferred without incurring significant tax penalties.

The Company adopted the SERP in 2006 to provide certain selected executives with benefits upon retirement, termination of employment, death, disability or a change in control of the Company, in certain prescribed circumstances. The only executive officers that were participants in the SERP as of February 3, 2024 were Messrs. Paul Marciano and Alberini. Mr. Alberini’s benefit was accrued with respect to his service to the Company between 2006 and 2010. Mr. Alberini is not accruing additional SERP benefits with respect to his current service as Chief Executive Officer.

Annual benefits available under the SERP, or SERP Benefits, are calculated by multiplying the participant’s highest average compensation (including base salary and certain annual cash incentives) during any two of the final three full calendar years of employment by a percentage equal to 2.5% for each year of service, subject to a maximum benefit of 60% of such average compensation for Mr. Paul Marciano. Mr. Paul Marciano is fully vested in his SERP Benefits and has already attained the maximum permitted twenty-four years of service for purposes of calculating SERP Benefits. The highest amount of “compensation” (as defined in the SERP) for Mr. Paul Marciano for any year following 2013 that will be taken into account for purposes of calculating his benefits under the plan will be $6,250,000, and if he retires or otherwise has a termination of employment for any reason other than for cause after January 31, 2016, his “average compensation” for purposes of his SERP benefit will be determined as of January 31, 2016.

As noted above, Mr. Alberini is not accruing additional SERP benefits with respect to his service as Chief Executive Officer. His benefit is calculated based on his accrued service and compensation history when he ceased being the Company’s President and Chief Operating Officer in 2010.

SERP Benefits are generally payable over the lifetime of the participant, subject to the advance election by each participant to receive an actuarial equivalent in the form of a ten- or fifteen-year term-certain life annuity or a joint and 50% survivor annuity. The SERP Benefit amounts will be reduced by the amount of a participant’s estimated Social Security benefits. If a participant retires on or after reaching the age of 65, his SERP Benefit will begin to be paid in the form selected by the participant. If a participant’s employment is terminated prior to reaching the age of 65, his SERP Benefit will cease to accrue and he will begin to be paid in the form selected by the participant, commencing following the attainment of age 65. Upon a participant’s death or disability, the participant or his beneficiaries will generally be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit. The SERP provides that if a participant experiences a termination of employment within twelve months following a change in control of the Company, the participant will be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit as if such benefit had been completely vested following such termination.

The present value of Mr. Paul Marciano’s accumulated benefit under the SERP at the end of fiscal 2012 was $37,059,275. Changes in actuarial factors have resulted in the present value of Mr. Paul Marciano’s accumulated benefit under the SERP being less than that amount at the end of each fiscal year subsequent to fiscal 2012. In accordance with applicable SEC rules, in years in which the present value of the benefit decreased, such as in fiscal 2024, fiscal 2023 and fiscal 2022, the change in the present value of the benefit for those fiscal years was reported as $0 (and not the actual amount of the reduction) in the Summary Compensation Table.

Non-Qualified Deferred Compensation Plan Table—Fiscal 2024

The following table sets forth summary information regarding contributions to, earnings on, withdrawals from and account balances under the Company’s Non-Qualified Deferred Compensation Plan, or DCP, for and as of the fiscal year ended February 3, 2024.

Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)(1)	Aggregate Earnings In Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Paul Marciano	—	1,050	266,166	—	3,364,372
Carlos Alberini	—	—	—	—	—
Markus Neubrand	—	—	—	—	—
Fabrice Benarouche	—	—	—	—	—
Dennis Secor	—	—	—	—	—

(1)

There were no discretionary Company contributions with respect to any of the Named Executive Officers during fiscal 2024. The amount in this column represents contributions made by the Company during fiscal 2024 under the terms of the DCP to “make up” for 401(k) match amounts that could not be made to such executive’s account under our tax-qualified 401(k) plan (in which substantially all of our salaried employees are eligible to participate) due to applicable Internal Revenue Code limits. These amounts are also included in Column (i) of the “Summary Compensation Table” above.

(2)

To the extent the executive officers were Named Executive Officers in prior years, the amounts reported in the aggregate balance at last fiscal year end that represented prior base salary and annual cash incentive award deferrals or Company contributions were previously reported as compensation to the Named Executive Officers in our “Summary Compensation Table” as “Salary,” “Non-Equity Incentive Plan Compensation” or “All Other Compensation” in previous years. Amounts reported in the aggregate balance at last fiscal year end that represent earnings in prior years on previously deferred amounts are not reflected in prior period Summary Compensation Tables.

Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their annual cash incentive, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company makes contributions to “make up” for Company match amounts under the Company’s 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits.

Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to lost 401(k) match amounts are subject to the same vesting requirements provided in the Company’s 401(k) plan and amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the Named Executive Officers, Section 409A of the Internal Revenue Code requires that distributions may not occur earlier than six months following the Named Executive Officer’s termination of employment (excluding termination due to disability or death). The DCP is not required to be funded by the Company, until benefits become payable, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to help offset this liability.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to each of our Named Executive Officers in connection with a termination of their employment and/or a change in control of the Company. As prescribed by SEC rules, in calculating the amounts of any potential payments for each Named Executive Officer described below, we have assumed that the termination and/or change in control occurred on the last business day of fiscal 2024. The benefits described below do not include any amounts with respect to fully vested SERP, DCP or 401(k) benefits or vested and unexercised stock options where no additional benefit is provided thereunder to the Named Executive Officer as a result of a termination or change in control. As reflected in the tables below and as discussed below and in the “Description of Plan-Based Awards” section above, outstanding equity-based awards held by our Named Executive Officers may also be subject to accelerated vesting in certain circumstances in connection with a termination of their employment and/or a change in control.

Paul Marciano

Mr. Paul Marciano would not have been entitled to any severance payment if his employment was terminated and/or a change in control occurred as of the last day of fiscal 2024. Mr. Paul Marciano may be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of his employment and in connection with certain change in control events impacting the Company. See “Description of Plan-Based Awards—Performance-Based Restricted Stock Units” above for a description of the material terms of certain of these benefits. Mr. Paul Marciano also received restricted stock unit awards in prior fiscal years that had similar accelerated vesting provisions as the restricted stock unit award granted to Mr. Paul Marciano in fiscal 2024.

The following table sets forth the estimated amounts that Mr. Paul Marciano would have become entitled to under the terms of his award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2024.

Name	Triggering Event	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(1)(2)	Total ($)
Paul Marciano	Death / Disability	4,625,630	4,625,630
	Term. Without Cause or Resign for Good Reason (No Change in Control)	—	—
	Change in Control	—	—
	Term. Without Cause or Resign for Good Reason in Connection with Change in Control	—	—

(1)

Represents the intrinsic value of Mr. Paul Marciano’s unvested restricted stock unit awards that would accelerate in the circumstances indicated. The value of unvested restricted stock and stock unit awards is calculated by multiplying $22.86 (the closing price of the Common Stock on the NYSE on February 2, 2024, the last trading day of fiscal 2024) by the number of shares subject to the accelerated portion of the award.

(2)

In fiscal 2024, Mr. Paul Marciano was granted a restricted stock unit award subject to both time- and performance-based vesting requirements. If there is a “change in control” (as such term is defined in the award agreement) prior to the end of fiscal 2024, the performance-based requirements (but not the subsequent time-based requirements) will be deemed satisfied. None of the awards held by Mr. Paul Marciano would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Paul Marciano’s awards that would vest in connection with the termination of the awards would be $4,625,630. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Carlos Alberini

The Alberini Employment Agreement provides that if Mr. Alberini’s employment with the Company is terminated by the Company without “cause” (as defined in the Alberini Employment Agreement), upon expiration of the term of the agreement then in effect by reason of the Company’s delivery of a notice of non-renewal if the Company did not have cause to deliver such non-renewal notice, or by Mr. Alberini for “good reason” (as defined in the Alberini Employment Agreement), Mr. Alberini will be entitled to receive, the following separation benefits: (1) payment of an aggregate amount equal to two times his base salary, with such amount generally payable in 24 substantially equal monthly installments following the termination of employment (or, in the event such termination of employment occurs within 12 months before, upon or within two years after a change in control (as defined in the agreement), lump sum payment of an aggregate amount equal to two times the sum of his base salary and target annual cash incentive); (2) a pro-rata portion of his annual cash incentive for the year in which the termination occurs (pro-rata based on the number of days of employment during the year and based on actual performance for the year had his employment continued through the year); (3) reimbursement of Mr. Alberini’s life insurance premiums of up to $10,000 per year for up to two years; and (4) payment or reimbursement of Mr. Alberini’s premiums to continue healthcare coverage under COBRA for up to 24 months. Mr. Alberini may also be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of his employment and in connection with certain change in control events impacting the Company. See “Description of Plan-Based Awards” above for a description of the material terms of these benefits with respect to Mr. Alberini’s awards granted during fiscal 2024. Mr. Alberini also received equity awards in prior fiscal years that are outstanding and had the following provisions for accelerated vesting:

Fiscal 2022 and Fiscal 2023 Relative TSR Awards. In fiscal 2022 and fiscal 2023, Mr. Alberini was granted restricted stock units that are eligible to vest based on the Company’s TSR relative to the TSRs of a peer group of companies selected by the Compensation Committee during the performance period of the award. The termination of employment and change in control provisions of this award are similar to the provisions of the 2024 Relative TSR Award granted to Mr. Alberini for fiscal 2024 described above under “Description of Plan-Based Awards—Performance-Based Restricted Stock Units”.

Fiscal 2022 Stock Price Award. In fiscal 2022, Mr. Alberini was granted a restricted stock unit award that is eligible to vest if specified stock price levels for the Common Stock are achieved (Mr. Alberini’s “2022 Stock Price Award”). The award consists of 300,000 restricted stock units that are eligible to vest in four equal installments, with such installments being scheduled to vest, subject to Mr. Alberini’s continued employment, on the later of (i) achievement of the stock price target for that installment and (ii) the “earliest vesting date” for that installment as reflected in the table below:

Tranche	Stock Price Target	Earliest Vesting Date
A	$35.00	6/30/22
B	$40.00	6/30/23
C	$45.00	6/30/24
D	$50.00	6/30/25

For purposes of this award, stock price is measured based on the average closing price of a share of Company Common Stock over a period of 15 consecutive trading days. To the extent the award has not vested as of June 30, 2025, it will terminate on that date. If Mr. Alberini employment terminates due to a termination by the Company without “cause”, by the executive for “good reason” (as such terms are defined in Mr. Alberini’s employment agreement), or if the executive’s employment is terminated due to the executive’s death or “disability” (as defined in Mr. Alberini’s employment agreement) during the performance period, any then-unvested units as to which the applicable stock price target has been met will vest on the executive’s termination date, and any units that remain unvested will terminate. If a change in control of the Company occurs during the performance period, all stock price targets will be deemed met as of the change in control, and any units as to which the earliest vesting date occurs prior to the change in control will vest on the change in control. If the award does not continue following a change in control of the Company or is not assumed or converted by the successor entity, the award will vest in full upon the change in control. If the award continues following the change in control or is assumed or converted by the successor entity, and Mr. Alberini’s employment is terminated by the Company without “cause” or by the executive for “good reason” within 24 months following the change in control, any then-unvested units will vest.

Other Awards. In the event Mr. Alberini’s employment is terminated by the Company without “cause”, by Mr. Alberini for “good reason” (as such terms are defined in his employment agreement), or due to a non-renewal of the term of the employment agreement by the Company, as to each other stock option, restricted stock, restricted stock unit or similar equity award granted to Mr. Alberini by the Company that is then outstanding and otherwise unvested (notwithstanding anything contained in the applicable award agreement or the 2004 Equity Incentive Plan), (a) the equity award will vest as to a pro-rata portion of the number of shares subject to the award covered by the next time and service-based vesting installment applicable to the award that is otherwise scheduled to vest after the date of Mr. Alberini’s termination of employment (pro-rata based on the number of days of employment during the period beginning on the last time and service-based vesting date under the applicable award that occurred prior to the termination of employment and ending on the next time and service-based vesting date under the applicable award that was next scheduled to occur after the termination of employment), and (b) as to an award that is subject to performance-based vesting requirements, the award will remain subject to the applicable performance-based vesting conditions and the pro-rata vesting provided for above will apply only as to the next installment scheduled to vest pursuant to the time and service-based vesting conditions applicable to the award. If, however, such a termination of Mr. Alberini’s employment occurs within 12 months before, upon, or within two years after a change in control, as to each such stock option, restricted stock, restricted stock unit or similar equity award granted to Mr. Alberini by the Company that is then outstanding and otherwise unvested (and did not otherwise accelerate pursuant to the foregoing provisions), the time and service-based vesting condition applicable to the equity award will no longer apply in its entirety, and any performance-based condition and timing of payment of the award will be as provided in the applicable award agreement.

If Mr. Alberini’s employment terminates due to his death or “disability” (as defined in the Alberini Employment Agreement), he will be entitled to receive the following separation benefits: (1) payment of the pro-rata annual cash incentive described above for the year in which his employment terminates except that the pro-rata annual cash incentive will be based on the “target” level of performance for the year and (2) pro-rata accelerated vesting of each of his then outstanding and unvested equity awards as described above.

Mr. Alberini is not entitled to a change in control excise tax gross-up provision under the terms of the Alberini Employment Agreement or any other agreement entered into with the Company. Should Mr. Alberini’s payments, rights or benefits (whether under an employment agreement or any other plan or arrangement) be subject to the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code, the Alberini Employment Agreement provides that such payments, rights or benefits will be reduced to the extent necessary so that no portion of such payments, rights or benefits will be subject to such excise tax, but only if, by reason of such reduction, the net after-tax benefit received by Mr. Alberini will exceed the net after-tax benefit that he would receive if no such reduction was made.

Mr. Alberini’s right to receive the severance benefits described above is generally subject to his providing a release of claims in favor of the Company.

The following table sets forth the estimated amounts that Mr. Alberini would have become entitled to under the terms of his employment agreement and award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2024.

Name	Triggering Event	Cash Severance ($)(1)	Annual Cash Incentive ($)(2)	Medical and Insurance Benefit ($)(3)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(4)(5)		Total ($)
Carlos Alberini	Death / Disability	—	2,400,000	—	6,890		2,406,890
	Term. Without Cause or Resign for Good Reason (No Change in Control)	2,400,000	3,030,572	61,898	6,890		5,499,360
	Change in Control	—	—	—	3,429,000	(6)	3,429,000
	Term. Without Cause or Resign for Good Reason in Connection with Change in Control	7,200,000	3,030,572	61,898	13,042,912		23,335,382

(1)

Represents an amount equal to two times Mr. Alberini’s base salary (or, in the case of a “Term. Without Cause or Resign for Good Reason in Connection with Change in Control,” two times the sum of his base salary and target annual cash incentive).

(2)	Represents the actual cash incentive award paid for fiscal 2024 (except in the case of death or disability, represents a pro-rata portion of the “target” level of annual cash incentive).
(3)	Represents the value of life insurance premium payments and continuing medical coverage for two years following a termination without cause or resignation for good reason.
(4)

Represents the intrinsic value of Mr. Alberini’s unvested restricted stock unit awards that would accelerate in the circumstances indicated. This value is calculated by multiplying $22.86 (the closing price of the Common Stock on the NYSE on February 2, 2024, the last trading day of fiscal 2024) by the number of shares subject to the accelerated portion of the award, and excluding any awards that remained subject to performance-based vesting conditions.

(5)

None of the awards held by Mr. Alberini would automatically vest on a change in control of the Company (other than, as described above, to the extent that Mr. Alberini had already satisfied the time- and service-based vesting requirements as to his 2022 Stock Price Award and the award remained outstanding at the time of a change in control). This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Alberini’s awards that would vest in connection with the termination of the awards would be $16,471,912, inclusive of the amount referenced in note (6) below. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

(6)

As noted above, none of the awards held by Mr. Alberini would automatically vest on a change in control of the Company (other than, as described above, to the extent that Mr. Alberini had already satisfied the time- and service-based vesting requirements as to his 2022 Stock Price Award and the award remained outstanding at the time of a change in control). This amount represents the portion of Mr. Alberini’s 2022 Stock Price Award as to which the time- and service-based vesting conditions were satisfied on June 30, 2022 and June 30, 2023.

Markus Neubrand

The Neubrand Employment Agreement provides that if Guess Europe terminates Mr. Neubrand’s employment for any reason, other than for good cause and other than due to death or disability, Mr. Neubrand will be entitled to a severance benefit of one times his annual rate of base salary plus a pro-rated annual cash incentive (at the target bonus rate in effect on the date of the termination of employment, and with the proration to be based on the portion of the fiscal year worked through the last day of employment), less the amount of Mr. Neubrand’s salary for the relevant notice period.

The following table sets forth the estimated amounts that Mr. Neubrand would have become entitled to under the terms of his employment agreement and award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2024.

Name	Triggering Event	Cash Severance ($)(1)	Annual Cash Incentive ($)(2)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(3)(4)	Total ($)
Markus Neubrand	Death / Disability	—	—	6,077	6,077
	Term. Without Cause (With or Without Change in Control)	538,888	269,444	—	808,331
	Change in Control	—	—	—	—

(1)

Represents an amount equal to one times Mr. Neubrand’s base salary (before giving effect to any reduction for the relevant notice period). This amount was converted from Swiss francs to U.S. dollars at the exchange rate of 1.1345 U.S. dollars per Swiss franc, the average exchange rate used by the Company for financial reporting purposes for the period during which Mr. Neubrand was employed during fiscal 2024.

(2)

Represents Mr. Neubrand’s target annual cash incentive. This amount was converted from Swiss francs to U.S. dollars at the exchange rate of 1.1345 U.S. dollars per Swiss franc, the average exchange rate used by the Company for financial reporting purposes for the period during which Mr. Neubrand was employed during fiscal 2024.

(3)

Represents the value of the portion of Mr. Neubrand’s unvested restricted stock units that would accelerate in the circumstances indicated. This value is calculated by multiplying $22.86 (the closing price of the Common Stock on the NYSE on February 2, 2024, the last trading day of fiscal 2024) by the number of shares subject to the accelerated portion of the award.

(4)

None of the awards held by Mr. Neubrand would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Neubrand’s awards that would vest in connection with the termination of the awards would be $331,287. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Fabrice Benarouche

Mr. Benarouche would not have been entitled to any severance payment if his employment was terminated and/or a change in control occurred as of the last day of fiscal 2024. Mr. Benarouche may be entitled to certain accelerated vesting of outstanding equity awards in connection with certain terminations of his employment. See “Description of Plan-Based Awards—Performance-Based Restricted Stock Units” above for a description of the material terms of certain of these benefits.

The following table sets forth the estimated amounts that Mr. Benarouche would have become entitled to under the terms of his award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2024.

Name	Triggering Event	Cash Severance ($)	Annual Cash Incentive ($)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(1)(2)	Total ($)
Fabrice Benarouche	Death / Disability	—	—	18,420	18,420
	Term. Without Cause (With or Without Change in Control)	—	—	—	—
	Change in Control	—	—	—	—

(1)

Represents the value of the portion of Mr. Benarouche’s unvested restricted stock units that would accelerate in the circumstances indicated. This value is calculated by multiplying $22.86 (the closing price of the Common Stock on the NYSE on February 2, 2024, the last trading day of fiscal 2024) by the number of shares subject to the accelerated portion of the award.

(4)

None of the awards held by Mr. Benarouche would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Benarouche’s awards that would vest in connection with the termination of the awards would be $748,962. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

Dennis Secor

The Secor Employment Agreement (as amended by the Secor Amendment described above) provided that if Mr. Secor’s employment with the Company was terminated by the Company without “cause” (as defined in the Secor Employment Agreement) or by Mr. Secor for “good reason” (as defined in the Secor Employment Agreement), in either case before March 31, 2024, Mr. Secor would be entitled to receive the following separation benefits: (1) continued payment of his base salary through March 31, 2024; (2) payment of the retention bonus provided in the Secor Amendment; and (3) full acceleration of the “restricted stock unit award” (as defined in the Secor Amendment).

If Mr. Secor’s employment terminated due to his death or “disability” (as defined in the Secor Employment Agreement) before March 31, 2024, he would have been entitled to receive the following separation benefits: (1) pro-rata payment of the retention bonus provided in the Secor Amendment and (2) pro-rata accelerated vesting of the restricted stock unit award provided in the Secor Amendment.

Mr. Secor was not entitled to a change in control excise tax gross-up provision under the terms of the Secor Employment Agreement, the Secor Amendment or any other agreement entered into with the Company. If Mr. Secor’s payments, rights or benefits (whether under an employment agreement or any other plan or arrangement) had been subject to the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code, the Secor Employment Agreement provides that such payments, rights or benefits would be reduced to the extent necessary so that no portion of such payments, rights or benefits will be subject to such excise tax, but only if, by reason of such reduction, the net after-tax benefit received by Mr. Secor will exceed the net after-tax benefit that he would receive if no such reduction was made.

Mr. Secor’s right to receive the severance benefits described above was generally subject to his providing a release of claims in favor of the Company.

The following table sets forth the estimated amounts that Mr. Secor would have become entitled to under the terms of his employment agreement and award agreements evidencing outstanding equity awards had his employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2024.

Name	Triggering Event	Cash Severance ($)(1)	Cash Retention ($)(2)	Value of Accelerated Restricted Stock, Restricted Stock Units and Unvested Options ($)(3)(4)	Total ($)
Dennis Secor	Death / Disability	—	295,492	357,962	653,454
	Term. Without Cause or Resign for Good Reason (With or Without Change in Control)	11,712	350,000	431,208	792,921
	Change in Control	—	—	—	—

(1)	Represents an amount equal to Mr. Secor’s base salary payments from the last business day of fiscal 2024 through March 31, 2024 following a termination without cause or resignation for good reason.
(2)	Represents the retention bonus awarded under the Secor Amendment (except in the case of death or disability, represents a pro-rata portion of the retention bonus).
(3)

Represents the value of the portion of Mr. Secor’s unvested restricted stock units that would accelerate in the circumstances indicated. This value is calculated by multiplying $22.86 (the closing price of the Common Stock on the NYSE on February 2, 2024, the last trading day of fiscal 2024) by the number of shares subject to the accelerated portion of the award.

(4)

None of the awards held by Mr. Secor would automatically vest on a change in control of the Company. This presentation assumes that the awards would be continued following the transaction or assumed or converted by a successor entity. If the awards were to be terminated in connection with the transaction (and not assumed or converted by a successor entity), all of the outstanding and unvested equity awards held by the executive would accelerate. In such circumstances, the value of Mr. Secor’s awards that would vest in connection with the termination of the awards would be $431,208. To the extent the awards accelerated in connection with a termination of the awards, there would be no additional accelerated vesting value with respect to such awards in connection with a termination of employment.

The Amended and Restated Secor Employment Agreement, which took effect in fiscal 2025, generally provides that if Mr. Secor’s employment with the Company ends before March 31, 2025, due to his death or disability, he will be entitled to a pro-rata target bonus for fiscal year 2025 and pro-rata vesting of his April 2024 restricted stock unit award. The Amended and Restated Secor Employment Agreement generally provides that if Mr. Secor’s employment with the Company is terminated by the Company without “cause” (as defined in that agreement), or by Mr. Secor for “good reason” (as defined in that agreement), before March 31, 2025, Mr. Secor will be entitled to his full target bonus for fiscal year 2025, continued payment of base salary through March 31, 2025, and full vesting of his April 2024 restricted stock unit award, subject to his execution of a release of claims in favor of the Company.

CEO Pay-Ratio Disclosure

Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement the ratio of the total annual compensation of our principal executive officer for fiscal 2024, Mr. Alberini, to the median of the total annual compensation of all of our employees (excluding our CEO). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our CEO’s total compensation for fiscal 2024 was $8,154,475, and the median of the total fiscal 2024 compensation of all of our employees (excluding our CEO) was $16,682. Accordingly, we estimate the ratio of our CEO’s total compensation for fiscal 2024 to the median of the total fiscal 2024 compensation of all of our employees (excluding our CEO) to be 489 to 1.

To identify the median employee, we used the following methodology:

•

We selected November 1, 2023 (approximately three months prior to our fiscal year end) as the date we would use to determine the employee population to be used in determining the median employee. We determined that, as of that date, we (including our subsidiaries) employed 12,429 employees, including full-time, part-time, seasonal and temporary employees. Of the 12,429 employees, 7,744 were employed outside of the United States.

•

As permitted by the SEC rules, from that group of employees, we excluded all employees who were employed in the following countries (a total of 589 employees): Brazil (122 employees), Portugal (216 employee) and Turkey (251 employees). The total number of excluded employees equaled approximately 4.7% of the total employee population as of November 1, 2023, resulting in a total employee population of 11,840 that was used in determining the median employee.

•

We used total cash compensation paid in calendar 2023 to determine the median employee. We believe total cash compensation for all employees is an appropriate measure because we do not distribute equity awards to all employees. We did not make any cost-of-living adjustments in identifying the median employee.

•	Compensation values for our non-U.S. employees were converted to U.S. dollars by using the same foreign currency exchange rates that we use for financial reporting purposes.

•

As permitted by the SEC rules, we annualized the compensation of employees (other than seasonal and temporary employees) who were employed with us on November 1, 2023 but were not employed for all of 2023. We did not annualize the compensation of seasonal or temporary employees, or for time spent on furlough, and we did not convert the compensation of part-time employees to a full-time equivalency.

Applying this methodology, we determined that our median employee was a part-time, hourly retail store associate in one of our U.S. store locations. Once the median employee was identified as described above, that employee’s total annual compensation for fiscal 2024 was determined using the same rules that apply to reporting the compensation of our Named Executive Officers (including our CEO) in the “Total” column of the Summary Compensation Table. The total compensation amounts included in the first paragraph of this pay-ratio disclosure were determined based on that methodology.

This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance
The following summarizes the relationship between our CEO’s, and our other Named Executive Officers’, total compensation paid and our financial performance for the fiscal years shown in the table (in this discussion, our CEO is also referred to as our principal executive officer or “PEO”, and our Named Executive Officers other than our CEO are referred to as our
“Non-PEO
NEOs”):

			Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for CEO ($)(1)(2)	Compensation Actually Paid to CEO ($)(3)			Guess TSR ($)(4)	S&P 1500 Apparel Retail Index TSR ($)(4)	Guess Net Income ($ thousands) (5)	Guess Adjusted Earnings From Operations ($ thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	8,154,475	7,347,317	3,938,956	4,277,386	122.83	171.39	198,199	255,600
2023	5,094,130	9,983,960	3,519,862	1,421,161	115.92	138.95	149,610	262,934
2022	15,729,716	14,260,731	7,310,512	6,839,531	104.22	122.98	171,363	310,579
2021	7,207,281	13,583,122	6,488,556	10,853,459	110.61	110.43	(81,229)	32,079

(1)
Mr. Alberini was our CEO for each of the fiscal years included in the table above. For each of fiscal years 2021 and 2022, our
Non-PEO
NEOs were Mr. Paul Marciano and Ms. Anderson. For fiscal year 2023, our
Non-PEO
NEOs were Mr. Paul Marciano, Mr. Secor, and Ms. Anderson. For fiscal year 2024, our
Non-PEO
NEOs were Mr. Paul Marciano, Mr. Neubrand, Mr. Benarouche, and Mr. Secor.

(2)
See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our CEO for each fiscal year covered in the table. The average compensation for the
Non-PEO
NEOs for each fiscal year covered in the table was also calculated from the Summary Compensation Table above.

(3)
For purposes of this table, the compensation actually paid (also referred to as “CAP”) to each of our NEOs means the NEO’s total compensation as reflected in the Summary Compensation Table for the applicable fiscal year and adjusted for the following with respect to each NEO:

•	Less the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year,

•	Plus the fiscal year-end value of Guess option and stock awards granted in the covered fiscal year which were outstanding and unvested at the end of the covered fiscal year,

•
Plus/(less) the change in value as of the end of the covered fiscal year as compared to the value at the end of the prior fiscal year for Guess option and stock awards which were granted in prior fiscal years and were outstanding and unvested at the end of the covered fiscal year,

•	Plus the vesting date value of Guess option and stock awards which were granted and vested during the same covered fiscal year,

•
Plus/(less) the change in value as of the vesting date as compared to the value at the end of the prior fiscal year for Guess option and stock awards which were granted in prior fiscal years and vested in the covered fiscal year,

•
Less, as to any Guess option and stock awards which were granted in prior fiscal years and were forfeited during the covered fiscal year, the value of such awards as of the end of the prior fiscal year,

•
Plus the dollar value of any dividends or other earnings paid during the covered fiscal year on outstanding and unvested Guess stock awards (no dividends or dividend equivalents are credited with respect to Guess options and, for other Guess awards, the crediting of dividend equivalents has been taken into account in determining the applicable fiscal year-end
or vesting date value of the award),

•
Plus, as to a Guess option or stock award that was materially modified during the covered fiscal year, the amount by which the value of the award as of the date of the modification exceeds the value of the original award on the modification date (none of the Guess option or stock awards held by the NEOs were materially modified during the fiscal years covered by the table).

In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions we then

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8

used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our Annual Report on Form
10-K
each fiscal year and the footnotes to the Summary Compensation Table that appears in our annual Proxy Statement.
The table above reflects the CAP (determined as noted above) for our CEO and, for our
Non-PEO
NEOs, the average of the CAPs determined for the
Non-PEO
NEOs for each of the fiscal years shown in the table.
The following table provides a reconciliation of the Summary Compensation Table Total to Compensation Actually Paid for our CEO.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for CEO	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Summary Compensation Table Total	8,154,475	5,094,130	15,729,716	7,207,281
Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(3,800,007)	(3,800,000)	(10,861,253)	(3,808,221)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	4,152,260	4,073,265	8,874,748	9,676,875
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	(1,675,557)	747,924	1,061,066	2,242,875
Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	669,066	—	—	—
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(152,920)	3,868,641	(543,546)	(1,735,688)
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—
Compensation Actually Paid	7,347,317	9,983,960	14,260,731	13,583,122
The following table provides a reconciliation of the average of the Summary Compensation Table Total for the
Non-PEO
NEOs for a fiscal year to the average of the Compensation Actually Paid for the
Non-PEO
NEOs for that fiscal year.

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-PEO NEOs	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Summary Compensation Table Total	3,938,956	3,519,862	7,310,512	6,488,556
Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	(1,454,350)	(1,615,002)	(2,662,509)	(2,667,741)
Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	1,372,383	1,012,461	2,200,626	7,558,018
Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	2,028	91,193	(385,384)	324,876
Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	538,267	—	—	—
Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(119,898)	(126,041)	376,286	(850,250)
Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(1,461,312)	—	—
Compensation Actually Paid	4,277,386	1,421,161	6,839,531	10,853,459

(4)
Guess TSR represents cumulative total shareholder return on a fixed investment of $100 in the Company’s common stock for the period beginning on the last trading day of fiscal year 2020 through the end of the applicable fiscal year, and is calculated assuming the reinvestment of dividends. S&P 1500 Apparel Retail Index TSR represents cumulative total shareholder return on a fixed investment of $100 in the S&P 1500 Apparel Retail Index for the period beginning on the last trading day of fiscal year 2020 through the end of the applicable fiscal year, and is calculated assuming the reinvestment of dividends. The following chart illustrates the CAP for our CEO and the average CAP for our
Non-PEO
NEOs for each of the last four fiscal years against the Company’s total shareholder return
and
the total shareholder return for the S&P 1500 Apparel Retail Index (each calculated as described above) over that period of time.

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(5)
This column shows the Company’s net income for each fiscal year covered by the table. The following chart illustrates the CAP for our CEO and the average CAP for our
Non-PEO
NEOs for each of the last four fiscal years against the Company’s net income for each of those years.

(6)
This column shows the Company’s earnings from operations (in each case, excluding the impact of certain specified litigation
charges, certain professional service and legal fees and related costs, reorganization charges, impairment charges, acquisition charges, and tax and accounting related matters) for each fiscal year covered by the table. We consider earnings from operations to be a key metric in our executive compensation program, used in determining the fiscal year 2024 payouts under our Bonus Plan as well as in determining vesting for a portion of the restricted stock units awarded to each of the Named Executive Officers (other than Mr. Secor). See the “Compensation Discussion and Analysis” section of this Proxy Statement for more information regarding the use of this performance measure in our executive compensation program
. The following chart illustrates the CAP for our CEO and the average CAP for our

10
1

Non-PEO NEOs for each of the last four fiscal years against the Company’s earnings from operations (as adjusted) for each of those years.

Following is an unranked list of the Company’s financial performance measures we consider most important in linking the compensation actually paid to our NEOs for fiscal year 2024 with the Company’s performance.

•
Adjusted Earnings from Operations (used in our fiscal year 2024 Bonus Plan and in determining vesting for a portion of the restricted stock units awarded to the Named Executive Officers (other than Mr. Secor)

•	Relative Total Shareholder Return (used in determining vesting for a portion of the restricted stock units awarded to Mr. Alberini, Mr. Neubrand and Mr. Benarouche)

•	Adjusted Licensing Segment Earnings from Operations (used in determining vesting for a portion of the restricted stock units awarded to Mr. Paul Marciano)
See the “Compensation Discussion and Analysis” section of this Proxy Statement for more information regarding the use of these performance measures in our executive compensation program.
In addition to the financial performance measures listed above, the Company views its stock price, upon which the value of all of the equity awards granted by the Company is dependent and upon which the vesting of Mr. Alberini’s 2022 Stock Price Award is dependent, as a key performance-based component of its executive compensation program in order to further align the interests of the Company’s senior management with the interests of the Company’s shareholders.

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2

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding options and restricted stock unit awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants, in each case, as of February 3, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	3,618,943	(1)	15.6943	(2)	6,262,673	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,618,943		15.6943		6,262,673

(1)

Of these shares, 2,140,602 shares were subject to outstanding stock options and 1,478,341 shares were subject to outstanding restricted stock units. This number does not include 468,890 shares that were subject to then-outstanding, but unvested, restricted stock awards. The 1,478,341 shares subject to outstanding restricted stock unit awards includes outstanding restricted stock unit awards subject to performance-based vesting conditions assuming that the “target” level of performance was attained.

(2)	This weighted-average exercise price does not reflect the 1,478,341 shares that will be issued upon the vesting of outstanding restricted stock units.
(3)

Of these shares, (i) 3,628,245 shares were available for future issuance under stock options, SARs, restricted stock awards, stock units, performance share awards or performance units under the Company’s 2004 Equity Incentive Plan (the terms of which provide that shares issued in respect of any “full-value award” (which includes awards other than options and stock appreciation rights) will be counted as 1.60 shares for every 1 share actually issued in connection with the award) and (ii) 2,634,428 shares were available for future issuance pursuant to the Company’s 2002 Employee Stock Purchase Plan. This table does not reflect the 3,890,000 additional shares that will be available under the 2004 Equity Incentive Plan if shareholders approve Proposal No. 4 at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to the Company as of the Record Date, April 5, 2024, with respect to shares of Common Stock held by (i) each director and director nominee for election at the Annual Meeting, (ii) our Named Executive Officers (as defined under “Executive and Director Compensation—Compensation Discussion and Analysis” above), (iii) all of our current directors and executive officers as a group and (iv) each person believed by us to beneficially own more than 5% of our outstanding shares of Common Stock.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Paul Marciano(3)(4)	13,465,180	25.0%
Carlos Alberini(5)	2,433,251	4.5%
Markus Neubrand(5)	396	*
Fabrice Benarouche(5)	279,040	*
Dennis R. Secor(5)	44,557	*
Thomas J. Barrack, Jr.(5)	9,825	*
Anthony Chidoni(5)	209,425	*
Cynthia Livingston(5)(6)	39,895	*
Elsa Michael(5)	0	*
Deborah Weinswig(5)	19,173	*
Alex Yemenidjian(5)	169,243	*
All current directors and executive officers as a group (10 persons)(7)	16,669,985	30.3%
Maurice Marciano(4)(8)	10,951,897	20.5%
BlackRock, Inc.(9) 50 Hudson Yards, New York, New York, 10001	4,895,916	9.2%
Deutsche Bank AG(10) Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany	4,232,712	7.9%
Dimensional Fund Advisors LP(11) 6300 Bee Cave Road, Building One, Austin, Texas, 78746	3,503,612	6.6%
The Vanguard Group(12) 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355	3,354,506	6.3%

*	Less than 1.0%
(1)

Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. This table is based upon information supplied by officers, directors and principal shareholders. Except as indicated above, the business address for each person is: c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021.

(2)

The number of shares outstanding used in calculating the percentages for each person includes shares that may be acquired by such person upon the exercise of options exercisable or restricted stock units vesting within 60 days of April 5, 2024 but excludes shares underlying options or restricted stock units held by any other person. The percent of beneficial ownership is based on 53,462,783 shares of Common Stock outstanding on April 5, 2024.

(3)

Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 82,736 shares held directly, 10,572,130 shares held indirectly through the Paul Marciano Trust; 394,500 shares held indirectly through the Paul Marciano Foundation; 1,081,700 shares held indirectly through ENRG Capital Holdings, LLC (with respect to which he has sole voting power over 270,425 shares and no voting power over the remainder); 170,666 shares held indirectly through G Financial Holdings, LLC (with respect to which he has no voting power); 339,005 shares held indirectly through G Financial Holdings II, LLC (with respect to which he has no voting power); 105,977 shares held indirectly through Exempt Gift Trust under the Next Step Trust; 370,309 shares held indirectly through the Nonexempt Gift Trust under the Next Step Trust; and 348,157 shares that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2024. Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of April 5, 2024. Amounts exclude 202,346 restricted stock units subject to time-based vesting restrictions. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Maurice Marciano in footnote (8) below: 4,325,109 shares held by the Maurice Marciano Trust LLC (with respect to which Paul Marciano has shared voting and investment power); 103,801 shares held by Next Step Capital LLC (with respect to which Paul Marciano has shared voting power over 11,400 shares, sole voting power over 92,401 shares, and shared investment power); 554,940 shares held by Next Step Capital II, LLC (with respect to which Paul Marciano has shared voting power over 277,470 shares, sole voting power over 277,470 shares, and shared investment power); 1,200,000 shares held indirectly through Carolem Capital, LLC (with respect to which Paul Marciano has shared voting power over 300,000 shares, sole voting power over 900,000 shares, and shared investment power); and 349,491 shares held by MM 2020 Exempt Trust (with respect to which Paul Marciano has sole voting power and no investment power).
(4)

Each of Mr. Paul Marciano and Mr. Maurice Marciano (together, the “Marcianos”) is party to a voting agreement (each, a “Voting Agreement”) with the Company, pursuant to which the Marcianos have each agreed to vote a specified portion of their shares of Common Stock in direct proportion to the manner in which all other shares of Common Stock over which they do not have voting power are voted (or not voted) on the proposals at the Annual Meeting, as follows: Mr. Paul Marciano, 201,153 shares of Common Stock; and Mr. Maurice Marciano, 201,153 shares of Common Stock. This means that these shares of Common Stock will be voted to reflect voting results with respect to “shares voted for”, “shares voted against”, “shares abstained”, “shares withheld”, “broker non-votes” and “shares not present at the meeting” proportionate to the aggregate voting results at the Annual Meeting by all other holders of shares of Common Stock as of the Record Date.

(5)

Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of April 5, 2024, as follows: Carlos Alberini, 948,157 shares (Mr. Alberini’s amounts do not include an additional 639,491 restricted stock units subject to performance and time-based vesting restrictions); Markus Neubrand no shares (Mr. Neubrand’s amounts do not include 14,492 restricted stock units subject to performance and time-based vesting restrictions); Fabrice Benarouche, 178,300 shares (Mr. Benarouche’s amounts do not include 11,326 restricted stock units subject to performance-based vesting conditions); Dennis Secor, no shares (Mr. Secor’s amounts do not include 11,078 restricted stock units subject to time-based vesting restrictions); Thomas J. Barrack, Jr. no shares; Anthony Chidoni, no shares; Cynthia Livingston, no shares; Deborah Weinswig, no shares; Alex Yemenidjian, no shares; and Elsa Michael, no shares.

(6)	Ms. Livingston is not standing for election at the Annual Meeting and will retire from the Board immediately prior to the Annual Meeting.
(7)	Includes: 1,474,614 shares of Common Stock that may be acquired upon the exercise of options within 60 days of April 5, 2024.
(8)

Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 4,325,109 shares held indirectly through the Maurice Marciano Trust (with respect to which he has shared voting and investment power); 103,801 shares held indirectly through Next Step Capital LLC (with respect to which he has shared voting power over 11,400 shares, no voting power over the remainder, and shared investment power); 554,940 shares held indirectly through Next Step Capital II, LLC (with respect to which he has shared voting power over 277,470 shares, no voting power over the remainder, and shared investment power); 70 shares held indirectly through the Maurice Marciano Gift Trust FBO Caroline Marciano (with respect to which he has shared voting and investment power); 1,347,650 shares held indirectly through MM CRUT, LLC (with respect to which he has shared voting and investment power); 1,126,832 shares held indirectly through MM CRUT II, LLC (with respect to which he has shared voting and investment power); 1,200,000 shares held indirectly through Carolem Capital, LLC (with respect to which he has shared voting power over 300,000 shares, no voting power over the remainder, and shared investment power); 1,493,419 shares held indirectly through Maurice Marciano Charitable Remainder Unitrust II (with respect to which he has shared voting and investment power); 264,384 shares held indirectly through G2 Trust (with respect to which he has shared voting and investment power); 136,201 shares held indirectly through Exempt G2 Trust (with respect to which he has shared voting and investment power); 349,491 shares held indirectly through MM 2020 Exempt Trust (with respect to which he has no voting power and shared investment power); and 50,000 shares held indirectly through the Maurice Marciano Family Foundation (with respect to which he has shared voting and investment power). Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of April 5, 2024. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Paul Marciano in footnote (3) above: 170,666 shares held by G Financial Holdings LLC (with respect to which Maurice Marciano has shared voting power and no investment power); and 339,005 shares held by G Financial Holdings II, LLC (with respect to which Maurice Marciano has shared voting power and no investment power).
(9)

With respect to information relating to BlackRock, Inc., we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on January 24, 2024. According to the Schedule 13G/A, as of December 31, 2023, BlackRock, Inc. reported sole voting power with respect to 4,704,922 shares and sole dispositive power over 4,895,916 shares.

(10)

With respect to information relating to Deutsche Bank AG, we have relied solely on information supplied by such entity on a Schedule 13G filed with the SEC on February 13, 2024. According to the Schedule 13G, as of December 29, 2023, Investment Bank of Deutsche Bank AG and its subsidiaries and affiliates collectively reported sole voting and dispositive power with respect to 4,232,712 shares, including 1,688,577 common shares, 522,135 shares if convertible bonds are converted, and 2,022,000 shares if call options are exercised.

(11)

With respect to information relating to Dimensional Fund Advisors LP, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 14, 2024. According to the Schedule 13G/A, as of December 29, 2023, Dimensional Fund Advisors LP reported sole voting power with respect to 3,442,962 shares and sole dispositive power with respect to 3,503,612 shares.

(12)

With respect to information relating to The Vanguard Group, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 13, 2024. According to the Schedule 13G/A, as of December 29, 2022, The Vanguard Group reported sole voting power with respect to no shares, shared voting power with respect to 22,343 shares, sole dispositive power with respect to 3,304,771 shares and shared dispositive power with respect to 49,735 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under our written Related Person Transactions Policy, a related person transaction (as defined below) may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer, (ii) any person who is known to be the owner of 5% or more of any class of our voting securities, (iii) any immediate family member, as defined in the policy, of any of the foregoing persons, and (iv) any entity in which any of the foregoing persons is an officer, general partner or otherwise controls such entity. “Related person transaction” is defined in the policy as a transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (a) the Company was or is to be a party or a participant, (b) the amount involved exceeds or reasonably can be expected to exceed $120,000, and (c) any of the foregoing persons had or will have a direct or indirect material interest.

All directors and executive officers are required under the Related Person Transactions Policy to notify the Company’s General Counsel of any potential or actual related person transaction as soon as they become aware of any such transaction. The General Counsel then presents any related person transactions to the Audit Committee for consideration. Among other relevant factors, the Audit Committee may consider the following: (i) the size and materiality of the transaction and the amount of consideration payable to a related person, (ii) the nature of the interest of the applicable related person, (iii) whether the transaction may involve a conflict of interest, (iv) whether the transaction involves the provision of goods or services to the Company that are readily available from unaffiliated third parties upon better terms, and (v) whether there are business reasons to enter into the transaction.

The Company and its subsidiaries periodically enter into transactions with certain entities (the “Marciano Entities”) that are owned by or for the respective benefit of Paul Marciano, who is an executive and member of the Board of the Company, and Maurice Marciano, who is the brother of Paul Marciano and was a member of the Board until his retirement in September 2023.

Each of the related transactions described below except the vendor collaboration with the Beverage Company is currently ongoing in a manner and with values generally consistent with fiscal 2024.

Leases

The Company leases warehouse and administrative facilities from certain of the Marciano Entities. There were four of these leases in effect as of February 3, 2024 with expiration or option exercise dates ranging from calendar years 2025 to 2030, including two leases with respect to the Company’s North American corporate headquarters in Los Angeles, California (the “Los Angeles Location”), a lease for the Company’s Canadian warehouse and administrative facility in Montreal, Quebec (the “Montreal Location”) and a lease for the Company’s showroom and office space in Paris, France (the “Paris Location”).

In August 2023, the Company (through a wholly-owned Canadian subsidiary) entered into a three-year lease extension through August 2026 with respect to the Montreal Location. All other material terms in the previously existing lease for the Montreal Location (including base rent of approximately CAD$0.6 million ($0.4 million) per year) remain the same.

Aggregate lease costs recorded under the leases for the Los Angeles Location were $7.5 million for fiscal 2024. The Marciano Entities have a 100% ownership interest in the Los Angeles Location, with Mr. Maurice Marciano having a 56.3% ownership interest and Mr. Paul Marciano having a 43.7% ownership interest. Accordingly, Mr. Maurice Marciano’s interest in the lease amounts for the Los Angeles Location was $4.2 million for fiscal 2024, and Mr. Paul Marciano’s interest in the lease amounts for the Los Angeles Location was $3.3 million for fiscal 2024.

Aggregate lease costs recorded under the lease for the Montreal Location were $0.4 million for fiscal 2024. The Marciano Entities have a 100% ownership interest in the Montreal Location, with each of Mr. Maurice Marciano and Mr. Paul Marciano having a 50% ownership interest. Accordingly, the interest in the lease amounts for the Montreal Location for each of Mr. Maurice Marciano and Mr. Paul Marciano was $0.2 million for fiscal 2024.

Aggregate lease costs recorded under the lease for the Paris Location were $1.2 million for fiscal 2024. The Marciano Entities have a 66.7% ownership interest in the Paris Location, with each of Mr. Maurice Marciano and Mr. Paul Marciano having a 33.3% ownership interest. Accordingly, the interest in the lease amounts for the Paris Location for each of Mr. Maurice Marciano and Mr. Paul Marciano was $0.4 million for fiscal 2024.

The Company believes that the terms of the related party leases are no less favorable to the Company than would have been available from unaffiliated third parties.

Employment of Family Members

Nicolai Marciano, the son of Paul Marciano, is employed by the Company as Chief New Business Development Officer. For fiscal 2024, Mr. Nicolai Marciano received an annual base salary of $255,000 and a $100,000 annual incentive award (paid in accordance with the Company’s Bonus Plan during the first quarter of fiscal 2025 with respect to fiscal 2024 performance). Mr. Nicolai Marciano was entitled to participate during fiscal 2024 in the retirement, health and welfare benefit plans generally available to other salaried employees of the Company. In addition, the Company granted Mr. Nicolai Marciano, on March 22, 2023, 10,000 shares of restricted Company Common Stock that is scheduled to vest, subject to his continued employment through the applicable vesting date, in equal 25% installments on January 5 of 2024, 2025, 2026 and 2027.

Aurelie Benarouche, the spouse of Fabrice Benarouche, is employed by the Company as a Senior Merchandiser Manager. For fiscal 2024, Ms. Benarouche received an annual base salary of $102,550. She was also entitled to participate during fiscal 2024 in the retirement, health and welfare benefit plans generally available to other salaried employees of the Company.

Benyamin Benarouche, the sibling of Fabrice Benarouche, is employed by the Company as a Supply Chain Finance Analyst. For fiscal 2024, Mr. Benyamin Benarouche received an annual base salary of $90,000. He was also entitled to participate during fiscal 2024 in the retirement, health and welfare benefit plans generally available to other salaried employees of the Company.

Aircraft Arrangements

The Company periodically charters aircraft owned by certain of the Marciano Entities through informal arrangements with such Marciano Entities and independent third-party management companies contracted by such Marciano Entities to manage their aircraft. The Marciano Entities have a 100% ownership interest in the aircraft, with each of Mr. Maurice Marciano and Mr. Paul Marciano having a 50% ownership interest. The total fees paid by the Company to the independent third-party management companies under these arrangements for fiscal 2024 were approximately $3.8 million. The approximate dollar value of the amount of each of Mr. Maurice Marciano’s and Mr. Paul Marciano’s interest in these transactions was $1.4 million for fiscal 2024. The Company believes that the terms of the charter arrangements are no less favorable to the Company than would have been available from unaffiliated third parties.

Minority Investment

The Company has a 30% ownership interest in a privately-held men’s footwear company (the “Footwear Company”). The Marciano Entities have a 45% ownership interest in the Footwear Company, with each of Mr. Maurice Marciano and Mr. Paul Marciano having a 22.5% ownership interest. Accordingly, each of Mr. Maurice Marciano and Mr. Paul Marciano has a 22.5% interest in each of the transactions between the Company and the Footwear Company described below.

In fiscal 2021, the Company provided the Footwear Company with a $2.0 million revolving credit facility at an annual interest rate of 2.75% and a maturity date of November 2023. In October 2023, the Company and the Footwear Company amended the revolving credit facility to extend the term by three years to November 30, 2026 and to adjust the interest rate, effective December 1, 2023, to a floating rate equal to the one month term SOFR plus 1.75% per annum. As of February 3, 2024 and January 28, 2023, the Company had a note receivable of $0.6 million and $0.4 million, respectively, included in other assets in its consolidated balance sheets related to outstanding borrowings by the Footwear Company under this revolving credit facility.

In May 2022, the Company entered into a Fulfillment Services Agreement with the Footwear Company under which the Company provides certain fulfillment services for the Footwear Company’s U.S. wholesale and e-commerce businesses from the Company’s U.S. distribution center on a cost-plus 5% basis. The Footwear Company also pays rent to the Company for the use of a small office space in the Company’s U.S. headquarters. In June 2022, the Company (through a wholly-owned Swiss subsidiary) entered into a Distributorship Agreement with the Footwear Company under which the Company was designated as the exclusive distributor (excluding e-commerce) for the Footwear Company in the European Union and other specified countries. The Distributorship Agreement provided for (i) the Company to receive a 35% discount from the Footwear

Company’s wholesale prices, (ii) no minimum sales requirements or advertising spending requirements for the Company; (iii) an initial 15 month term with annual renewals thereafter, and (iv) other standard terms and conditions for similar arrangements. In May 2023, the Distributorship Agreement was amended to (i) reflect a reduction in the amount of sales services to be performed by the Company, (ii) revise the wholesale discount to 22% and (iii) provide an annual 2% advertising commitment by the Company. During fiscal 2024, there were approximately $14,500 in fees received with respect to the U.S. fulfillment services, approximately $16,500 in fees received with respect to office rent and approximately $167,500 in amounts paid related to the distributorship arrangements.

Vendor Purchases

The Company purchases faux fur products from a privately-held fashion accessories company (the “Fashion Company”). The Marciano Entities have a 16% ownership interest in the Fashion Company, with each of Mr. Maurice Marciano and Mr. Paul Marciano having an 8% ownership interest. In addition, Carlos Alberini, Chief Executive Officer of the Company, has a 4% ownership interest in the Fashion Company. The total payments made by the Company to the Fashion Company were approximately $3.7 million during fiscal 2024. Based on their respective ownership interests in the Fashion Company, the approximate dollar value of the amount of each individual’s interest in these transactions for fiscal 2024 were approximately (i) for each of Mr. Maurice Marciano and Mr. Paul Marciano, $0.3 million, and (ii) for Mr. Alberini, $0.1 million. The Company believes that the price paid by the Company for the Fashion Company’s products and the terms of the transactions between the Company and the Fashion Company have not been affected by this passive investment of Messrs. Marciano and Mr. Alberini in the Fashion Company.

Vendor Collaboration

During April 2023, the Company entered into a co-branding collaboration arrangement in connection with a large-scale music festival with a privately-held alcoholic beverage company (the “Beverage Company”). The Marciano Entities have a 15% ownership interest in the Beverage Company, with each of Mr. Maurice Marciano and Mr. Paul Marciano having a 7.5% ownership interest. In addition, Nicolai Marciano, the Chief New Business Development Officer of the Company and son of Mr. Paul Marciano, has a 1.4% ownership interest in the Beverage Company. Accordingly, each of Mr. Maurice Marciano and Mr. Paul Marciano has a 7.5% interest and Mr. Nicolai Marciano has a 1.4% interest in the transaction between the Company and the Beverage Company described below.

The co-branding arrangement provided for (i) the Beverage Company to pay a $100,000 fee, provide certain beverage products, facilitate the acquisition of additional third-party sponsors for the event and co-brand its social media posts with the Company and (ii) the Company to engage social-media influencers to attend the event and promote both companies through social-media posts, and provide promotional travel, lodging, hospitality and other ancillary expenses for select attendees at the co-branded event.

Charitable Donations

During fiscal year 2024, the Company made donations to Smile Project, a charitable organization of which director nominee Elsa Michael is co-founder and president, consisting of monetary donations of approximately $22,000 made through the Guess Foundation (Italy) and product donations valued at approximately $483,000 by one of the Company’s European subsidiaries. The value of these donations represented approximately 80% of donations to Smile Project for its corresponding fiscal year. Ms. Michael does not receive any compensation in connection with her work with Smile Project.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company’s equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC and the NYSE. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all such forms that they file.

Based solely on the Company’s review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended February 3, 2024, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended February 3, 2024, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Common Stock.

THE BOARD OF DIRECTORS

May [  ], 2024

APPENDIX A

GUESS?, INC.

2004 EQUITY INCENTIVE PLAN

(Amended and Restated as of April 10, 2024)

1. Purpose. The purposes of the Guess?, Inc. 2004 Equity Incentive Plan (the “Plan”) are to attract, retain and motivate officers and other key employees, directors and consultants of Guess?, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as follows:

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Stock Units, Performance Share Awards, Performance Units, Stock Appreciation Rights, or Dividend Equivalent Rights.

“Award Agreement” means a written or electronic award agreement or notice evidencing the terms of an Award in a form approved by the Committee and, in each case and if and to the extent required by the Committee, which is executed or otherwise electronically accepted by the Participant and by an officer on behalf of the Company in such form and manner as the Committee may require, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred when:

(A) any Person (other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (y) Maurice Marciano or Paul Marciano, the members of their families, their respective estates, spouses, heirs and any trust of which any one or more of the foregoing are the trustors, the trustees and/or the beneficiaries, or any other entity controlled by one or more of them (collectively, such persons, estates, trusts, and entities referred to in this clause (y) the “Permitted Holders”)), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”) shall become the Beneficial Owner of both (i) thirty-five percent (35%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)) and (ii) more shares of Common Stock or more Combined Voting Power of the Company than are at such time Beneficially Owned by the Permitted Holders;

(B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors”) cease for any reason to constitute a majority of the Board;

(C) there is a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 17 hereof) or any Parent of such Surviving Entity) more than 50% of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation; or

(D) there is a complete liquidation or dissolution of the Company or all or substantially all of the Company’s assets are sold;

provided, however, that a Change in Control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock. The foregoing definition of “Change in Control” shall be effective as to Awards granted on or after May 19, 2017. “Change in Control” for purposes of Awards granted prior to May 19, 2017, as well as any employment agreement entered into by the Company prior to May 19, 2017 that uses the term “Change in Control” as defined in the Plan, shall have the meaning given to such term in the Plan as in effect immediately prior to that date.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Combined Voting Power” means the combined voting power of the Company’s then outstanding voting securities.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board (or a subcommittee appointed by another committee acting within its delegated authority) to administer the Plan; provided that, as to Section 13 and any Award granted to an individual who, at the time of grant of the Award, is a Non-Employee Director, the Committee shall mean the Board. The Committee shall consist of at least two directors or such number of directors as may be required under applicable law and shall serve at the pleasure of the Board. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan, and the Board may also take any action within the authority of such a Committee. “Committee” shall also mean the Board, if and to the extent the Board assumes administration of the Plan.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 16(b) of the Plan.

“Disability” means, with respect to any Participant and unless otherwise provided by the Committee in the applicable Award Agreement, (i) a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code with respect to Incentive Stock Options and, (ii) with respect to Awards other than Incentive Stock Options, that as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

“Eligibility Date” means each annual meeting of the Company’s shareholders at which one or more individuals are to be elected to the Board, commencing with the annual meeting of the Company’s shareholders in calendar year 2022.

“Eligible Individuals” means the individuals described in Section 7 who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

“Fair Market Value” means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

“Full-Value Award” means any Award under this Plan that is not a Stock Option or Stock Appreciation Right.

“Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

“Non-Employee Director” means a member of the Board who is not employed by the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

“Parent” means any corporation which is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the relevant entity.

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

“Performance Share Award” means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

“Performance Unit” means a conditional Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

“Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

“Restricted Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

“Restricted Stock Unit” means a Stock Unit subject to such conditions on vesting and payout as the Committee may determine.

“Retirement” means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

“Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

“Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

“Stock Unit” means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of the Stock Unit grant.

“Subsidiary” means (i) with respect to an Incentive Stock Option, any corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

“Ten Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

“2022 Annual Meeting Date” means the date that shareholders approve the 2022 amendment and restatement of the Plan.

3. Administration of the Plan.

(a) The Plan shall be administered by the Committee. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, should be duly and timely authorized by the Board or a committee consisting solely of two or more directors each of whom the Board has determined is a non-employee director (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of directors each of whom the Board has determined is an independent director (within the meaning of the applicable listing agency). However, the failure to satisfy any requirement set forth in the preceding two sentences shall not affect the validity of any action of any committee otherwise duly authorized and acting in the matter.

(b) The Committee shall have full power and authority, subject to the express provisions hereof (including the no repricing provision below), to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority (i) to determine eligibility and select Participants from the Eligible Individuals, (ii) to determine the type and form of Awards to be granted and to grant Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the price (if any) at which securities will be offered or awarded (in the case of securities-based awards) and to determine the form in which such price may be paid (which may include any form of consideration permitted by applicable law including, without limitation, services rendered), (v) to determine the terms and conditions of each Award, including, without limitation, those related to any vesting, forfeiture, payment or exercisability provisions, and including the authority to grant an Award that is fully-vested at grant, (vi) to amend the terms and conditions of an Award, waive any right of the Company with respect to an Award, accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all outstanding Awards (in the case of Stock Options and Stock Appreciation Rights, within the maximum term of such awards) in such circumstances as the Committee may deem appropriate (including, without limitation, in connection with a retirement or other termination of employment or services), subject to any required Participant consent under Section 18, (vii) to specify and approve the form and provisions of the Award Agreements delivered to Participants in connection with their Awards, (viii) to determine whether, and the extent to which, adjustments are required pursuant to Section 16 and to take any actions it may determine to be advisable pursuant to Section 17, (ix) to acquire or settle rights under Awards (subject to the no repricing provision below); (x) to construe and interpret any Award Agreement delivered under the

Plan, (xi) to prescribe, amend and rescind rules and procedures relating to the Plan, (xii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or any other factors or circumstances that the Committee may determine to be appropriate and (xiii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d) Any action taken by, or inaction of, the Company, any Subsidiary, or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. In making any determination or in taking or not taking any action under this Plan, the Board or a Committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

(e) Notwithstanding the foregoing and except for an adjustment pursuant to Section 16 or a repricing approved by shareholders, in no case may the Committee (1) amend an outstanding Stock Option or Stock Appreciation Right to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for a Stock Option or Stock Appreciation Right with an exercise or base price that is less than the exercise or base price of the original Award.

4. Duration of Plan. The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated or expire under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after March 26, 2032. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

5. Shares of Stock Subject to the Plan.

(a) The number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 33,670,000 shares (the “Share Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof.

(b) Except as provided below in this Section 5(b), Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after May 1, 2017 shall be counted against the foregoing Share Limit as 3.54 shares for every one share issued in connection with such Award. Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after the 2022 Annual Meeting Date, as well as any shares issued under the Plan in excess of the “target” number of shares subject to a Full-Value Award granted under the Plan prior to the 2022 Annual Meeting Date as to which there was a performance-based vesting requirement and such shares are issued under the Plan on or after the 2022 Annual Meeting Date as a result of performance in excess of the applicable “target” level for a performance period ending on or after the 2022 Annual Meeting Date, shall be counted against the foregoing Share Limit as 1.60 shares for every one share issued in connection with such Award.

(c) To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall again be available for subsequent Awards under this Plan.

(d) Except as provided in the next sentence, shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not count against the Share Limit and shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Stock Option or Stock Appreciation Right granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Stock Option or Stock Appreciation Right granted under this Plan, shall count against the Share Limit and shall not be available for subsequent Awards under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Full-Value Award granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Full-Value Award granted under this Plan, shall not count against the Share Limit and shall be available for subsequent Awards under this Plan.

(e) In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan, the number of shares delivered with respect to the Award shall be counted against the Share Limit (applying, for any such issuance on or after May 1, 2017, the counting rule of Section 5(b)). (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered on or after 2022 Annual Meeting Date in payment of those rights with respect to that dividend, 80 shares shall be counted against the Share Limit.)

(f) To the extent that shares of Common Stock are delivered pursuant to the exercise of a Stock Appreciation Right or Stock Option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the Share Limit, as opposed to only counting the shares issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares, is to be settled in shares of Common Stock, and is exercised in full at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.)

(g) The Company may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise). The Share Limit, as well as the share limit in Section 6(a), is subject to adjustment as provided in Section 16(b).

(h) As to shares subject to a Full-Value Award granted under this Plan on or after May 1, 2017 and before the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 3.54 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 3.54 shares for every one share subject to the Award that becomes so available. As to shares subject to a Full-Value Award granted under this Plan on or after the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 1.60 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 1.60 shares for every one share subject to the Award that becomes so available.

(i) Unless otherwise provided by the Committee, no fractional shares shall be delivered under the Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

6. Additional Share Limits. The limits set forth in Sections 6(a) and 6(b) below shall apply with respect to Awards granted under this Plan. The limit set forth in Section 6(c) below shall apply to all cash compensation provided to a Non-Employee Director in his or her capacity as a member of the Board (under this Plan or otherwise).

(a) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 10,000,000 shares.

(b) The maximum number of shares of Common Stock subject to those Awards that are granted under this Plan during any one calendar year to an individual who, on the grant date of the Award, is a Non-Employee Director (whether the Award is payable in cash or shares of Common Stock) is the number of shares that produce a grant date fair value for the Award that, when combined with the grant date fair value of any other Awards granted under this Plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director, is $500,000. For purposes of this Section 6(b), “grant date fair value” means the value of the Award as of the date of grant of the Award and as determined using the equity award valuation principles applied in the Company’s financial reporting. The limits of this Section 6(b) do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the Award, is an officer or employee of the Company or one of its Subsidiaries. The limit set forth in this Section 6(b) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

(c) Commencing with fiscal year 2023, the aggregate cash compensation paid to a Non-Employee Director for service as a member of the Board during any one fiscal year of the Company (including, without limitation, Board retainers, retainers for service on committees of the Board, meeting fees, fees for service as a chair of the Board or a committee of the Board, and fees for service as a lead independent director) shall not exceed $300,000. The limit set forth in the preceding sentence does not apply to, and shall be determined without taking into account, the following: (i) any compensation or benefits granted, provided, paid or payable for service to the Company or any of its Subsidiaries in any capacity other than as a member of the Board (such as, without limitation, as an officer, employee, or consultant), (ii) any Award subject to the limitation in Section 6(b), and (iii) the crediting of earnings or losses on deferred compensation. Furthermore, the limit set forth in this Section 6(c) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

7. Eligible Individuals. Awards may be granted by the Committee only to those persons who the Committee determines to be Eligible Individuals. An “Eligible Individual” is any person who is (a) an officer of the Company or any of its Subsidiaries, (b) an employee of the Company or any of its Subsidiaries, (c) a director of the Company or one of its Subsidiaries, or (d) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or its Subsidiaries in a capital-raising transaction or as a market maker or promoter of the Company’s or its Subsidiaries’ securities) to the Company or any of its Subsidiaries and who is selected to participate in this Plan by the Committee; provided, however, that a person who is otherwise an Eligible Individual under clause (d) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act the offering and sale of shares issuable under this Plan by the Company or its Subsidiaries or the Company’s compliance with any other applicable laws. A Participant may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or its Subsidiaries.

8. Stock Options. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options; provided that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, and shall indicate if the option is intended as an Incentive Stock Option.

(b) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

(c) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder), subject to adjustment as contemplated by Section 16(b).

(d) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(e) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. In no case, unless otherwise provided by the Committee, may a Stock Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Stock Option if less than 100) during the term of the Stock Option. The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria or such other conditions as the Committee may prescribe, or the Committee may provide that a Stock Option shall be vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(f) Method of Exercise. The exercise provisions of this Section 8(f) apply to a Stock Option unless otherwise provided by the Committee in the applicable Award Agreement. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. Unless and until otherwise provided by the Committee and in accordance with procedures established by the Company for this purpose from time to time, a Participant may exercise an Option through a “cashless exercise” procedure involving a third-party broker who provides financing for the purpose of (or otherwise facilitates) the exercise of Stock Options. For clarity, such an arrangement shall not be considered prohibited by Section 15. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act and compliance with applicable law. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option.

(g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

(h) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

9. Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, any applicable restrictions on the sale, assignment, transfer or other disposition of such shares that the Committee may prescribe and any applicable conditions that the Committee may prescribe regarding the vesting and/or forfeiture of such shares. The Committee may determine that a Restricted Stock Award shall be fully vested at grant (including, without limitation in the form of a stock bonus).

(b) Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for any lawful consideration approved and deemed appropriate by the Committee, including without limitation, services rendered by the Participant. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of any applicable restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

(c) Evidence of Ownership. At the time of grant, the Company shall, in its discretion, issue to each Participant receiving a Restricted Stock Award either: (i) a certificate or certificates in respect of such shares of Common Stock or (ii) uncertificated shares in book entry form. In either case, such shares shall be registered in the name of such Participant, and shall bear an appropriate legend or notation, as applicable, referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that, as a condition of any Restricted Stock Award: (x) the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award and (y) shares evidencing such Restricted Stock Award (if in certificate form) be held in custody by the Company until the restrictions thereon have lapsed.

(d) Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and, subject to Section 9B, the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

9A.  Stock Units. Awards of Stock Units granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Terms and Conditions of Stock Units Generally; Award Agreement. The Committee may, in its discretion, (1) authorize and grant to any Eligible Individual an Award of Stock Units, (2) credit to any Eligible Employee Stock Units, (3) permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or (4) grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including any applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee. The Committee may determine that an Award of Stock Units shall be fully vested at grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of an Award of Stock Units, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(b) Payment of Awards. The Committee, in the applicable Award Agreement or other award agreement or the relevant Company deferred compensation plan, may permit an Eligible Individual to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provisions for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

(c) Dividend Equivalent Rights. In its discretion, the Committee may grant to any Eligible Individual “Dividend Equivalent Rights” concurrently with the grant of any Award of Stock Units, on such terms as set forth by the Committee in the applicable Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates during the period between the date of grant (or such later date as the Committee may set) and the date the Award of Stock Units expires (or such earlier date as the Committee may set), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or shares of Common Stock, and may be subject to such conditions, as may be determined by the Committee.

(d) Cancellation of Restricted Stock Units. Unless the Committee otherwise expressly provides, and subject to Section 14 hereof, Restricted Stock Units that remain subject to any conditions to vesting at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be cancelled, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

(e) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Stock Units. Stock Units may, however, by express provision in the applicable Award Agreement, entitle a Participant to Dividend Equivalent Rights as provided under Section 9A(c) hereof.

9B.  Dividend Equivalent Rights. In addition to Dividend Equivalent Rights contemplated by Section 9A(c), Dividend Equivalent Rights may be granted as a separate Award or in connection with another Award under this Plan; provided, however, that Dividend Equivalent Rights may not be granted in connection with a Stock Option or Stock Appreciation Right granted under this Plan. In addition, any dividends and/or Dividend Equivalent Rights as to the unvested portion of a Restricted Stock Award that is subject to performance-based vesting requirements or the unvested portion of a Stock Unit Award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the Award to which they relate.

10. Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

(a) Award Agreement. Stock Appreciation Rights shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b) Terms of Stock Appreciation Rights Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 10(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

(c) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment as contemplated by Section 16(b).

(d) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee may provide that a Stock Appreciation Right shall be fully vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(e) Amount of Payment. In the event a Participant exercises a Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the positive difference (if any) between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

(f) Form of Payment. Payment upon exercise of a Stock Appreciation Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

(g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Stock Appreciation Right unless and until shares of Common Stock (either in certificate or book entry form) are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to

Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

11. Performance Share Awards. Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

(b) Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for such consideration as the Committee deems appropriate including, without limitation, services rendered by the Participant. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

(c) Performance Goals. Performance Share Awards may provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified performance goals (“Performance Goals”) over a designated performance period (“Performance Period”) or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Share Award, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d) Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

(e) Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

12. Performance Units. Awards of Performance Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Awards of Performance Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b) Terms of Performance Units Generally. Each Performance Unit shall entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 12(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

(c) Performance Goals. Awards of Performance Units may provide that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified Performance Goals over a designated Performance Period or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Unit, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d) Payment of Awards. Payment in settlement of a Performance Unit Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

(e) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Performance Units.

13. Non-Employee Director Awards.

(a) Annual Award Grants. On each Eligibility Date, each Non-Employee Director who (unless otherwise determined by the Board) has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall automatically (without requiring any further action by the Board) be granted a Restricted Stock Award for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $180,000.

On each Eligibility Date, a Non-Employee Director then serving as the Chair of the Board and who has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall (unless otherwise provided by the Board) automatically (without requiring any further action by the Board) be granted an additional Restricted Stock Award (in addition to any other award provided for above in this Section 13(a)) for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $95,000. For clarity, service as the Company’s lead independent director shall not (unless otherwise provided by the Board) result in an additional award pursuant to this paragraph unless the director is also a Non-Employee Director serving as the Chair of the Board on the applicable date and otherwise entitled to an award for serving as Chair of the Board pursuant to the foregoing.

The Board has the authority to change the timing of the Restricted Stock Award grants provided for in this Section 13, and the grant date Dollar value of the Restricted Stock Awards provided for in this Section 13, from time to time (including, without limitation, the authority to provide for an initial Restricted Stock Award to a Non-Employee Director who is first appointed or elected to the Board or to make discretionary grants of Restricted Stock Awards to one or more Non-Employee Directors, in such amounts as the Board may determine) and may provide for one or more Restricted Stock Awards to be granted in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). Notwithstanding anything to the contrary in the preceding paragraphs of this Section 13, to the extent that any award otherwise provided for in this Section 13 would cause the limit set forth in Section 6(b) to be exceeded, the size of the award shall be reduced to the extent necessary such that the limit set forth in Section 6(b) is not exceeded.

(b) Vesting. Except as provided in the next sentence, each Restricted Stock Award granted under this Section 13 shall become vested as to 100% of the total number of shares of Common Stock subject thereto upon the first to occur of (i) the first anniversary of the date of grant, (ii) a termination of service on the Board if such Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a Change in Control. The Board has the authority to change such vesting provisions from time to time and may provide that any particular Award will be vested immediately after grant. Promptly after the vesting date and satisfaction of all applicable restrictions, the Company shall, as applicable, either remove the notations on any shares issued in book entry form that have met such conditions or deliver to the Participant holding the Award (to the extent that the certificate(s) had not previously been delivered) a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed. Book entries shall be made, or certificates shall be delivered, as applicable, evidencing vested shares (and any other amounts deliverable in respect thereof shall be delivered and paid) only to the Participant or his or her personal representative, as the case may be.

(c) Voting; Dividends. After the applicable date of grant of a Restricted Stock Award pursuant to this Section 13, the Participant holding the Restricted Stock Award shall have voting rights and dividend rights with respect to the shares of Common Stock subject to the award. Any securities or other property receivable in respect of the shares subject to an Award pursuant to this Section 13 as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the shares (“Restricted Property”) will be subject to the restrictions set forth in the Plan to the same extent as the shares to which such securities or other property relate and shall be held and accumulated for the benefit of the Participant, but subject to such risks. The Participant’s voting and dividend rights shall terminate immediately as to any shares that are forfeited back to the Company in accordance with Section 13(d).

(d) Effect of a Termination of Service. As to an Award granted pursuant to this Section 13 and unless otherwise provided by the Board, if a Participant ceases to be a member of the Board for any reason, any shares subject to the Participant’s Restricted Stock Award that are not fully vested and free from restriction as of the Participant’s termination of service (and do not vest in connection with such termination of service) shall thereupon be forfeited and returned to the Company.

(e) Awards to Certain Non-U.S. Participants. As to any Award granted pursuant to this Section 13 to a Participant who at the time of grant is resident outside of the United States, the Board may, to the extent it determines necessary or advisable in the circumstances, provide that such Award shall be made in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). The Participant shall have no voting or other rights as a stockholder of the Company with respect to such restricted stock units until such time as shares of Common Stock are actually issued to and held of record by the Participant; provided, however, that the Board may provide in the Award Agreement for the Participant to hold dividend equivalent rights in respect of any outstanding and unpaid Restricted Stock Units.

14. Termination of Employment.

(a) Death, Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries by reason of the Participant’s death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination of such employment and services, for a period (the “Exercise Period”) of one year from the date of such death, Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment and services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may (unless otherwise provided by the Committee in the applicable Award Agreement) thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(b) Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries for any reason other than death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of such termination of employment and services, for a period of sixty (60) days from the date of such termination of employment and services or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment or services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services, and (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of termination of employment and services shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(b) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(c) Events Not Deemed Terminations of Service; Effect of Change of Subsidiary Status. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or one of its Subsidiaries or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Company a termination of employment and service shall be deemed to have occurred with respect to each Eligible Individual in respect of such Subsidiary who does not continue as an Eligible Individual in respect of another entity within the Company after giving effect to the Subsidiary’s change in status unless that Subsidiary is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) and assumes the Eligible Individual’s award(s) in connection with such transaction.

(d) If the Participant is not an employee of the Company or one of its Subsidiaries, and is not a member of the Board, and provides other services to the Company or one of its Subsidiaries, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated. Unless otherwise expressly provided by the Committee, an individual being subject to restrictive covenants (such as, without limitation, confidentiality, non-solicitation, non-competition, and non-disparagement covenants), or a general cooperation obligation, shall not constitute “service” for purposes of this Plan or any Award. The Committee may also specify additional rules for determining if and when a termination of employment or services has occurred for purposes of this Plan.

15. Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except (a) to the Company, (b) by will or by the laws of descent and distribution, (c) (other than in the case of an Incentive Stock Option) to a family member (or former family member) pursuant to a domestic relations order that is received by the Committee, or (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award that is not an Incentive Stock Option to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the “alternate payee” under a domestic relations order received by the Committee or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

16. Recapitalization or Reorganization.

(a) The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reclassification, merger, combination, consolidation, conversion, stock split, reverse stock split, combination, extraordinary dividend or distributions, spinoff, split-up, or exchange of shares (a “Change in Capitalization”) (i) the Committee shall make such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan (including the specific share limits, maximums and numbers of shares set forth elsewhere in the Plan), the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof, the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards or the performance standards applicable to any outstanding Awards and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion. Notwithstanding the foregoing, in each case, no adjustment shall be made to any Award that would subject the holder of such Award to additional tax under Section 409A of the Code with respect to such Award.

17. Change in Control. The provisions of this Section 17 shall be effective as to Awards granted on or after May 19, 2017. Awards granted prior to May 19, 2017 shall continue to be subject to the provisions of this Section 17 as in effect immediately prior to that date.

(a) Upon any Change in Control event in which the Company does not survive, or does not survive as a public company in respect of its Common Stock, then the Committee may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence in connection with which the Committee has made provision for the Award to be terminated (and the Committee has not made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award) then, unless otherwise provided in the applicable Award Agreement, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the Change in Control, (iii) all restrictions and conditions of all Restricted Stock Units then outstanding shall lapse and such Restricted Stock Units shall become payable as of the Change in Control, (iv) each other Award that is granted under this Plan shall become payable to the holder of such Award as of the Change in Control. Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 17 to the extent that such acceleration and/or payment shall cause the holder of such Award to be subjected to additional tax under Section 409A of the Code with respect to such Award and, in such circumstances as to any Award, the consideration to be paid with respect to the Award (which, for clarity, may be adjusted as provided above) shall be payable at the same time as the Award would have otherwise become payable in accordance with its terms without giving effect to any change in the time or manner of payment because of the Change in Control (subject to any termination or acceleration that may be permitted, without resulting in any tax under, Section 409A of the Code).

(b) The Committee may provide for the accelerated vesting of an Award, as and to the extent determined by the Committee, in connection with any Change in Control or other circumstances.

(c) For purposes of this Section 17, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after an event referred to above in Section 17(a), and/or is assumed and continued by the surviving entity following such event (the “Surviving Entity”) (including, without limitation, an entity that, as a result of such event, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each share of Common Stock subject to the Award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the shareholders of the Company for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the shareholders participating in such event if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Committee may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the shareholders participating in the event.

(d) The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Stock Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. In the case of a Stock Option or Stock Appreciation Right or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the Award, the Committee may terminate such award in connection with an event referred to in Section 17(a) without any payment in respect of such Award.

(e) In any of the events referred to in Section 17(a), the Committee may take such action contemplated by this Section 17 immediately prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares and, in such circumstances, will reinstate the original terms of the Award if an event giving rise to an acceleration and/or termination does not occur.

(g) The Committee may override the provisions of this Section 17 by express provision in the Award Agreement and may accord any Eligible Individual a right to refuse any acceleration, whether pursuant to the Award agreement or otherwise, in such circumstances as the Committee may approve. The portion of any Incentive Stock Option accelerated in connection with an event referred to in this Section 17 (or such other circumstances as may trigger accelerated vesting of the Award) shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded (with the balance of such Stock Option then a Nonqualified Stock Option).

18. Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if shareholder approval for the change is required by applicable law. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, materially and adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws. In addition, changes contemplated by Sections 16(b) and 17 of this Plan shall not be deemed to constitute changes or amendments for purposes of this Section 18.

19. Miscellaneous.

(a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement, valued in a consistent manner at their fair market value. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) ISO Notice of Sale. Unless otherwise provided by the Committee, the applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

(c) Loans. On such terms and conditions as shall be approved by the Committee and subject to compliance with applicable law, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

(d) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary or any other service provider any right to continued employment or service with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, or to terminate the service of any other service provider at any time, with or without cause.

(e) Unfunded Plan. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to Awards hereunder.

(f) Other Employee Benefit Plans. Unless otherwise provided by the Committee, payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

(g) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such shares issued in certificate form, or a notation to be made on any such shares issued in book entry form, as applicable, to make appropriate reference to such restrictions. No Award shall be granted or shares of Common Stock shall be issued hereunder unless the Company shall have determined that such grant or issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(h) Plan Construction. The Plan and each Award Agreement is intended to comply with, and not result in any tax, penalty or interest under, Section 409A of the Code. The Plan and each Award Agreement shall be construed and interpreted consistent with that intent.

(i) No Liability. Neither the Board nor any other Committee, nor any member thereof or person acting at the direction thereof, nor the Company or any of its Affiliates, shall be liable for any damages of a Participant or any other person should a Stock Option intended as an Incentive Stock Option fail to meet the requirements of the Code applicable to Incentive Stock Options, should any other Award(s) fail to qualify for any intended tax treatment, should any Award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Exchange Act, or otherwise for any tax (including, without limitation, under Section 409A of the Code) or other liability imposed on a Participant with respect to an Award.

(j) Award Agreement. Each Eligible Individual receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(k) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(l) Applicable Law. Except as to matters of federal law and unless otherwise provided by the Committee, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

(m) Effective Date. This amended and restated version of the Plan shall be effective April 10, 2024 (the “Effective Date”), provided that the Plan is approved by the Company’s shareholders within 12 months after that date.

(n) Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

(o) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(p) Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(q) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

(r) Clawback Policy. The Awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares acquired upon payment of the Awards).

(s) International Awards. One or more Awards may be granted to Eligible Individuals who provide services to the Company or an Affiliate outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, to this Plan and approved by the Committee from time to time. The Awards so granted need not comply with other specific terms of the Plan, provided that shareholder approval of any deviation from the specific terms of the Plan is not required by applicable law or any applicable listing agency. The Committee may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) and such different methodology may include, without limitation, determining the fair market value based on an average of closing prices (or the average of high and low daily trading prices) for a specified day or period on or preceding the relevant date.

(t) Assumed Awards. Awards may be granted to Eligible Individuals in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock, restricted stock units, or other stock-based awards granted by other entities to persons who are or who will become Eligible Individuals in respect of the Company or one of its Affiliates, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Affiliates, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of the Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares of Common Stock that are delivered and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under the Plan.

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APPENDIX B

Proposed Amendments to Restated Certificate of Incorporation: Proposal No. 5.a

ARTICLE V

Indemnification and Advancement

SECTION 5.1. Indemnification. (a) ~~The~~To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), the Corporation shall indemnify any person who was or is a party ~~or~~to, is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by ~~him~~such indemnitee in connection with such ~~action, suit or~~ proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that, except as provided in subsection (i) of this Article V with respect to proceedings to enforce rights to indemnification or advancement, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The termination of any ~~action, suit or~~ proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal ~~action or~~ proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b) ~~The~~To the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), the Corporation shall indemnify any person who was or is a party ~~or~~to, is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether the basis of such action or suit is alleged action in an official capacity as a director or officer, or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by ~~him~~such indemnitee in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any ~~action, suit or~~ proceeding referred to in subsections

(a) and (b) of this Section 5.1, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(d) Any indemnification under subsections (a) and (~~h~~b) of this Section 5.1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such subsections (a) and (b). Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination (i) by a majority vote of directors who are not parties to such action, suit or proceeding even though less than a quorum, ~~or~~ (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (~~iii~~iv) by the stockholders of the Corporation.

(e) Expenses (including attorneys’ fees) incurred by ~~an~~a present or former officer or director of the Corporation in defending any ~~civil, criminal, administrative or investigative action, suit or~~ proceeding ~~may~~referred to in subsections (a) and (b) of this Section 5.1 shall be paid by the Corporation in advance of the final disposition of such ~~action, suit or~~ proceeding upon ~~receipt~~delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined ~~that he~~by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified ~~by the Corporation authorized in this Article V. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors of the Corporation deems appropriate.~~for such expenses under this Article V or otherwise. To the fullest extent permitted by law, the Corporation may grant rights to advancement of expenses to any other person.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, ~~by-law~~this Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of Section 145 of the ~~General Corporation Law~~DGCL.

~~(h) For purposes of this Article V, references to “the Corporation” shall include, in addition to the resulting, corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.~~

(h) ~~(i)~~ For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.

(i) If a claim under subsections (a), (b), (c) or (e) of this Article V is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.

(j) The indemnification and advancement of expenses provided by~~, or granted pursuant to,~~ this Article V shall~~, unless otherwise provided when authorized or ratified,~~ be contract rights and such rights shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) No amendment or repeal of this Article V that adversely affects any right of an indemnitee or its successors shall apply to or have any effect upon any right to indemnification or advancement provided hereunder with respect to acts or omissions occurring or having allegedly occurred prior to such amendment or repeal.

(l) For purposes of this Restated Certificate of Incorporation, “officer” shall mean only a person who at the time of the relevant act or omission is deemed to have consented to service by the delivery of process to the registered agent of the Corporation pursuant to 3114 of Title 10 of the Delaware Code (treating residents of Delaware as if they were nonresidents to apply 3114(b) of Title 10 of the Delaware Code to this sentence).

[. . .]

ARTICLE VII

Liability of ~~a Director~~Directors and Officers

SECTION:7.1. Liability of ~~a Director~~Directors and Officers. (a) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the ~~director’s~~director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for directors under Section 174 of the ~~General Corporation Law of the State of Delaware or~~DGCL, (iv) for any transaction from which the director or officer derived any improper personal benefit~~. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article VII~~, or (v) in the case of an officer, for any action by or in the right of the Corporation. If the DGCL is amended after the effectiveness of the filing of this Restated Certificate of Incorporation with the Delaware Secretary of State to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the ~~corporation~~Corporation shall be eliminated or limited to the fullest extent permitted by the ~~General Corporation Law of the State of Delaware~~DGCL, as so amended.

(b) For purposes of this Article VII, “officer” shall have the meaning set forth in Article V, Section 5.1(l).

(c) ~~(b)~~ Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

APPENDIX C

Proposed Amendments to Restated Certificate of Incorporation: Proposal No. 5.b

ARTICLE II

Registered Office and Registered Agent; Location of Meetings

and Corporate Books and Records

SECTION 2.1. Office and Agent. The address of the registered office of the Corporation in the State of Delaware is ~~2711 Centerville Road, Suite 400~~251 Little Falls Drive, City of Wilmington 19808, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

SECTION 2.2. Meetings; Books and Records. Meetings of stockholders may be held outside of the State of Delaware. The books of the Corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the ~~Bylaws~~bylaws of the Corporation (the “Bylaws”).

ARTICLE III

Corporate Purposes and Existence

SECTION 3.1. Corporate Purposes and Existence. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”). The Corporation is to have perpetual existence.

[. . .]

ARTICLE IV

[. . .]

~~SECTION 4.2. Stock Split. Each share of common stock, par value $.01 per share, of the Corporation issued and outstanding, or retained in treasury, as of the opening of business on the day on which this Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, shall be converted into 32.664669 shares of Common Stock without further action by the Corporation or any stockholder thereof. No fractional shares shall be issued upon such conversion and if any stockholder of the Corporation shall be entitled to less than one full share of Common Stock, such stockholder shall be paid cash in lieu of such fractional share equal to the fair value of such fractional share at the time of such conversion.~~

[. . .]

SECTION ~~4.4~~4.3. Common Stock.

(a) ~~Identical Rights and Privileges;~~ No Preemptive Rights~~. All outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges~~. The holders of shares of Common Stock shall have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation.

(b) Dividends ~~and Distributions~~. When, as and if dividends ~~or distributions~~ are declared on outstanding shares of Common Stock, whether payable in cash, in property or in securities of the Corporation, the holders of outstanding shares of Common Stock shall be entitled to share equally, share for share, in such dividends ~~and distributions~~.

[. . .]

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ARTICLE VI

~~Interested Transactions~~

SECTION:6.1. Interested Transactions. No contract or ~~other~~ transaction between ~~the Corporation and any person, firm, association or corporation and no act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the Directors of the Corporation are pecuniarily or otherwise interested, directly or indirectly, in such contract, transaction or act, or are related to or interested in, as a director, stockholder, officer, employee, member or otherwise, such person, firm, association or corporation. Any Director so interested or related who~~a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at ~~any~~or participates in the meeting of the ~~Board of Directors~~board or committee ~~or directors at which action on any such contract, transaction or act is taken~~which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at ~~such meeting and may vote thereat with respect to such contract, transaction or act with like force and effect as if he was not so interested or related. No Director so interested or related shall, because of such interest or relationship, be disqualified from holding his office or be liable to the Corporation or any stockholder or creditor thereof for any loss incurred by the Corporation under or by reason of such contract, transaction or act, or be accountable for any gains or profits he may have realized therein.~~a meeting of the board of directors or of a committee which authorizes the contract or transaction.

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V O T E B Y T E L E P H O N E Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touchtone phone, and follow the instructions to record your vote. V O T E B Y I N T E R N E T Have your proxy card available when you access the website www.cesvote.com and follow the instructions to record your vote. V O T E B Y MA I L Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230. Vote 24 hours a day, 7 days a week! If you vote by telephone or Internet, please do NOT send your proxy by mail. GUESS?, INC. PROXY CARD ª Proxy must be signed and dated below. Please fold and detach card at perforation before mailing. c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230 Control Number ïƒ¨ Telephone Call Toll-Free: 1-888-693-8683 The Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1. 1. To elect seven directors to serve until the Company’s 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal. Nominees: FOR WITHHOLD (1) Carlos Alberini (2) Thomas J. Barrack, Jr. (3) Anthony Chidoni (4) Paul Marciano (5) Elsa Michael (6) Deborah Weinswig (7) Alex Yemenidjian QR Code Scan with a mobile device The Board of Directors recommends a vote “FOR” Proposals 2, 3, 4, 5a, and 5b. 2. Advisory vote on the compensation of our named executive officers. FOR AGAINST ABSTAIN 3. To ratify the appointment of the independent auditor for the fiscal year ending February 1, 2025. FOR AGAINST ABSTAIN 4. To approve an amendment and restatement of our 2004 Equity Incentive Plan (the “Plan”), including to increase by 3,890,000 shares the number of shares of common stock of the Company for issuance under the Plan. FOR AGAINST ABSTAIN 5a. To approve an amendment to our Restated Certificate of Incorporation to provide for officer exculpation and update indemnification and advancement provisions. FOR AGAINST ABSTAIN 5b. To approve an amendment to our Restated Certificate of Incorporation to clarify, eliminate or update certain miscellaneous provisions. ± FOR ± AGAINST ± ABSTAIN To consider such other business as may properly come before the annual meeting. Shareholder Signature (Title) Date Shareholder Signature, if jointly held (Title) Date INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Internet Access the Internet site and cast your vote: www.cesvote.com Mail Return your proxy card form in the postage-paid envelope provided PRELIMINARY COPY – SUBJECT TO COMPLETION

The 2024 Annual Meeting of Shareholders of Guess?, Inc. will be held on May 31, 2024, at 9:00 a.m. Pacific Time virtually via live audio webcast at www.cesonlineservices.com/ges24_vm Important: If you plan to attend the Annual Meeting virtually you must pre-register at www.cesonlineservices.com/ges24_vm no later than 9:00 a.m. Pacific Time on May 30, 2024. You will need your 11-digit Control Number to pre-register to attend the virtual meeting. Your 11-digit Control Number can be found on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 31, 2024 The Notice of Annual Meeting, Proxy Statement and 2024 Annual Report on Form 10-K are available at www.viewourmaterial.com/ges Please fold and detach card at perforation before mailing. GUESS?, INC. PROXY CARD PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Jason T. Miller and Anne Deedwania, or each of them acting alone, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Guess?, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 31, 2024 at 9:00 a.m. (PDT), or any adjournments or postponements thereof, virtually via live audio webcast available at www.cesonlineservices.com/ges24_vm, and hereby revoke(s) any proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE SEVEN NOMINEES FOR DIRECTOR IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5a, AND 5b, AND IN THE DISCRETION OF THE PROXY HOLDERS OR THEIR SUBSTITUTES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the 2024 Annual Meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares during such meeting in accordance with the procedures set forth with respect thereto. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal Securities laws. (Continued and to be voted on reverse side.)